                         Richmond Savings Bank, S.S.B.
                          Rockingham, North Carolina


                          Pro Forma Valuation Report
                          Valued as of August 8, 1996


                                 Prepared by:

                          BAXTER FENTRISS AND COMPANY

                               TABLE OF CONTENTS

Tab                                                                Page
- ---                                                                ----


        INTRODUCTION                                                 1



 1   I. RICHMOND SAVINGS BANK, S.S.B.

        General Overview                                             3
        Financial Condition Overview                                 5
        Asset Quality                                               13
        Asset/Liability Management and Net Interest Spreads         15
        Income and Expense Trends                                   18
        Primary Market Area                                         23
        Summary                                                     27



 2  II. COMPARISONS WITH PUBLICLY TRADED THRIFTS

        General                                                     28
        Selection Criteria                                          28
        Financial Comparisons                                       32


 3 III. MARKET VALUE ADJUSTMENTS

        Earnings Prospects                                          34
        Market Area                                                 35
        Management                                                  35
        Liquidity                                                   35
        Dividends                                                   36
        Subscription Interest                                       36
        Recent Regulatory Changes                                   36
        Stock Market Conditions                                     37
        Recent Acquisitions in the Savings Bank's Market Area       39
        New Issue Discount                                          40
        Adjustments Conclusion                                      41
        Valuation Approach                                          41
        Valuation Conclusion                                        41

                                LIST OF TABLES


Table
Number             Table Title                                   Page
- ------             -----------                                   ----

                   CHAPTER I

  1   Selected Financial Data                                     6
  2   Statement of Financial Condition                            6
  3   Loan Portfolio Composition                                  7
  4   Loan Originations                                           8
  5   Investment Securities Portfolio                             9
  6   Deposit Account Distribution                               10
  7   Historical and Pro Forma Capital Compliance                12
  8   Nonperforming Assets                                       13
  9   Allowance For Loan Losses                                  14
 10   Net Portfolio Equity Value                                 15
 11   Weighted Average Yields and Costs                          16
 12   Selected Operating Data                                    18
 13   Key Operating Ratios                                       19
 13-A Net Income for Trailing Twelve Months                      20
 14   Selected Operating Data-Percentage of Average Assets       20
 15   Summary Demographic Data                                   24
 16-A Deposit Market-Richmond County                             25
 16-B Deposit Market-Moore County                                26
 16-C Deposit Market-Scotland County                             26


     CHAPTER II                                                  Tab
                                                                 ---
 17   General Characteristics                                     2
 18   Key Financial Indicators                                    2

     CHAPTER III                                                 Page
                                                                 ----
 19   SNL Thrift Index Monthly Performance                       38

                                                                 Tab
                                                                 ---
 20   Acquisitions of North Carolina Thrift Institutions          3
 21   Standard Conversions Publicly Traded                        3
 22   Trading Comparisons                                         3

                               LIST OF EXHIBITS



Exhibit
Number       Exhibit Title                                       Tab
- ------       -------------                                       ---

  I-1   Profile of Baxter Fentriss and Company                    4

 II-1   Balance Sheet                                             5
 II-2   Consolidated Statements of Income                         5
 II-3   Loans Portfolio                                           5
 II-4   Office Facilities                                         5
 II-5   Directors and Executive Officers                          5

III-1   Profitability Analysis                                    6
III-2   Income and Expense Analysis                               6
III-3   Yield-Cost Structure                                      6
III-4   Risk Measures                                             6
III-5   Capital Structure                                         6
III-6   Financial Condition                                       6
III-7   Growth Rates                                              6
III-8   Loan Portfolio Distribution                               6
III-9   Public Institutions Considered for Comparative Group      6


 IV-1   Selected Market Data-All Public Thrifts                   7
 IV-2   Comparative Market Indices                                7
 IV-3   Selected Comparative Rates                                7

  V-1   Calculation of Return on Conversion Proceeds              8
  V-2   Pro Forma Effect of Conversion Proceeds                   8
  V-3   Pro Forma Midpoint Analysis                               8

                                  INTRODUCTION


Set forth herein is the independent appraisal, prepared by Baxter Fentriss and Company ("Baxter Fentriss"), of the estimated pro forma fair market value of common stock (the "Common Stock") to be issued by Carolina Fincorp, Inc. ("Carolina Fincorp" or the "Holding Company") in connection with the Plan of Conversion ("Conversion") of Richmond Savings Bank, S.S.B. ("Richmond Savings" or the "Savings Bank") from a state chartered mutual savings bank to a state chartered stock savings bank, and the offer and sale of shares of common stock by the Savings Bank (transactions collectively referred to as the "Conversion" and the sale of common stock as the "Offering").

Pursuant to the Plan of Conversion, (I) Richmond Savings will convert from a North Carolina-chartered savings bank organized in mutual form to a North Carolina savings bank organized in stock form, (II) Richmond Savings will sell its capital stock to Carolina Fincorp, Inc., a North Carolina corporation and become a wholly-owned subsidiary of the Holding Company, and (III) the Holding Company will offer and sell shares of its common stock in a subscription offering and, if necessary, in a community offering.

In the course of preparing this report, we reviewed and discussed with Richmond Savings' management and independent accountants the audited financial statements of the Savings Bank's operations for the fiscal years ended June 30, 1993, 1994, 1995, and 1996. We also reviewed and discussed with management other financial matters of the Savings Bank.

Where appropriate, we considered information based upon other available public sources, which we believe to be reliable; however, we cannot guarantee the accuracy or completeness of such information. We visited the Savings Bank's primary market area and examined the prevailing economic conditions. We also examined the competitive environment within which the Savings Bank operates and assessed the Savings Bank's relative strengths and weaknesses.

We examined and compared Richmond Savings' performance with selected segments of the thrift industry and selected publicly traded savings institutions. We reviewed conditions in the securities markets in general and the market for savings institution common stock in particular. We included in our analysis an examination of the potential effects of the Conversion on the Savings Bank's operating characteristics and financial performance as they relate to the estimated pro forma market value of the Savings Bank.

In preparing our valuation, we have relied upon and assumed the accuracy and completeness of financial and statistical information provided by Richmond Savings and its independent accountants. We did not independently verify the financial statements and other information provided by the Savings Bank and its independent accountants, nor did we independently value the assets or liabilities of the Savings Bank. The valuation considers the Savings Bank only as a going concern and should not be considered as an indication of the liquidation value of the Savings Bank.

Our valuation is not intended, and must not be construed, to be a recommendation of any kind as to the advisability of purchasing shares of Common Stock in the
Offering.   Moreover, because such valuation is necessarily based on estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of Common Stock in the Offering will thereafter be able to sell such shares at prices related to the foregoing valuation of the pro forma market value thereof. Baxter Fentriss is not a seller of securities within the meaning of any federal and state securities laws and any report prepared by Baxter Fentriss shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

The accompanying report is an integral part of our valuation and must be read in its entirety to fully understand the basis for our opinion. The valuation reported will be updated as appropriate. These updates will consider, among other factors, any developments or changes in the Savings Bank's financial condition and operating performance, management policies, and current conditions in the securities markets for thrift institution common stock. Should any such developments or changes be material, in our opinion, to the valuation of shares offered in the conversion, appropriate adjustments to the estimated pro forma market value will be made. The reasons for any such adjustments will be explained in detail at that time.

                        I. Richmond Savings Bank, S.S.B.


                                General Overview
                                ----------------


Richmond Savings Bank, S.S.B. ("Richmond Savings"), was organized in 1906 and is headquartered in Rockingham, North Carolina. The Savings Bank operates from its office located at 115 S. Lawrence Street in Rockingham. Richmond Savings' deposits are insured by the SAIF of the FDIC and it is a member of the Federal Home Loan Bank System. At June 30, 1996, Richmond Savings had total assets of $94.1 million, total deposits of $83.7 million and total equity of $8.6 million or 9.2% of period end assets.

Richmond Savings' business is attracting deposits from the general public and investing those deposits primarily in first mortgages secured by one-to-four family residences. Richmond Savings also makes a limited number of commercial real estate loans and consumer loans in its market area. Richmond Savings is a community-oriented savings institution offering a diverse selection of deposit and loan products with a strong orientation toward customer service. Substantially all of Richmond Savings' loan and deposit business is located in Richmond, Moore, and Scotland Counties. Management does not anticipate any dramatic change in the Savings Bank's operations after the Conversion.

Management of Richmond Savings implemented various strategies designed to continue the Bank's profitability while maintaining the safety and soundness of
the institution.   These strategies include:  (1) emphasizing residential and consumer lending; (2) maintaining asset quality; (3) controlling operating expenses; and (4) monitoring interest rate risk.

Richmond Savings' capital increased from $4.8 million with an equity to assets ratio of 5.8% at June 30, 1991 to $8.6 million and 9.2% at June 30, 1996 and was in compliance with all applicable regulatory capital requirements. Richmond Savings remained profitable in each of the last six fiscal years ended June 30, 1996. The return on average assets has ranged from a low of 0.78% in fiscal 1991, in which the provision for loan losses was expensed, to a high of 1.11% in fiscal 1993. The return on average assets for the year ended June 30, 1996 was
 .64% down from .81% at June 30, 1995, partially due to a decrease in net interest income.

Management has sought to increase the asset size of the Savings Bank. Total assets increased from $81.3 million at June 30, 1991 to $94.1 million at June 30, 1996, or 15.8%. The Savings Bank's growth in loans has not kept pace with deposit expansion. Total deposits increased by 12.1% and net loans outstanding grew by 12.0% between June 30, 1991 and June 30, 1996, respectively. In contrast, investments including interest earning deposits, fed funds sold, FHLB stock, and investment securities increased from $14.1 million to $21.8 million, between June 30, 1991 and June 30, 1996.

Richmond Savings' diversified orientation is evidenced by the composition of its loan portfolio. At June 30, 1996, 81.0% of the Bank's loan portfolio before net items consisted of residential one-to-four family mortgages, 69.4% of the Bank's net loan portfolio was composed of adjustable rate loans, and non-performing assets were 0.06% of total assets.

The remainder of Chapter I discusses, in more detail, the overall trends identified in this section. The discussion is supplemented by the tables and exhibits throughout the chapters and at the back of the book. Exhibit II-1 summarizes Richmond Savings' statements of financial condition at June 30, 1993, 1994, 1995, and 1996. Exhibit II-2 summarizes the statements of income for the fiscal years ended June 30, 1993, 1994, 1995, and 1996.

                          Financial Condition Overview
                          ----------------------------


The following discusses asset and liability composition, loans, securities investments, market area, and Richmond Savings' earnings outlook following the Conversion.

Assets
- ------

Richmond Savings' asset base increased by 15.8% between June 30, 1991 and June 30, 1996. Table 1 shows selected consolidated balance sheet data and Table 2 shows selected balance sheet data as a percentage of period-end assets. The Savings Bank's loan growth did not keep pace with its deposit growth. The Savings Bank portfolios adjustable rate mortgages and sells fixed rate mortgage loans in the secondary market as part of its lending strategy. In addition to 1-4 family permanent mortgage loans, the Bank has diversified its loan portfolio by increasing its offering of consumer loan products. In the low interest rate environment that existed during 1992 through early 1994, consumers generally preferred fixed-rate mortgages, which worked to the bank's favor since it offered both fixed and adjustable rate loans. The bank will emphasize the origination and purchase of adjustable rate loans when market conditions permit due to the fact that these are favorable to have in a rising interest rate environment.

Loans
- -----

Richmond Savings' ratio of net loans to total assets was 75.1% at June 30, 1991 and increased slightly to 75.2% at June 30, 1996. Net loans outstanding increased from $61.0 million at June 30, 1991 to $68.4 million at June 30, 1996 (or 12.1%). Table 3 shows the composition of the loan portfolio from June 30, 1994 to June 30, 1996. Table 4 shows Richmond Savings' loan origination activity for the last three fiscal years. Richmond Savings is primarily a one-to-four family residential lender with most all of its loans directly originated in its market area.

The Savings Bank's permanent 1-4 family mortgage loans comprised 81.0% of net loans receivable as of June 30, 1996, approximating levels in recent years. Consumer lending has been the Bank's primary area of diversification, and totaled 4.2% of net loans receivable at June 30, 1996, while construction and home equity loans totaled 11.4% of net loans receivable. The Savings Bank has minimized the risk associated with long term assets by focusing on assets with shorter maturities and better interest rate spreads.

The loan programs and terms currently offered by the Savings Bank include permanent fixed rate and adjustable rate 1-4 family loans have varying terms up to 30 years and commercial real estate and multi-family loans offered by the Savings Bank have terms up to 15 years. Loan to value ratios range from 65 to 95%. The bank also sells fixed rate mortgages in the secondary mortgage market.

                                    Table 1
                            Selected Financial Data
               At June 30, 1991, 1992, 1993, 1994, 1995, and 1996
                             (Dollars in Thousands)

- ---------------------------------------------------------------------------------------------
                                                  At June 30,
- ---------------------------------------------------------------------------------------------
Balance sheet data:            1991       1992       1993       1994       1995       1996
- ---------------------------------------------------------------------------------------------
  Total loans, net             $61,012    $63,004    $67,900    $67,680    $68,745    $68,358
- ---------------------------------------------------------------------------------------------
  Total investments (2)         14,119     15,351     12,789     16,034     18,540     21,783
- ---------------------------------------------------------------------------------------------
  Total assets                  81,290     84,703     87,353     87,504     91,410     94,110
- ---------------------------------------------------------------------------------------------
  Total deposits                74,660     77,431     79,005     78,315     81,437     83,715
- ---------------------------------------------------------------------------------------------
  Total liabilities             76,537     79,099     80,793     80,090     83,282     85,469
- ---------------------------------------------------------------------------------------------
  Retained income,               4,753      5,605      6,561      7,414      8,128      8,641
  substantially  restricted
- ---------------------------------------------------------------------------------------------

(1)  Source:  Richmond Savings Bank, S.S.B., Financial Statements.
(2) Includes interest bearing deposits, fed funds sold, FHLB stock and investment securities.


                                    Table 2
                        Statement of Financial Condition
               At June 30, 1991, 1992, 1993, 1994, 1995, and 1996
                       (As a percentage of Total Assets)

- ---------------------------------------------------------------------------------------------
                                                   At June 30,
- ---------------------------------------------------------------------------------------------
Balance Sheet Data:             1991       1992       1993       1994       1995       1996
- ---------------------------------------------------------------------------------------------
Total loans, net                75%        75%        78%        77%        75%        73%
- ---------------------------------------------------------------------------------------------
Total investments (2)           18         18         15         18         20         23
- ---------------------------------------------------------------------------------------------
Total deposits                  92         91         90         89         89         89
- ---------------------------------------------------------------------------------------------
Total liabilities               94         93         92         92         91         91
- ---------------------------------------------------------------------------------------------
Retained income,                 6          7          8          8          9          9
substantially restricted
- ---------------------------------------------------------------------------------------------

(1)  Source:  Richmond Savings Bank, S.S.B., Financial Statements.
(2) Includes interest bearing deposits, fed funds sold, FHLB stock and investment securities.

                                    Table 3
                           Loan Portfolio Composition
                        At June 30, 1994, 1995, and 1996
                             (Dollars in Thousands)

- --------------------------------------------------------------------------------------------------------------------
                                                       At June 30,
- --------------------------------------------------------------------------------------------------------------------
                                             1994                        1995                        1996
- --------------------------------------------------------------------------------------------------------------------
                                      Amount      % of total      Amount      % of total      Amount      % of total
                                        $           loans           $           loans           $           loans
                                                  receivable                  receivable                  receivable
- --------------------------------------------------------------------------------------------------------------------
Mortgage loans:
- --------------------------------------------------------------------------------------------------------------------
  1-4 Family Residential             $57,025         83%         $57,980         83%         $55,386         80%
- --------------------------------------------------------------------------------------------------------------------
  Multi-family and Commercial          1,959          3            1,425          2            1,963          3
- --------------------------------------------------------------------------------------------------------------------
  Construction                         2,703          4            2,106          3            2,301          3
- --------------------------------------------------------------------------------------------------------------------
  Home Equity Lines of Credit          3,949          6            4,666          6            5,465          8
- --------------------------------------------------------------------------------------------------------------------
 Total Other Loans                     3,129          4            4,040          6            4,513          6
- --------------------------------------------------------------------------------------------------------------------
     Total loans receivable           68,765        100           70,217        100           69,628        100
- --------------------------------------------------------------------------------------------------------------------
          Less:
- --------------------------------------------------------------------------------------------------------------------
  Loans in process                   $   769                     $ 1,109                     $   881
- --------------------------------------------------------------------------------------------------------------------
  Allowance for possible loan losses     316                         363                         389
- --------------------------------------------------------------------------------------------------------------------
     Total loans, net                $67,680                     $68,745                     $68,358
- --------------------------------------------------------------------------------------------------------------------

   Source:  Richmond Savings Bank, S.S.B., Financial Statements

                                    Table 4
                               Loan Originations
               For the Years Ended June 30, 1994, 1995, and 1996
                             (Dollars in Thousands)

- --------------------------------------------------------------------------------
                                          Year Ended June 30,
- --------------------------------------------------------------------------------
                                          1994          1995          1996
- --------------------------------------------------------------------------------
    Total gross loans receivable at       $66,385       $67,627       $68,813
     beginning of period                  -------       -------       -------
- --------------------------------------------------------------------------------
Loan originated:
- ----------------
- --------------------------------------------------------------------------------
  1-4 family residential                   23,036        10,881        15,039
- --------------------------------------------------------------------------------
  Commercial real estate                      405           406           959
- --------------------------------------------------------------------------------
  Consumer Loans                            4,042         4,958         6,070
                                          -------       -------       -------
- --------------------------------------------------------------------------------
    Total loan originations                27,483        16,245        22,068

- --------------------------------------------------------------------------------
Loans sold:
- -----------
- --------------------------------------------------------------------------------
  1-4 family residential                    7,560        647.00         4,826
                                          -------       -------       -------
- --------------------------------------------------------------------------------
    Total loans sold                        7,560        647.00         4,826
- --------------------------------------------------------------------------------

Other loan activity:
- --------------------
- --------------------------------------------------------------------------------
Loan principal repayments                  18,681        14,412        27,455
                                          -------       -------       -------
- --------------------------------------------------------------------------------
    Total gross loans receivable          $67,627       $68,813       $68,252
    at end of period                      -------       -------       -------
- --------------------------------------------------------------------------------

Source: Richmond Savings Bank, S.S.B., Financial Statements

Investment Securities
- ---------------------

As of June 30, 1996, the Savings Bank's investment securities portfolio consisted primarily of U.S. Treasury and Government agency securities. Other investments include mortgage-backed securities, corporate debt, municipal bonds, and Federal Home Loan Bank Stock. The market value of the Savings Bank's investment securities totaled $16.3 million at June 30, 1996. The total investment portfolio amounted to $16.0 million, $18.5 million, and $21.8 million, at June 30, 1994, 1995, and 1996, respectively.


                                    Table 5
                        Investment Securities Portfolio
                        At June 30, 1994, 1995, and 1996
                             (Dollars in Thousands)

- --------------------------------------------------------------------------------
                                               At June 30,
- --------------------------------------------------------------------------------
                                            1994          1995          1996
- --------------------------------------------------------------------------------
                                        Market Value  Market Value  Market Value
- --------------------------------------------------------------------------------
Securities Available for Sale:
- --------------------------------------------------------------------------------
   U.S. government and agency                 -----       $ 5,474       $ 8,387
- --------------------------------------------------------------------------------
Securities Held to Maturity:
- --------------------------------------------------------------------------------
   U.S. government and agency                 10,476         5,991         4,008
- --------------------------------------------------------------------------------
   Mortgage-backed                             1,287         1,070         1,817
- --------------------------------------------------------------------------------
   Corporate debt                              1,533         1,518         1,999
- --------------------------------------------------------------------------------
   Municipal bonds                               460           304           151
- --------------------------------------------------------------------------------
   Other                                          50           ---           ---
                                                  --           ---           ---
- --------------------------------------------------------------------------------
     Total investment securities             $14,432       $14,357       $16,362
- --------------------------------------------------------------------------------
Interest-earning balances in other               867         3,448         4,686
 banks
- --------------------------------------------------------------------------------
Federal Home Loan Bank Stock                     735           735           735
                                                 ---           ---           ---
- --------------------------------------------------------------------------------
     Total investments                       $16,034       $18,540       $21,783
- --------------------------------------------------------------------------------

Source:  Richmond Savings Bank, S.S.B., Financial Statements

Liability Composition
- ---------------------

As of June 30, 1996, Richmond Savings' assets were funded primarily with deposits, loan repayments, available funds from repayments from mortgage-backed securities and retained earnings. In recent years, local retail deposits have generally been sufficient to meet Richmond Savings' funding needs. Richmond Savings attracts deposits from within its market area by offering a variety of deposit products, including NOW, money market, regular savings and term certificate accounts. The Savings Bank offers competitive rates and relies substantially on customer service, convenience, advertising and long-standing relationships with customers to attract and retain deposits. Management periodically sets deposit rates and terms and service charges based on Richmond Savings' funding needs, competitor offerings, and anticipated future economic conditions and related interest rates. Deposits rose from $74.7 million at June 30, 1991 to $83.7 million at June 30, 1996.

The Savings Bank has sought to reduce its interest rate risk by encouraging depositors to invest in longer term certificates of deposits and encouraging long-term depositors to maintain their accounts with the Savings Bank. Total demand deposits were $22.1 million or 26.4% of total deposits at June 30, 1996 and 73.6% of total deposits were certificate of deposit accounts. Table 6 shows the distribution and the weighted average rate of Richmond Savings' deposits for the years ended at June 30, 1994, 1995, and 1996. The majority of the Bank's local customers have deposit balances of less than $100,000 and the Savings Bank does not accept brokered CDs, so the Bank's local retail deposit base is believed to be relatively stable.

                                    Table 6
                         Richmond Savings Bank, S.S.B.
                          Deposit Account Distribution
                             (Dollars in Thousands)

- --------------------------------------------------------------------------------------------------------------------------------
         Category                6/30/94           Weighted         6/30/95        Weighted         6/30/96        Weighted
         --------                -------           --------         -------        --------         -------        --------
                                 Balance           Average          Balance        Average          Balance         Average
                                 -------           -------          -------        -------          -------         -------
                                                   Interest                        Interest                         Interest
                                                   --------                        --------                         --------
                                   ($)               Rate             ($)            Rate             ($)             Rate
                                                     ----                            ----                             ----
                                                      (%)                             (%)                              (%)
- --------------------------------------------------------------------------------------------------------------------------------
Passbook                            $15,080             2.80%         $11,778             2.96%         $11,368             2.95%
- --------------------------------------------------------------------------------------------------------------------------------
Now                                 $ 5,473             2.30%         $ 5,668             2.30%         $ 5,663             2.31%
- --------------------------------------------------------------------------------------------------------------------------------
VIP Checking                        $ 2,389             2.60%         $ 2,552             3.43%         $ 3,120             3.44%
- --------------------------------------------------------------------------------------------------------------------------------
Non-Interest Bearing                $ 1,770             0.00%         $ 1,934             0.00%         $ 1,954             0.00%
                                    -------             ----          -------             ----          -------             ----
- --------------------------------------------------------------------------------------------------------------------------------
    Total Demand                    $24,712             2.47%         $21,930             2.58%         $22,105             2.59%
     Deposits
- --------------------------------------------------------------------------------------------------------------------------------
Total Certificates                  $53,603             4.12%         $59,507             5.57%         $61,610             5.44%
                                    -------             ----          -------             ----          -------             ----
- --------------------------------------------------------------------------------------------------------------------------------
    Total Deposits                  $78,315             3.60%         $81,437             4.76%         $83,715             4.69%
- --------------------------------------------------------------------------------------------------------------------------------

Source:  Richmond Savings Bank, S.S.B., financial statements

Net Worth
- ---------

At June 30, 1996, Richmond Savings net worth of $8.6 million or 9.2% of total assets substantially exceeded all applicable regulatory capital requirements. Table 7 presents Richmond Savings' regulatory capital position and the pro forma estimated capital compliance ratios at June 30, 1996.

Assuming that 50% of the net proceeds are invested in the Savings Bank and reducing the capital by the amount of the ESOP and the MRPs results in an increase of Tier I leverage capital of $5.6 million at the pro forma midpoint. The total Tier I leverage capital will equal $14.2 million, or 15.1% of assets, which is $10.3 million in excess of the 4% requirement. In addition, the pro forma capital substantially exceeds the total risk-based capital requirement by $10.6 million and the North Carolina requirement by $9.6 million.

                                    Table 7
          Historical and Pro Forma Capital Compliance at June 30, 1996
                             (Dollars in Thousands)

- ---------------------------------------------------------------------------------------------------------------------------------
                      Historical - 6/30/96    $11,900(Minimum)    $14,000(Midpoint)    $16,100(Maximum)    $18,515 (Adj. Maximum)
- ---------------------------------------------------------------------------------------------------------------------------------
                          Amount      %         Amount      %        Amount      %       Amount      %          Amount      %
- ---------------------------------------------------------------------------------------------------------------------------------
Tier 1 Leverage           $8,732    9.28%      $13,383    13.55%    $14,235    14.29%   $15,087    15.02%      $16,067    15.84%
- ---------------------------------------------------------------------------------------------------------------------------------
Tier 1 Requirement        $3,764    4.00%      $ 3,950     4.00%    $ 3,984     4.00%   $ 4,018     4.00%       $4,057     4.00%
- ---------------------------------------------------------------------------------------------------------------------------------
Excess                    $4,968    5.28%      $ 9,433     9.55%    $10,251    10.29%   $11,069    11.02%      $12,009    11.84%
- ---------------------------------------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------------------------------------
Tier 1 Adjusted           $8,732   17.62%      $13,383    26.43%    $14,235    28.02%   $15,087    29.59%      $16,067    31.39%
- ---------------------------------------------------------------------------------------------------------------------------------
Tier 1 Requirement        $1,982    4.00%      $ 2,026     4.00%    $ 2,032     4.00%   $ 2,039     4.00%       $2,047     4.00%
- ---------------------------------------------------------------------------------------------------------------------------------
Excess                    $6,750   13.62%      $11,357    22.43%    $12,203    24.02%   $13,048    25.59%      $14,019    27.39%
- ---------------------------------------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------------------------------------
Total Risk-Based          $9,121   18.41%      $13,772    27.19%    $14,624    28.78%   $15,476    30.36%      $16,456    32.16%
- ---------------------------------------------------------------------------------------------------------------------------------
Risk-Based                $3,964    8.00%      $ 4,051     8.00%    $ 4,065     8.00%   $ 4,078     8.00%       $4,094     8.00%
Requirement
- ---------------------------------------------------------------------------------------------------------------------------------
Excess                    $5,157   10.41%      $ 9,720    19.19%    $10,559    20.78%   $11,398    22.36%      $12,363    24.16%
- ---------------------------------------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------------------------------------
NC Regulatory             $9,121    9.69%      $13,772    13.78%    $14,624    14.51%   $15,476    15.23%      $16,456    16.04%
- ---------------------------------------------------------------------------------------------------------------------------------
NC Requirement            $4,706    4.69%      $ 4,939     5.00%    $ 4,981     5.00%   $ 5,024     5.00%       $5,073     5.00%
- ---------------------------------------------------------------------------------------------------------------------------------
Excess                    $4,415    4.69%      $ 8,834     8.78%    $ 9,643     9.51%   $10,452    10.23%      $11,384    11.04%
=================================================================================================================================

Source: Richmond Savings Bank, S.S.B. Financial Statements, Pro Forma Business Plan

                                 Asset Quality
                                 -------------

Richmond Savings regularly reviews its assets to determine if any assets require classification or changes in a previous classification. At June 30, 1996, Richmond Savings had total non-performing loans of $30,000 and real estate owned of $29,000. Non-performing loans represented 0.03% of total assets and 0.35% of equity. Table 8 shows Richmond Savings' non-performing assets for each of the last three fiscal years ended June 30, 1996.

Richmond Savings considers both identified probable losses and losses that have not been specifically identified but can be expected to occur in establishing its reserve for loan losses. General and specific reserves are established by the Board of Directors as necessary based on an assessment of risk in the portfolio. Specific reserves are provided for individual assets, or portions of assets, when ultimate collection is considered improbable by management based on the current payment status and the fair or net realizable value of the security. At June 30, 1996, loan loss allowance totaled $389,000.

                                    Table 8
                             Non-performing Assets
            At June 30, 1994, 1995, and 1996 (Dollars in Thousands)

===============================================================================================
                                                  Year              Year             Year
                                                  Ended             Ended            Ended
                                                 June 30,          June 30,         June 30,
                                                  1994              1995             1996
- -----------------------------------------------------------------------------------------------
Non-performing Loans:
- -----------------------------------------------------------------------------------------------
  Loans accruing interest                              $ 112            $  75            $  27
- -----------------------------------------------------------------------------------------------
  Accruing loans 90 days or more past due                  0                0                3
                                                           -                -                -
- -----------------------------------------------------------------------------------------------
Total non-performing loans                             $ 112            $  75            $  30
- -----------------------------------------------------------------------------------------------
  Real estate owned                                        0                0               29
                                                           -                -               --
- -----------------------------------------------------------------------------------------------
Total non-performing assets                            $ 112            $  75            $  59
- -----------------------------------------------------------------------------------------------
Ratio of non-performing loans to net loans             0.17%            0.11%            0.04%
- -----------------------------------------------------------------------------------------------
Ratio of non-performing loans to total assets          0.13%            0.08%            0.03%
- -----------------------------------------------------------------------------------------------
Ratio of non-performing assets to total assets         0.13%            0.08%            0.06%
===============================================================================================

Source: Richmond Savings Bank, S.S.B., Financial Statements

Table 9 shows the activity in the reserve for loan losses account for the same periods. There have been insignificant amounts of charge-offs during the past three fiscal years. The Savings Bank's allowance for loan losses was $389,000 at June 30, 1996, representing 1296.67% of non-performing loans and 0.57% of net loans receivable.


                                    Table 9
                           Allowance for Loan Losses
               For the Years Ended June 30, 1994, 1995, and 1996
                             (Dollars in Thousands)

- -------------------------------------------------------------------------------------
                                                       Year Ended June 30,
- -------------------------------------------------------------------------------------
                                                         1994        1995        1996
- -------------------------------------------------------------------------------------------
Net loans Receivable (at end of period)                  $67,680     $68,745     $ 68,357
- -------------------------------------------------------------------------------------------
Allowance balances (at beginning of period)                  307         316          363
- -------------------------------------------------------------------------------------------
Charge-offs                                                   29          10           11
- -------------------------------------------------------------------------------------------
Recoveries                                                     2          21            1
                                                               -          --            -
- -------------------------------------------------------------------------------------------
Net loans charged off (recovered)                            $27        $-11          $10
- -------------------------------------------------------------------------------------------
Provision for loan losses                                     36          36           36
                                                              --          --           --
- -------------------------------------------------------------------------------------------
Allowance balance (at end of period)                        $316        $363        $ 389
- -------------------------------------------------------------------------------------------
Allowance for loan losses as a percentage of
net loans receivable at end of period                      0.46%       0.53%        0.57%
- -------------------------------------------------------------------------------------------
Ratio of allowance for loan losses to total loans
delinquent 90 days or more at end of period              282.14%     484.00%     1296.67%
- -------------------------------------------------------------------------------------------

Source: Richmond Savings Bank, S.S.B., Financial Statements

              Asset/Liability Management and Net Interest Spreads
              ---------------------------------------------------


The Savings Bank has an acceptable level of interest rate risk, compared to many similar sized thrift institutions. The Savings Bank's strategies include: (1) emphasizing the origination of adjustable rate, residential one-to-four family real estate loans when market conditions permit; (2) emphasizing the origination of adjustable rate home equity lines of credit; (3) emphasizing the solicitation of checking and transaction accounts which are considered to be less interest-rate sensitive deposits; and (4) attempting to lengthen deposit maturities. Richmond Savings has maintained adequate levels of capital to minimize interest rate risk. The extent of interest rate risk to which the Savings Bank is subject is monitored by management through an analysis of the institution's interest sensitivity gap (the difference between the amounts of interest-earning assets and interest-bearing liabilities repricing during a given time), as well as by other means.

Table 10 displays the Savings Bank's interest rate shock analysis as measured by the sensitivity of the Savings Bank's net portfolio value to instantaneous changes in interest rates. The analysis was calculated by the FHLB of Atlanta. The analysis shows that a 200 basis point rate shock would result in a 21.8% reduction in the net equity value of the Savings Bank's portfolio as of June 30, 1996. The pattern displayed shows the Savings Bank's balance sheet contains a moderate level of interest rate risk with declining net interest income expected in increasing interest-rate environments.


                                    Table 10
                           Net Portfolio Equity Value
                              As of June 30, 1996
                             (Dollars in Thousands)

- -------------------------------------------------------------------------------
                                        Market Value of Portfolio Equity
- -------------------------------------------------------------------------------
 Change in Interest Rates in
         Basis Points               Market Value     % Change        % of Total
         (Rate Shock)                               From Base          Assets
- -------------------------------------------------------------------------------
                      Up 400             $ 5,882      -47.9%               6.3%
- -------------------------------------------------------------------------------
                      Up 200             $ 8,824      -21.8%               9.4%
- -------------------------------------------------------------------------------
                        Base             $11,286     ------               12.0%
- -------------------------------------------------------------------------------
                    Down 200             $13,182       16.8%              14.0%
- -------------------------------------------------------------------------------
                    Down 400             $15,195       34.6%              16.2%
- -------------------------------------------------------------------------------

Source:  Richmond Savings Bank, S.S.B., Financial Statements
         FHLB of Atlanta Interest Rate Risk Service Report

Richmond Savings' earnings are primarily the result of the positive spread between the yield on its earning assets and the cost of its interest bearing liabilities. This spread is subject to fluctuation, caused by changes in the general level of interest rates in the economy as whole and in Richmond Savings' market area. Table 11 shows Richmond Savings' average earning assets yields, average interest-bearing liabilities costs, interest rate spreads and net interest margin for the fiscal years ended June 30, 1994, 1995, and 1996.

Richmond Savings' interest rate spread fell from 3.48% during the fiscal year ending June 30, 1994 to 3.24% in the fiscal year ending June 30, 1995, and then dropped to 2.77% during the fiscal year ending June 30, 1996. Like many financial institutions, the Savings Bank's interest rate spread probably peaked early in 1994 as interest rates began an upward trend during the Spring of 1994. At June 30, 1996, the Savings Bank's yield on interest bearing assets was 7.72% and cost of funds was 4.94%, for a spread of 2.77%.


                                    Table 11
                       Weighted Average Yields and Costs
               For the Years Ended June 30, 1994, 1995, and 1996

- ---------------------------------------------------------------------------------------
                                             For the Years Ended June 30,
- ---------------------------------------------------------------------------------------
                                                 1994           1995           1996
- ---------------------------------------------------------------------------------------
Assets                                       Average Rate   Average Rate   Average Rate
- ---------------------------------------------------------------------------------------
  Interest-earning assets:
  ------------------------
- ---------------------------------------------------------------------------------------
    Loans receivable, net                       7.79%          7.92%          8.19%
- ---------------------------------------------------------------------------------------
    Investment and securities                   5.52%          5.50%          6.08%
- ---------------------------------------------------------------------------------------
    Interest-earning deposits                   3.80%          7.10%          6.32%
                                                ----           ----           ----
- ---------------------------------------------------------------------------------------
Total interest-earning assets                   7.28%          7.47%          7.72%
                                                ====           ====           ====
- ---------------------------------------------------------------------------------------
Liabilities and retained income:
- ---------------------------------------------------------------------------------------
  Interest-bearing liabilities:
- ---------------------------------------------------------------------------------------
    Deposits                                    3.80%          4.23%          4.94%
- ---------------------------------------------------------------------------------------
Total interest-bearing liabilities              3.80%          4.23%          4.94%
                                                ====           ====           ====
- ---------------------------------------------------------------------------------------
Net interest spread (1)                         3.48%          3.24%          2.77%
- ---------------------------------------------------------------------------------------
Net yield on average interest-earning assets    3.79%          3.64%          3.26%
- ---------------------------------------------------------------------------------------

(1) Net interest spread represents the difference between the average yield on interest-earning assets and the average cost of interest-bearing liabilities.
     Source: Richmond Savings Bank, S.S.B., Financial Statements
     -------

                           Income and Expense Trends
                           -------------------------

Operating Results
- -----------------

Tables 12, 13, and 14 display selected operating data and ratios and income statement data, respectively, for the fiscal years-ended June 30, 1993, 1994, 1995, and 1996. Table 13-A displays the Savings Bank's net income for the twelve months ending June 30, 1996. No adjustments have been made to net income for any extraordinary items.

                                    Table 12
                            Selected Operating Data
            For the Years Ended June 30, 1993, 1994, 1995, and 1996
                             (Dollars in Thousands)

- -------------------------------------------------------------------------------
                                                         At June 30,
- -------------------------------------------------------------------------------
                                             1993      1994      1995      1996
- -------------------------------------------------------------------------------
Operating Data:
- ---------------
- -------------------------------------------------------------------------------
Total interest income                      $6,698    $6,128    $6,378    $6,836
- -------------------------------------------------------------------------------
Total interest expense                      3,454     2,934     3,271     3,949
                                            -----     -----     -----     -----
- -------------------------------------------------------------------------------
Net interest income                        $3,244    $3,194    $3,106    $2,887
- -------------------------------------------------------------------------------
Provision for loan losses                      38        36        36        36
                                               --        --        --        --
- -------------------------------------------------------------------------------
Net interest income after provision for    $3,206    $3,158    $3,070    $2,851
 loan losses
- -------------------------------------------------------------------------------
Other income                                  534       586       430       532
- -------------------------------------------------------------------------------
General, administrative and other           2,213     2,392     2,452     2,493
 expenses                                   -----     -----     -----     -----
- -------------------------------------------------------------------------------
Income (loss) before income taxes,         $1,526    $1,352    $1,049    $  890
 credit and cumulative effect of change
- -------------------------------------------------------------------------------
Income tax expense (benefit)                  570       492       329       299
                                              ---       ---       ---       ---
- -------------------------------------------------------------------------------
Income (loss) before credit cumulative      $ 956     $ 860     $ 720     $ 591
 effect of change in accounting for
 income taxes
- -------------------------------------------------------------------------------
Cumulative effect of change in               ----      ----      ----      ----
 accounting principle
- -------------------------------------------------------------------------------
Net income                                  $ 956     $ 860     $ 720     $ 591
                                            =====     =====     =====     =====
- -------------------------------------------------------------------------------

(1) Source: Richmond Savings Bank, S.S.B., Financial Statements

                                    Table 13
                              Key Operating Ratios
         At or for the Years Ended June 30, 1993, 1994, 1995, and 1996
                             (Dollars in Thousands)

- -------------------------------------------------------------------------------------------------------------
                                                                     For the Years Ended
                                                                           June 30,
- -------------------------------------------------------------------------------------------------------------
                                                              1993          1994          1995          1996
- -------------------------------------------------------------------------------------------------------------
Performance ratios: (%)
- -----------------------
- -------------------------------------------------------------------------------------------------------------
  Return on average assets (Net income/average assets)        1.11%         0.98%         0.81%         0.64%
- -------------------------------------------------------------------------------------------------------------
  Return on average equity (Net income/average equity)       15.82         12.27           9.3          7.01
- -------------------------------------------------------------------------------------------------------------
  Interest rate spread                                        3.59          3.48          3.24          2.77
- -------------------------------------------------------------------------------------------------------------
  Net yield on average interest-earning assets                3.91          3.79          3.64          3.26
- -------------------------------------------------------------------------------------------------------------
  Average interest-earning assets to average                 107.8        108.93        110.33         110.9
  interest-bearing liabilities
- -------------------------------------------------------------------------------------------------------------
Asset quality ratios:  (%)
- --------------------
- -------------------------------------------------------------------------------------------------------------
  Non-performing assets to total assets                       0.08%         0.13%         0.08%        0.06 %
- -------------------------------------------------------------------------------------------------------------
  Allowance for loan losses to non-performing loans         438.57        282.14           484      1,296.67
- -------------------------------------------------------------------------------------------------------------
  Allowance for loan losses to total loans                    0.44          0.46          0.53          0.56
- -------------------------------------------------------------------------------------------------------------
Capital ratios:  (%)
- --------------
- -------------------------------------------------------------------------------------------------------------
  Equity-to-assets ratio (average equity/average assets)      7.07%         7.99%         8.69%         9.04%
- -------------------------------------------------------------------------------------------------------------
  Equity-to-assets (end of period)                            7.51          8.47          8.89          9.18
- -------------------------------------------------------------------------------------------------------------
Other data:
- ----------
- -------------------------------------------------------------------------------------------------------------
  Net income (loss)                                           $956          $860          $720          $591
- -------------------------------------------------------------------------------------------------------------
  Average assets                                            86,028        87,428        89,457        92,760
- -------------------------------------------------------------------------------------------------------------
  Average equity                                             6,083         6,988         7,771         8,385
- -------------------------------------------------------------------------------------------------------------
  Total number of full service facilities                        4             4             4             4
- -------------------------------------------------------------------------------------------------------------

(1)  Source: Richmond Savings Bank, S.S.B., Financial Statements.

                                   Table 13-A
                     Net Income for Trailing Twelve Months
                             (Dollars in Thousands)

- --------------------------------------------------------------------------------
                   9/30/95       12/31/95       3/31/96       6/30/96      Total
- --------------------------------------------------------------------------------
Net Income          $152          $154           $157          $128         $591
- --------------------------------------------------------------------------------

Source:  Richmond Savings Bank, S.S.B., Financial Statements

                                    Table 14
                  Selected Operating Data-% of Average Assets
            For the Years Ended June 30, 1993, 1994, 1995, and 1996
                             (Dollars in Thousands)

- -----------------------------------------------------------------------------------------
                                                              At June 30,
- -----------------------------------------------------------------------------------------
                                                       1993      1994      1995      1996
- -----------------------------------------------------------------------------------------
Average Assets                                      $86,028   $87,428   $89,457   $92,760
- -----------------------------------------------------------------------------------------
Operating Data:
- ---------------
- -----------------------------------------------------------------------------------------
Total interest income                                  7.77%     7.00%     7.13%     7.37%
- -----------------------------------------------------------------------------------------
Total interest expense                                 4.01      3.36      3.66      4.26
                                                       ----      ----      ----      ----
- -----------------------------------------------------------------------------------------
Net interest income                                    3.76      3.64      3.47      3.11
- -----------------------------------------------------------------------------------------
Provision for loan losses                              0.04      0.04      0.04      0.04
                                                       ----      ----      ----      ----
- -----------------------------------------------------------------------------------------
Net interest income after provision for loan           3.72       3.6      3.43      3.07
losses
- -----------------------------------------------------------------------------------------
Other income (loss)                                    0.62      0.67      0.48      0.57
- -----------------------------------------------------------------------------------------
General, administrative and other expenses             2.57      2.73      2.74      2.69
                                                       ----      ----      ----      ----
- -----------------------------------------------------------------------------------------
Income (loss) before income taxes and cumulative       1.77      1.54      1.17      0.96
effect of change in accounting for income
taxes
- -----------------------------------------------------------------------------------------
Income tax expense (benefit)                           0.66      0.56      0.36      0.32
                                                       ----      ----      ----      ----
- -----------------------------------------------------------------------------------------
Income (loss) before cumulative effect of              1.11      0.98      0.81      0.64
change in accounting for income taxes
- -----------------------------------------------------------------------------------------
Cumulative effect of change in accounting              ----      ----      ----      ----
principle
- -----------------------------------------------------------------------------------------
Net income                                             1.11      0.98      0.81      0.64
- -----------------------------------------------------------------------------------------

(1)  Source: Richmond Savings Bank, S.S.B., Financial Statements

 Comparison of Operating Results for  the  Fiscal  Years  Ended  June 30, 1994,
 ------------------------------------------------------------------------------
                                 1995, and 1996
                                 --------------

General. The Savings Bank experienced moderate asset growth from June 30, 1994 of $87.5 million to $91.4 million at June 30, 1995, to $94.1 million at June 30, 1996. Net loans receivable remained stable increasing from $67.7 at June 30, 1994 to $68.7 million at June 30, 1995, and then decreased to $68.4 million at June 30, 1996. The demand for the Bank's adjustable rate loans has not kept pace with the Bank's deposit growth. During the same period, investments increased from $16.0 million at June 30, 1994 to $18.5 million at June 30, 1995, to $21.8 million at June 30, 1996. This investment growth was funded by the growth in deposits from $78.3 million at June 30, 1994 to $81.4 million at June 30, 1995, to $83.7 million at June 30, 1996.

Net Income. Richmond Savings Bank's net income for the fiscal years ended June 30, 1994, 1995, and 1996 was $860,000, $720,000, and $591,000, respectively.
Net income was positively affected in 1994 by gains associated with the sale of loans as management sold certain fixed rate loans in an effort to maintain and improve the Bank's interest rate risk and liquidity positions while satisfying demand in the Bank's market area for long-term fixed rate mortgage loans. Declines in the Bank's net interest income, combined with increases in other expenses and significant reduction in loan sales and resulting gains after fiscal 1994, are primarily responsible for the respective decreases in net income for 1995 and 1996.

Net Interest Income. Net interest income before provision for loan losses decreased from $3.4 million in 1994 to $3.1 million in 1995, and then to $2.9 million in 1996. The decrease in net income is attributable to a decrease in the interest rate spread from 3.48% in 1994 to 3.24% in 1995 to 2.77% in 1996. The Bank's deposits are more rate sensitive than its interest-earning assets, interest margins usually increase during periods of declining rates and decrease during periods of increasing rates. In the middle of 1994, interest rates began to increase and continued to increase through the end of 1995. The impact of the increasing rates in 1995 resulted in an increase in interest costs $338,000 while interest income increased by only $250,000. The impact of increasing rates during 1996 was an increase in interest costs of $678,000 while interest income increased by only $459,000.

Provision for Loan Losses. Richmond Savings' provision for loan losses was $36,000 during the years ended June 30, 1994, 1995, and 1996. At June 30, 1996, the Savings Bank's allowance for loan losses was equal to 1,296% of non-performing loans compared to 282% at June 30, 1994 and 484% at June 30, 1995. The Bank experienced net loan charge-offs of $27,000 and $10,000 during the years ended June 30, 1994 and June 30, 1996, respectively, as compared with a net recovery of loans previously charged off of $11,000 during the year ended June 30, 1995.

Non-Interest Income. Non-interest income decreased from $586,000 for the year ended June 30, 1994 to $430,000 for the year ended June 30, 1995, and then increased to $532,000 for the year ended June 30, 1996. The decrease in 1995 was mainly attributable to fluctuations on gains on loan sales which were $151,000, $7,000, and $8,000 for 1994, 1995, and 1996, respectively.

Non-Interest Expense. Non-interest expense increased from $2.39 million in 1994 to $2.45 million in 1995, to $2.49 million in 1996, representing increases of $60,000 and $41,000, respectively. The other expense increases were consistent with the overall trend in inflation.

Income Taxes. Income tax expense decreased from $492,000 in 1994, to $329,000 in 1995, to $299,000 in 1996, with the decreases being primarily attributable to corresponding decreases in income before taxes.

                              Primary Market Area
                              -------------------

The Savings Bank's primary market area is Richmond, Moore, and Scotland Counties, in North Carolina. The Savings Bank operates from its office in Rockingham located in Richmond County. Demographic growth trends in Richmond, Moore, and Scotland Counties have been measured by changes in population, number of households, mean household income, and per capita income with trends in those areas summarized by the data represented in Table 15.

Population growth in Richmond County of 0.4% was less than the national and North Carolina rates of 1.1% and 1.5%, respectively, from 1990 to 1995. Moore County and Scotland County grew at 2.4% and 0.6%, respectively, during the same period. Projected annual growth of the population through the year 2000 is expected to be only 0.4% for Richmond County, 0.6% for Moore County, and 0.0% for Scotland County over the next five years.

Median household income, as well as per capita income, in the Bank's market area, with the exception of Moore County, is significantly below state and national averages. The projected growth in the number of households in the Savings Bank's market area is also significantly below state and national averages. Mean income levels project household growth in Richmond, Moore, and Scotland Counties to fall short of state averages, a typical trend among less urban communities due to generally lower costs of living and less demand for homes. In general, the demographic trends displayed in Table 15 are typical of smaller, less urban market areas.

                                    Table 15
                        Summary Demographic Data (1987$)

                              1990         1995         2000          Annual     Forecasted
                              Census       Estimate     Forecast      Growth     Annual
                                                                      Rate       Growth Rate
                                                                      1990-1995  1995-2000

Population (000)

United States                  249,399      263,211      275,260       1.1%       0.9%
North Carolina                   6,653        7,182        7,718       1.5        1.4
Richmond County                     45           46           47       0.4        0.4
Moore County                        59           66           68       2.4        0.6
Scotland County                     34           35           35       0.6        0.0

Households (000)

United States                   92,209       97,777      102,838       1.2%       1.0%
North Carolina                   2,527        2,759        2,986       1.8        1.6
Richmond County                     17           17           17       0.0        0.0
Moore County                        24           26           27       1.7        0.8
Scotland County                     12           12           12       0.0        0.0

Mean Household Income ($)

United States                 $ 42,977     $ 44,363     $ 47,853       0.6%       1.5%
North Carolina                  36,307       37,531       40,597       0.7        1.6
Richmond County                 29,384       29,206       31,402      -0.1        1.5
Moore County                    40,445       40,748       43,832       0.1        1.5
Scotland County                 30,304       32,815       35,540       1.7        1.7

Per Capita Income ($)

United States                 $ 16,246     $ 16,862     $ 18,315       0.7%       1.7%
North Carolina                  14,172       14,820       16,152       0.9        1.7
Richmond County                 11,284       11,202       12,069      -0.1        1.5
Moore County                    16,556       16,684       18,024       0.2        1.6
Scotland County                 10,906       11,826       12,876       1.7        1.8

Source:  (1)  Woods & Poole Economics, Inc., 1994, State Profile of North
              Carolina

Tables 16-A through 16-C display selected deposit market data for the Richmond, Moore, and Scotland Counties as of June 30, 1995. Richmond Savings, a mutually chartered state savings bank, is the only home based financial institution in Richmond County. In June 1995, Richmond Savings' market share of total deposits in Richmond County was 21.0%, Moore County was 1.4%, and Scotland County was 0.0%. Richmond Savings was second only to United Carolina Bank (UCB) in Richmond County. UCB held the largest deposit market share of 27.5%. In Scotland County, Richmond Savings operates a loan production office. Since a loan production office is not considered a full-service banking office, the Savings Bank's market share of total deposits in Scotland County as listed in Table 16-C was 0.0% as of June 30, 1995. However, the Savings Bank does collect deposits from Scotland County through banking offices in Richmond County.

                                   Table 16-A
                   Selected Deposit Market - Richmond County

- --------------------------------------------------------------------------------
                                                       Total      % of County
                                                      Deposits  Market Share '95
                                            No. of     6/95          (%)
            Name                           Branches   ($000s)
- --------------------------------------------------------------------------------
Richmond Savings Bank, S.S.B.                 3      $ 71,210        21.0%
- --------------------------------------------------------------------------------
United Carolina Bank and Trust Company        4        93,287        27.5
- --------------------------------------------------------------------------------
Branch Banking & Trust Company                3        70,983        20.9
- --------------------------------------------------------------------------------
Centura Bank                                  2        35,099        10.3
                                             --      --------       -----
- --------------------------------------------------------------------------------
Totals for selected banks                    12      $270,579        79.7%
                                             ==      ========       =====
- --------------------------------------------------------------------------------
Totals in Richmond County                    18      $339,702       100.0%
                                                     --------       -----
- --------------------------------------------------------------------------------

Source: Richmond Savings Bank, S.S.B., Financial Statements; FDIC

                                   Table 16-B
                     Selected Deposit Market - Moore County

- --------------------------------------------------------------------------------
                                                       Total      % of County
                                                      Deposits  Market Share '95
                                            No. of     6/95          (%)
            Name                           Branches   ($000s)
- --------------------------------------------------------------------------------
Richmond Savings Bank, S.S.B.                 1      $ 11,743        1.4%
- --------------------------------------------------------------------------------
Branch Banking & Trust Company                8       248,426        29.8
- --------------------------------------------------------------------------------
First Savings Bank of Moore County            5       183,185         22
- --------------------------------------------------------------------------------
First Bank                                    6        70,605         8.5
- --------------------------------------------------------------------------------
First Union                                   2        75,021          9
- --------------------------------------------------------------------------------
Centura Bank                                  4        52,387         6.3
                                              -        ------         ---
- --------------------------------------------------------------------------------
Totals for selected banks                    26      $641,367        77.0%
                                             ==      ========        =====
- --------------------------------------------------------------------------------
Totals in Moore County                       39      $832,791       100.0%
                                             ==      ========       ======
- --------------------------------------------------------------------------------

Source: Richmond Savings Bank, S.S.B., Financial Statements; FDIC



                                   Table 16-C
                   Selected Deposit Market - Scotland County

- --------------------------------------------------------------------------------
                                                       Total      % of County
                                                      Deposits  Market Share '95
                                            No. of     6/95          (%)
            Name                           Branches   ($000s)
- --------------------------------------------------------------------------------
Richmond Savings Bank, S.S.B. (1)             0       $      0        0%
- --------------------------------------------------------------------------------
Wachovia Bank of North Carolina, NA           3         72,837       35.6
- --------------------------------------------------------------------------------
Branch Banking & Trust Company                2         45,625       22.3
- --------------------------------------------------------------------------------
Scotland Savings Bank, S.S.B.                 1         42,632       20.8
                                              -         ------       ----
- --------------------------------------------------------------------------------
Totals for selected banks                     6       $161,094       78.7%
                                              =       ========       =====
- --------------------------------------------------------------------------------
Totals in Scotland County                    11       $204,640      100.0%
                                             ==       ========      ======
- --------------------------------------------------------------------------------

(1) Richmond Savings Bank does not have a full-service banking office in Scotland County. Deposits from Scotland County are received in Richmond Savings Bank's offices in Richmond County.
    Source: Richmond Savings Bank, S.S.B., Financial Statements; FDIC

Summary
- -------
Richmond Savings operates in an economically diverse market area. The Bank's customer base consists of residents from Richmond, Moore, and Scotland Counties which have been experiencing moderate population and economic growth. The economic stability of the market area is favorable as evidenced by the variety of industries located nearby, based primarily on manufacturing and agriculture. Competition in the Savings Bank's market area is strong, however, Richmond Savings maintains a favorable image as the only locally-owned and community-oriented financial institution, and thus has been able to maintain its deposit market share.

                 II.  COMPARISONS WITH PUBLICLY TRADED THRIFTS


General
- -------

The comparative market approach provides a sound basis for making valuation estimates for going-concerns where a large and liquid market exists for peer institutions. The comparative market approach was utilized in deriving a value for Richmond Savings since reliable data is readily available for comparable institutions, this methodology is favored under the conversion guidelines, and other alternative valuation methods (such as a liquidation valuation, discounted cash flow, capitalization of gross revenues, and others) are unlikely to produce a value relevant to the conversion transaction. The generally employed valuation methodology in initial public offerings, where possible, is the comparative market approach. The comparative market approach derives a value from the trading pattern of comparable institutions. The pricing and trading history of recent conversion offerings provide evidence of the "new issue discount" which must be considered in all initial public offerings. Chapter III will detail the new issue discount which we believe is appropriate to Richmond Savings' offering.

This chapter selects and compares Richmond Savings with a group of publicly traded thrift institutions (the "comparative group") in order to determine the appropriate adjustments to the Savings Bank's pro forma market value relative to publicly traded companies. Exhibits III-1 through III-8 contain financial comparisons of the Savings Bank with the selected comparative group based on measures of profitability, income and expense trends, yield-cost structure, capital levels, balance sheet composition, and risk measures. The selection criteria employed for the comparative group, and a comparison of the Savings Bank's financial performance with the comparative group are highlighted below.
Exhibit III-9 contains public companies considered for the comparative group that were excluded because of their dissimilar financial characteristics or unreasonable geographic location when compared to the Savings Bank.

Selection Criteria
- ------------------

Selected market price and financial data for thrifts listed on the New York and American Stock Exchanges and those thrifts traded on the national over-the-counter ("OTC") markets listed on the National Savings Bank of Securities Dealers Automated Quotation System ("NASDAQ") are shown in Exhibit IV-1. Several criteria, discussed below, were used to select the comparative group from among this larger publicly traded group.

Trading volume and degree of liquidity.  The existence of an active and regular
- ---------------------------------------
trading market for the stock is imperative because the reliability of share price data on thinly traded stocks is sometimes questionable due to infrequent trades or widely varying transaction prices. Therefore, the available pricing information on thinly traded stocks may not be a sound indicator of current market conditions and could be particularly misleading as an indicator of market conditions for the to-be-issued stock of a converting savings institution. To insure the equities in the comparative group have access to an active and regular trading market, we attempted to limit our selection to companies listed on the three major exchanges and those demonstrating an active and liquid trading market. However, we did select some savings institutions that were not listed on one of the three major exchanges in order to include institutions in North Carolina. Even on the three major exchanges trading volume in all stocks varies considerably, especially among the OTC-listed companies. Therefore, the underlying reasons for the volume of trading for particular issues must be given consideration. We attempted to eliminate from the comparative group companies with market prices that were materially influenced by publicly announced or widely rumored acquisitions. However, the expectation of continued industry consolidation is embedded in the thrift equities' market.

Geographic Location.  The region of the country where a company operates is also
- --------------------
of considerable importance in selecting the comparative group. The operating environment for savings institutions can vary greatly from state to state, with respect to legal and regulatory climates from region to region because of economic characteristics, real estate market conditions, takeover activity, and investment climates. Economic and investor climates can vary greatly within a region, particularly due to takeover activity. We attempted to select savings institutions in the Southeast, primarily in North Carolina, that also met most of the other criteria.

Operating characteristics.  Critically, an institution's operating
- --------------------------
characteristics are important factors because they effect investors' expected rates of return on a company's stock under various economic scenarios, and they influence the market's general perception of the quality and attractiveness of a given company. Operating characteristics, which may vary in importance during the business cycle, include financial variables such as profitability, balance sheet growth, capitalization, asset quality, and other factors such as lines of business and management strategies. Asset quality remains significant among investor considerations as thrift earnings problems in the current interest rate environment are frequently due to real estate problems.

In arriving at a comparative group for Richmond Savings, we initially examined the universe of profitable similarly sized thrifts (under $100 million, where possible) and thrifts headquartered in or near North Carolina. We considered Richmond Savings' loan portfolio consisting primarily of one-to-four family residential loans and the wide variety of deposit products it offers, as critical variables which distinguish Richmond Savings from other thrift institutions. Another issue of importance was the criterion of capitalization. We included companies that offered mortgage loans as well as non-mortgage loans.

Richmond Savings' historic core earnings are strong and we generally excluded companies reporting negative earnings, unless other factors outweighed this restriction. We also eliminated companies in less favorable market areas and relaxed our criteria modestly for institutions located in the Southeast. Where possible, we included companies headquartered in or near North Carolina.

Table 17 provides a summary of the general characteristics of Richmond Savings and the ten companies selected for the comparative group. Exhibit III-8 provides a comparison of the loan portfolios of the individual comparative companies and the Savings Bank. While differences inevitably exist between the Savings Bank and the individual comparative companies, we believe the comparative group provides a basis for meaningful comparisons for valuation purposes. We included within the comparative group five thrifts located in North Carolina, one thrift located in Virginia, two thrifts located in Ohio, one thrift located in Kentucky, and one thrift located in Alabama. The chosen companies ranged in asset size from $56.4 million to $256.3 million, with five of the ten having an asset size under $100.0 million.

                                   TABLE 17
                            GENERAL CHARACTERISTICS
                RICHMOND SAVINGS BANK AND THE COMPARATIVE GROUP
                              AS OF JUNE 30, 1996


                                                                                                          Intangible
                                                                       Number            Total   Equity/   Assets/   NPAs/
                                                                        of               Assets  Assets    Equity    Assets
Ticker   Institution                           City           State   Offices IPO Date   ($000)    (%)      (%)       (%)
- ---------------------------------------------------------------------------------------------------------------------------
         RICHMOND SAVINGS (as of 6/30/96)      Rockingham         NC     4    10/29/96     94,110   9.18   0.00      0.06
- ---------------------------------------------------------------------------------------------------------------------------
         Comparative Group:
           Maximum                                                       6                256,294  29.77   0.10      1.48
           Minimum                                                       1                 56,489  14.60   0.00      0.00
           Average                                                       3                114,281  20.77   0.01      0.35
           Median                                                        3                102,627  20.65   0.00      0.14

ASBP     ASB Financial Corp.                   Portsmouth       OH       1    05/11/95   111,718   23.08   0.00      1.48
BFSB     Bedford Bancshares, Inc.              Bedford          VA       3    08/22/94   121,783   15.22   0.00      0.00
FFWD     Wood Bancorp, Inc.                    Bowling Green    OH       6    08/31/93   139,718   14.60   0.00      0.04
FSBS     First Ashland Financial Corp          Ashland          KY       3    04/07/95    86,860   27.21   0.00        NA
FSVF     First Savings Financial Corp          Reidsville       NC       1    09/25/95    58,799   18.22   0.00      0.41
HSSC     Home Savings Bank of Siler Cty        Siler City       NC       1    11/16/95    56,489   23.72   0.00      0.08
KSAV     KS Bancorp, Inc.                      Kenly            NC       3    12/30/93    93,536   14.79   0.10      0.51
PDB      Piedmont Bancorp, Inc.                Hillsborough     NC       2    12/08/95   128,711   29.77   0.00      0.44
SOPN     First Savings Bancorp, Inc.           Southern Pines   NC       5    01/06/94   256,294   26.21   0.00      0.03
SZB      SouthFirst Bancshares, Inc.           Sylacauga        AL       2    02/14/95    88,899   14.89   0.00      0.14
                                                                                               1-4 Family   1-4 Family  1-4 Family
                                                                                       LTM     Permanent    Permanent   Permanent
                                                                  Number           Return on   Mort Loans/  Mort Loans/ Mort Loans/
                                                                   of              Avg Assets    Assets     Mortgages     Loans
Ticker  Institution                       City           State   Offices IPO Date      (%)        (%)         (%)          (%)
- ----------------------------------------------------------------------------------------------------------------------------------
        RICHMOND SAVINGS (as of 6/30/96)  Rockingham         NC     4    10/29/96       0.64       58.85       96.58      81.02
- ----------------------------------------------------------------------------------------------------------------------------------
        Comparative Group:
          Maximum                                                   6                   1.48       76.95       96.11      94.88
          Minimum                                                   1                   0.08       45.21       71.38      67.26
          Average                                                   3                   1.00       59.92       87.85      83.88
          Median                                                    3                   1.11       63.95       91.11      89.33

ASBP    ASB Financial Corp.               Portsmouth       OH       1    05/11/95       1.02       45.21       79.45      69.90
BFSB    Bedford Bancshares, Inc.          Bedford          VA       3    08/22/94       1.29       64.56       80.48      73.59
FFWD    Wood Bancorp, Inc.                Bowling Green    OH       6    08/31/93       1.17       64.12       91.88      80.51
FSBS    First Ashland Financial Corp      Ashland          KY       3    04/07/95       0.96       70.14       93.99      90.39
FSVF    First Savings Financial Corp      Reidsville       NC       1    09/25/95       0.08       47.70       89.95      89.72
HSSC    Home Savings Bank of Siler Cty    Siler City       NC       1    11/16/95         NA       50.79       96.11      94.88
KSAV    KS Bancorp, Inc.                  Kenly            NC       3    12/30/93       1.11       76.95       93.03      92.74
PDB     Piedmont Bancorp, Inc.            Hillsborough     NC       2    12/08/95       1.35       65.30       90.72      88.94
SOPN    First Savings Bancorp, Inc.       Southern Pines   NC       5    01/06/94       1.48       63.77       91.50      90.83
SZB     SouthFirst Bancshares, Inc.       Sylacauga        AL       2    02/14/95       0.55       50.61       71.38      67.26


The following provides a brief discussion of each company including the reasons for their inclusion within the comparative group and noting differences with Richmond Savings and the comparative group overall.

ASB Financial Corp.; Portsmouth, OH: ASB's asset size is $111.7 million. ASB's
- ------------------------------------
reported returns on average assets of 102 basis points for the twelve months ended June 30, 1996. ASB is a profitable institution with 69.90% of its loan portfolio of one-to-four family mortgage loans and moderate levels of non-performing assets (1.48% of total assets). ASB has a capital level of 23.08% and converted to a stock institution in May, 1995. ASB's financial performance, loan portfolio composition, and size make it a good comparable to Richmond Savings.

Bedford Bancshares, Inc.; Bedford, VA: Bedford is located in the Southeast in
- --------------------------------------
Virginia as is Richmond Savings Bank, S.S.B. in North Carolina. Its asset base is comprised predominantly of one-to-four family mortgages at 64.56% of assets and 73.59% of total loans. As of June 30, 1996, total assets were $121.7 million and equity was 15.22% of assets. Bedford is profitable reporting a return on average assets of 1.29% for the last twelve months. Bedford is a good comparable for Richmond Savings because of its financial performance, its location in the Southeast, and its loan portfolio composition.

Wood Bancorp, Inc.; Bowling Green, OH: Wood's asset size is $139.7 million.
- --------------------------------------
Wood's loan portfolio of one-to-four family mortgages at 80.51% of total loans (64.12% of total assets) is also comparable. Wood's level of equity was 14.60% of assets. Return on average assets for the last twelve months ended June 30, 1996 was 1.17%. Wood converted to a stock institution in August, 1993. Its loan portfolio composition and financial performance make it a good comparable to Richmond Savings.

First Ashland Financial Corp.; Ashland, KY:  FA Financial Corp. is located in
- -------------------------------------------
Ashland, Kentucky. FA's total asset size at $86.8 million is close to the asset size of Richmond Savings. FA converted to a stock institution in April, 1995. FA operates as a thrift institution with a concentration of conventional mortgage loans, representing approximately 70.14% of assets and 90.39% of mortgage loans. FA is a profitable institution with no non-performing assets (0.00% of total assets). FA has a capital level of 27.21% of assets and experienced a trailing twelve month return on average assets of 96 basis points. FA's size and heavy concentration in mortgage loans make it comparable to Richmond Savings.

First Savings Financial Corp.; Reidsville, NC:  First Savings is located in a
- ----------------------------------------------
small community in North Carolina. First Savings' loan portfolio has a high level of one-to-four family mortgages. One-to-four family mortgages comprise 47.70% of assets and 89.95% of mortgage loans. First Savings converted on September 25, 1995. First Saving's asset size is smaller than Richmond Savings' at $58.7 million, but was included due to its location in North Carolina.

Home Savings Bank of Siler City; Siler City, NC: Home Savings is located in
- ------------------------------------------------
Siler City, North Carolina which is also a small community in North Carolina. Home Savings has a loan portfolio that is concentrated in single-family mortgages totaling 96.11% of total mortgage loans and 94.88% of total loans. Home Savings has a high capital ratio of 23.72%. Though Home Savings is smaller than Richmond Savings, with assets of $56.4 million, its North Carolina location and its high concentration of one-to-four single family mortgages make it an excellent comparable.

KS Bancorp, Inc.; Kenly, NC: KS's total asset size was $93.5 million, which is
- ----------------------------
slightly smaller than Richmond Savings, and is a profitable, thrift institution. The loan portfolio is comprised of one-to-four- family mortgages totaling 92.74%. Non-performing assets were 0.51% of total assets. KS's return on assets over the last twelve months was 111 basis points. KS converted in December of 1993. KS's size, high concentration of one-to-four family mortgages, asset quality, and North Carolina location make it an excellent comparable.

Piedmont Bancorp, Inc.; Hillsborough, NC:  Piedmont's assets were $128.7 million
- -----------------------------------------
and equity was 29.77% of assets. Piedmont's one-to-four-family mortgages were 88.94% of total loans and 90.72% of total mortgages. Non-performing assets were 0.44% of total assets. Piedmont's profitability was 1.35% of average assets for the last twelve months. Piedmont was selected as a comparable institution because of its North Carolina location and its financial performance.

First Savings Bancorp; Southern Pines, NC: FS converted early in 1994.  As of
- ------------------------------------------
June 30, 1996, equity was 26.21% of total assets. One-to-four family mortgages were 91.50% of total mortgages and 63.77% of total assets of $256.2 million. FS had non-performing assets at 0.03% of total assets and its return on average assets for the last twelve months was 148 basis points. FS's location in North Carolina (within the same market area) and its low level of non-performing assets matches Richmond Savings as well as any of the comparable institutions.

SouthFirst Bancshares, Inc.; Sylacauga, AL: SouthFirst converted to a stock
- -------------------------------------------
institution in February, 1995. One-to-four family mortgages were 67.26% of total loans, but only 50.61% of assets. SouthFirst reported a return on average assets of 55 basis points for the twelve months ended June 30, 1996. SouthFirst's total assets were $88.8 million and equity was 14.89% of assets. SouthFirst's non-performing assets were 0.14% of assets. SouthFirst's location is not in North Carolina, but its asset size and financial performance make the institution a good comparable to Richmond Savings.

                             Financial Comparisons
                             ---------------------

Table 18 summarizes certain key financial comparisons shown in Exhibit III between Richmond Savings and the comparative group, indicating the comparative group averages and medians. Data for the comparables was as of or for the twelve months ended June 30, 1996 unless otherwise noted in Exhibit III. Data for the Savings Bank was also as of or for the twelve months ended June 30, 1996.

Richmond Savings' preconversion net income as a percentage of average assets measured 64 basis points for the year ended June 30, 1996. The comparative group average return on average assets was 100 basis points and the median return on average assets was 11 basis points. In our opinion, no significant adjustments to the net income number were necessary for a more accurate reflection of the profitability of the Savings Bank.

The Savings Bank's profitability is generated principally through its net interest spread. The Savings Bank's ratios of net interest income to average assets, net interest margin, and yield-cost spread were below the comparative group averages and medians. The Savings Bank's net interest income was 3.11% for the twelve months ended June 30, 1996, while the comparative group average and median were 3.59% and 3.61%, respectively. The Savings Bank's net interest margin at 2.77% was below the comparative group average and median of 3.72% and 3.74%, respectively. The Savings Bank's cost of funds was below the comparative measures as was its yield on interest-earning assets.

The Savings Bank's total other non-interest income as a percentage of average assets was 57 basis point during the trailing twelve months ended June 30, 1996, which was higher than comparative group's average of 20 basis points. The Savings Bank's total non-interest expense at 2.69% of average assets for the last twelve months ended June 30, 1996, was slightly higher than the comparative group average of 2.27%.

Cash and investments totaled 23.65% of assets for the Savings Bank and averaged 22.66% of assets for the comparative group at June 30, 1996. Gross loans were 73.99% of total assets for the Savings Bank, compared to an average of 70.32% for the comparative group. The Savings Bank held mortgage-backed securities of 1.92% of assets, while mortgage-backed securities averaged 4.79% of assets for the comparative group. The Savings Bank reported no intangible assets and the comparative group average was zero with most comparative companies also reporting no intangibles.

The Savings Bank's ratio of deposits to assets was 88.95%, which was above the comparative group's average of 77.02% and median of 77.60%. The Savings Bank had no borrowed funds compared to average borrowings of 2.54% of assets for the comparative group. The Savings Bank's pre-conversion equity to asset position of 9.18% was lower than the post-conversion average equity of 17.04%.

The Savings Bank is exposed to lower credit risk than most individual comparative companies. Non-performing assets were lower at 0.06% of assets for the Savings Bank versus a 0.35% average and a 0.11% median for the comparative group. Non-performing loans as a percentage of total loans receivable were 0.04% for the Savings Bank, below the 0.43% comparative average and

0.16% comparative group median. The ratio of loan loss reserves to total loans outstanding was 0.57% for the Savings Bank and averaged 0.63% for the comparative companies. The Savings Bank had 0.01% in charge-offs during the period and charge-offs for the comparative companies were (0.03%) of average loans.


                                                             TABLE 18
                                                     Key Financial Indicators
                                          RICHMOND SAVINGS BANK and the Comparative Group
                                                  Richmond Savings   Comparative Group Average   Comparative Group Median
                                                       (LTM ended                  (LTM ended                 (LTM ended
Profitability       (% of Avg. Assets)              June 30, 1996)              June 30, 1996)             June 30, 1996)
  Net Income                                                  0.64                       1.00                       1.11
  Core Earnings (before gains)                                0.63                       0.98                       1.12
  Return on Average Equity                                    7.01                       5.30                       5.68

  Interest Income                                             7.37                       7.54                       7.46
  Interest Expense                                            4.26                       3.94                       3.79
  Net Interest Income                                         3.11                       3.59                       3.61
  Net Interest Margin                                         2.77                       3.72                       3.74

  Provision for Loan Losses                                   0.04                       0.04                       0.04
  Gains on Sale of Assets                                     0.01                       0.02                       0.01
  Real Estate Income                                          0.00                      (0.00)                      0.00
  Other Non-Interest Income                                   0.57                       0.20                       0.14
  Non-Interest Expense                                        2.69                       2.27                       2.11
  Intangible Amortization Expense                             0.00                       0.00                       0.00

Yield-Cost Data
  Yield on Interest-Earning Assets                            7.72                       7.81                       7.74
  Cost of Interest-Bearing Liabilities                        4.94                       5.05                       4.98
     Net Interest of Yield-Cost Spread                        2.77                       2.77                       2.97

Asset Utilization   (% of Avg. Assets)
  Avg. Interest-Earning Assets                               95.49                      96.48                      96.59
  Avg. Interest-Bearing Liabilities                          86.10                      78.23                      78.28
     Net Interest-Earning Assets                              9.39                      18.25                      16.64

Financial Concentration      (% of Total Assets)
  Cash and Investments                                       23.65                      22.66                      21.13
  Gross Loans                                                73.99                      70.32                      71.81
  Mortgage-Related Securities                                 1.92                       4.79                       4.06
  Inv. & Foreclosed Real Estate                               0.03                       0.09                       0.01
  Intangible Assets                                           0.00                       0.00                       0.00
  Total Deposits                                             88.95                      77.02                      77.60
  Borrowed Funds                                              0.00                       2.54                       1.20
  Total Equity                                                9.18                      17.04                      15.88

Risk Measures
  Non-performing Assets/Total Assets                          0.06                       0.35                       0.11
  Non-performing Assets/Total Equity                          0.68                       1.70                       0.94
  Net Charge-offs/Avg. Loans                                  0.01                      (0.03)                      0.00
  Reserves/Non-performing Assets                            659.32                     365.71                     167.19
  Non-performing Loans/Loans                                  0.04                       0.43                       0.16
  Loan Loss Reserves/NPLs                                 1,296.67                     488.72                     198.96
  Reserves/Loans                                              0.57                       0.63                       0.54

Growth Rates
  Total Assets                                                2.95                       8.38                       7.00
  Loans Receivable                                            0.56                       7.66                       7.38
  Total Deposits                                              2.80                       1.60                       1.20

Source:  Richmond Savings Bank, Financial Statements; SNL Securities, Inc.

                         III.  MARKET VALUE ADJUSTMENTS

This chapter identifies the adjustments to the Savings Bank's estimated pro forma market value because of the financial differences between Richmond Savings and the comparative group. Adjustments are also necessary to reflect the equity market's likely reception of a new thrift stock offering. The adjustments discussed in this chapter are made from the viewpoint of potential investors, which include depositors holding subscription rights and unrelated parties who may purchase stock in the community offering. It is assumed that these potential investors are aware of all relevant and necessary facts as they pertain to the value of the Savings Bank relative to other publicly traded thrift institutions and relative to alternative investments.

The market value adjustments are based on certain financial and other criteria, which include, among other factors:

(1) Earnings Prospects
(2) Market Area
(3) Management
(4) Dividend Policy
(5) Liquidity of the Issue
(6) Subscription Interest
(7) Regulatory Environment
(8) Stock Market Conditions and New Issue Discount

The final section of this chapter identifies the Savings Bank's estimated pro forma market value, and compares the resulting company with members of the comparative group, and the all public thrift aggregate with respect to market valuation ratios.

Earnings Prospects
- ------------------

Earnings prospects depend upon the relative sensitivity of asset yields and liability costs to changes in market interest rates (which are displayed in Exhibit IV-3), the credit quality of assets, the stability of non-interest components of income and expense, and the ability to leverage the balance sheet. Each of the foregoing is an important factor to investors.

Richmond Savings' profitability peaked in 1993. The lower level profitability in 1994 was fueled by a higher interest rate environment. Net interest income fell during 1995 as customers refinanced to lower interest rates and the competitive pressure to pay higher rates on CDs lowered the profitability. Net interest income declined during 1996 relative to the comparable 1995 due to the increase in interest rates that caused the cost of deposit interest to increase more rapidly than the yield on interest-earning assets.

As discussed in Chapter II, the Savings Bank compared favorably to peer institutions on selected profitability measures. The Savings Bank generates a higher return on equity at 7.01% than the comparable group, which averages 5.30%, and has lower growth rates in assets, loans, and deposits than those of the comparative group.

A critical question facing many institutions, including Richmond Savings, is whether net interest margins have peaked in the current interest rate environment. In the last twelve months, the Savings Bank experienced a shrinkage of the net interest margin which probably indicates that the Savings Bank's net interest margin has peaked for now. Thus, future earnings enhancement is unlikely to come from improving spreads and more likely to be predicated on business expansion and expense controls. Though Richmond Savings' asset base is growing, the balance sheet indicates it may have difficulty in the future increasing earnings through growth. Positively, the Savings Bank's asset quality is good and management remains committed to maintaining asset quality. Given the composition of the loan portfolio, significant asset quality problems are unlikely.

The comparative companies were selected to represent thrift institutions which face the same pressures as the Savings Bank. When the Savings Bank is compared to the comparative group, the Savings Bank's asset growth and its level of profitability is lower. For this reason, we believe a slight downward adjustment should be made for earnings prospects.

Market Area
- -----------

As discussed in Chapter I, the Savings Bank maintains a larger share of its local deposit and lending market in Richmond County than it does in Moore and Scotland Counties. The Bank also faces competition in its market area from larger institutions with greater resources, as is typical of institutions of its
asset size.   The Savings Bank's primary market area is rural and is not projected to grow by more than 1 to 2 percent in the next five years. The Bank's deposit market share has declined in all but one of the three counties it serves. Overall, we believe that a slight downward adjustment is warranted to reflect the increased competition and slow population growth.

Management
- ----------

Management has operated the Savings Bank in a conservative manner, stressing an adequate capital level and maintaining good asset quality. The result has been an increase in capital. Management of the individual comparative companies face similar demands as the Savings Bank's management. We do not believe that the demands placed on the Savings Bank's management exceed those experienced by most public thrift institutions and the Savings Bank appears to have competent management for its business strategy. Management also has a detailed management succession plan in place that should assure the continued progress of the Savings Bank and that the assets will be properly safeguarded in the event of the personal disaster of any of the key management personnel. Accordingly, we believe no adjustment should be made for management.

Liquidity
- ---------

Small conversion offerings often do not have a firm and liquid market after conversion. The market for Richmond Savings' common stock following the conversion based on the Savings Bank's plan is to list on NASDAQ. A lack of liquidity in a stock typically reduces investor demand for the stock and is a negative consideration. The degree of the discount which is experienced by liquid stocks relative to more widely traded shares is not subject to a precise determination. Several studies suggest that the discount could be large.

Modestly capitalized thrifts listed on NASDAQ appear to be trading at a discount relative to thrifts overall. This is because trading activity remains very low. To some extent, a discount for liquidity is evident among the smaller market capitalized comparative companies. The Savings Bank's capital at the midpoint is close to the average of the comparative group. Therefore, we do not believe an adjustment for liquidity is warranted.

Dividends
- ---------

The Savings Bank will consider paying an annual dividend following conversion. The Savings Bank has sufficient capital and earnings to pay a dividend. Since most thrifts pay some kind of dividend, we do not believe an adjustment is warranted for dividends.

Subscription Interest
- ---------------------

It is very difficult to predict the outcome of subscription offerings. In recent years, initial offerings of publicly traded thrift stocks attracted a great deal of professional investor interest, which resulted in sell-outs in the subscription phase. During the last half of 1994, as valuation ratios were
pushed higher, offerings experienced lackluster subscription interest.   In the
second half of 1995 the interest for these offerings was extremely strong. The first few conversions of 1996 have reached even new valuation highs. There is, however, some indication from underwriters that the interest level is peaking as
valuation levels may have become too high for the sophisticated investor.   The
Savings Bank's offering will be only to members of the Bank. Based on this limited offering, we believe that a slight downward adjustment is warranted at this time.

Recent Regulatory Changes
- -------------------------

As widely reported, the regulatory environment for conversions changed significantly. Responding to large after-market price increases of many earlier conversions, the regulatory focus shifted towards minimizing short-term after-market appreciation. The federal regulatory agencies publicly stated that only modest after- market price appreciation will be tolerated. New appraisal guidelines indicate the adequacy of the appraisal will be judged by the immediate price movement of conversions in the after-market, utilizing the closing price on the second trading day after closing. The average price appreciation of all IPOs was between 10%-15% during the past few years. The regulatory guidelines indicate that this is unacceptable for conversion offerings.

There is wide variability in the after-market performance of all initial public offerings. Market conditions at the time of the offering, economic conditions facing the specific industry and company and investor perception of potential returns are critical factors in after-market performance of any particular IPO. When making a decision to invest in a thrift conversion, investors will compare the potential for after-market price appreciation in a conversion offering with that of alternative investments, including other IPOs. When the price performance of recent conversions turned negative, many investors refused to continue to participate.

Investors have and are likely to continue to look negatively upon the regulatory environment facing conversion offerings and the thrift industry and the uncertainty regarding the ultimate pricing levels which the regulators will require. We have taken into account the changing regulatory requirements in valuing Richmond Savings' conversion and have made a downward adjustment because of the decline in the one-week price changes for conversions in the first part of 1996 when compared to the one-week price changes for conversions from the second half of 1995.


Stock Market Conditions
- -----------------------

Table 19 displays the performance of the SNL Thrift Index during the past three years. During 1994, interest rates moved upward as the Federal Reserve raised short-term interest rates several times. Economic reports displayed continued strong growth, and earnings reports indicating little to no earnings growth at some institutions helped to depress thrift and bank stock prices. During the spring of 1994, falling bond prices and inflation fears caused declining stock prices among financial services and other interest rate sensitive companies.

Thrift stocks regained some momentum during the summer months as inflation fears eased slightly. A sell-off resumed during the Fall as indicated by the SNL Index fall of 15.4% between September 1 and December 1, 1994. Thrift stocks declined more steeply than the bond market averages because of higher interest rates which included an increase in the 30 year bond over 8.00% and the Federal Reserve's short-term interest rate hike of 0.75% in mid-November. Following the mid-November rate hike and a brief rally in the bond market, thrift stocks traded within a narrow range as the year headed towards a close. The downward trend among thrift stock prices was quickly reversed early in 1995 as economic news indicated the Federal Reserve's prior actions to slow the economy were having a noticeable impact.

A strong bond market and a consensus among investors that the Federal Reserve would not raise short-term rates further pushed stock prices higher. Through the second half of 1995 as the Federal Reserve lowered interest rates, the stock prices continued ever higher. During the first part of 1996, bond prices began to decline and increases in the SNL Index slowed from the growth experienced in the last half of 1995. On January 31, 1996, the SNL Index closed at 371 representing a 44.9% increase from 256 on January 31, 1995. The SNL Index peaked on August 8, 1996, at 399, which represents a 7.5% increase since January 31, 1996. Almost all of the increase in the index occurred in 1995 as indicated by the increase from January 1, 1995. During July 1996, uncertainty about the Federal Reserve raising interest rates and mixed signals from economic data further impacted stock market fluctuations. Based on the relatively flat increase in the SNL index of 4.5% from March 29, 1996, through August 8, 1996, we have adjusted Richmond Savings slightly downward.

                                    Table 19
                      SNL Thrift Index Monthly Performance
                       January 3, 1994 to August 8, 1996

                                               %               %               %
                      SNL Thrift Index    Change Since    Change Since    Change Since
                                            01/03/94        01/31/95         1/31/96
1994
- ----
January 3                    253               --              --              --
February 1                   257              1.9              --              --
March 1                      245             -2.8              --              --
April 1                      242             -4.3              --              --
May 2                        249             -1.3              --              --
June 1                       263              4.3              --              --
July 6                       274              8.4              --              --
August 1                     277              9.8              --              --
September 1                  286             13.4              --              --
October 3                    277              9.8              --              --
November 1                   259              2.5              --              --
December 1                   242             -4.3              --              --
December 30                  244             -3.6

1995
- ----
January 31                   256              1.2              --              --
February 28                  277              9.5             8.2              --
March 31                     278              9.9             8.6              --
April 28                     295             16.6            15.2              --
May 31                       308             21.7            20.3              --
June 30                      314             24.1            22.7              --
July 31                      328             29.6            28.1              --
August 31                    356             40.7            39.1              --
September 29                 362             43.1            41.4              --
October 31                   354             39.9            38.2              --
November 30                  370             46.2            44.5              --
December 29                  377             49.1            47.2              --

1996
- ----
January 31                   371             46.7            44.9              --
February 29                  373             47.4            45.7             0.5
March 29                     382               51            49.2               3
April 30                     380             50.2            48.4             2.4
May 31                       383             51.4            49.6             3.2
June 28                      387               53            51.2             4.3
July 31                      390             54.2            52.3             5.1
August 8                     399             57.7            55.9             7.5

Recent Acquisitions in the Savings Bank's Market Area
- -----------------------------------------------------

Acquisition speculation is one factor impacting the prices of newly-converted thrifts in the aftermarket. Table 20 displays acquisitions of North and South Carolina thrifts announced from January 1, 1993 through December 31, 1995. During 1993, 1994, and 1995, there were 15, 18, and 9 transactions completed respectively. The average price/book ratio for transactions in 1995 was 207.3%, 168.6% in 1994, and 167.5% in 1993. The average acquisition price/trailing twelve months earnings ratio was 24.6 in 1995, 17.5 in 1994, and 16.6 in 1993. Continued industry consolidation impacts thrift stock prices and to some degree, influences the trading pattern of the comparative companies. Due to the acquisition activity primarily in North Carolina we have made an upward adjustment.

                                                             TABLE 20
                                           RECENT NORTH AND SOUTH CAROLINA ACQUISITIONS
                                                             1993-1995
                                                                      Deal Value  Target Assets     P/B     P/E
Buyer                          State Seller                     State     ($000)        ($000)      (%)     (x)     Status
- -----                          ----- ------                     -----     ------        ------      ---     ---     ------
==========================================================================================================================
Average for the Year 1995                                                   43.2         244.5    207.3    24.6
==========================================================================================================================
First Charter Corp.            NC    Bank of Union              NC          32.6           126   304.00   22.90     Closed
Centura Banks                  NC    First Commercial Holding   NC          54.2           175   287.00   18.60     Closed
First Bancorp                  NC    First Scotland Bank        NC           2.3            21   134.00     N/A     Closed
First Union Corp.              NC    RS Financial Corp.         NC         111.6           787   162.00   19.90     Closed
United Carolina Bancshares     NC    Seaboard Savings Bank      NC           9.4            45   159.00   38.10     Closed
First Citizens                 SC    SNB Financial Corp.        SC           3.9          24.2   154.00     N/A     Closed
United Carolina Bancshares     NC    Triad Bank                 NC          37.5           199   251.00   20.40     Closed
First Union Corp.              NC    United Financial Corp.     SC         127.4           759   195.00   19.90     Closed
Triangle Bancorp               NC    Village Bank               NC           9.7            64   220.00   32.50     Closed
==========================================================================================================================
Average for the Year 1994                                                   96.3         630.0    168.6    17.5
==========================================================================================================================
Carolina First Corp.           SC    Aiken County National      SC           7.0          44.0   186.00   32.60     Closed
Triangle Bancorp               NC    Atlantic Community         NC          19.9         163.6   135.24      NA     Closed
United Carolina Bncs           NC    Bank of Iredell            NC          16.0          79.3   240.17   20.13     Closed
Centura Banks                  NC    Cleveland Federal          NC          15.5          87.6   146.59   14.72     Closed
Triangle Bancorp               NC    Columbus Nat'l Bank        NC          13.4          54.8   210.00   17.29     Closed
First Citizens BcShrs          NC    Edgecombe Homestead        NC          10.9          38.9   154.41   20.72     Closed
Security Capital               NC    First FS & LA              NC          41.0         354.7   143.00   17.20     Closed
Commonwealth Savings           MS    First FS&LA - Durham       NC            NA          68.1       NA      NA     Closed
First Citizens BcShrs          NC    First Investors SB         NC           6.9          54.6   215.89   26.64     Closed
First Citizens BcShrs          NC    First Republic SB          NC          10.9          59.2   186.20   10.93     Closed
Centura Banks                  NC    First Southern Bncp        NC          54.8         318.8   122.01   14.52     Closed
Mutual Community SB            NC    Greensboro NB              NC           1.1          20.8    88.21    8.46     Closed
Carolina First Corp.           SC    Midlands National Bank     SC           8.7          43.0   224.00    2.24     Closed
CCB Financial Corp             NC    Security Capital           NC         235.4         914.1   183.35   16.44     Closed
BB&T Financial Corp            NC    Southern Nat'l Corp        NC       1,111.0       8,236.4   138.16    9.82     Closed
Triangle Bancorp               NC    Standard Bank              NC          14.6          77.5   191.45   33.87     Closed
First Citizens BcShrs          NC    State Bk-Fayetteville      NC          11.9          54.4   186.14   24.74     Closed
American Fed. Bank             SC    United Financial of SC     SC          58.5         671.0   116.00    9.50 Terminated
==========================================================================================================================
Average for the Year 1993                                                   20.6         160.1    167.6    16.6
==========================================================================================================================
First Union Corp               NC    American Bancshares        NC          20.7         242.2   127.09   15.03     Closed
First Citizens BcShrs          NC    Bank of Bladenboro         NC           3.4          21.0   188.68   21.12     Closed
Triad Bank                     NC    BTNC Corp                  NC            NA          81.9       NA      NA     Closed
First Bancorp                  NC    Central State Bank         NC           7.0          35.6   201.90   25.18     Closed
Southern Bancshares            NC    Citizens Savings Bank      NC           5.5         112.0   174.88      NA     Closed
BB&T Financial Corp            NC    Citizens Savings Bank      NC          38.2         276.8   189.29   10.47     Closed
Centura Banks                  NC    First Charlotte Fncl       NC          30.5         168.4   232.66   25.00     Closed
Security Capital               NC    First FS&LA                NC          40.4         354.7   148.93   12.78     Closed
Southern Nat'l Corp            NC    Home Federal SB            NC          18.2         102.8   218.91   11.54     Closed
United Carolina Bncs           NC    Home FSB-Eastern NC        NC          21.0         122.1   187.23   15.87     Closed
Triangle Bancorp               NC    New East Bancorp           NC          18.3         141.6   107.89      NA     Closed
First Citizens BcShrs          NC    Pioneer Bancorp, Inc       NC           3.6         325.7    47.73      NA     Closed
Southern Nat'l Corp            NC    Regency Bancshares         NC          50.4         279.0   199.61   19.41     Closed
Centura Banks                  NC    Robeson Savings Bank       NC          10.4          98.6   152.65    9.65     Closed
Anchor Fin'l Corp              SC    Topsail State Bank         NC            NA          38.9       NA      NA     Closed
- --------------------------------------------------------------------------------------------------------------------------

New Issue Discount
- ------------------

Typically, a "new issue" discount that encompasses investor concerns and investment risks inherent in all initial stock offerings is a factor to be considered in conversion valuations. The magnitude of the new issue discount for conversions typically expands during periods of declining thrift stock prices as investors require larger inducements and narrows during strong markets.

A potential new issue discount must consider the after-market performance of recent thrift offerings. Table 21 presents a summary of standard conversions completed during each half of 1995 and conversions completed to date in 1996.

In 1995, improving market fundamentals, declining concerns over inflation, and lower pro forma valuation ratios at the beginning of the year added momentum to the conversion market. In the wake of Carver Federal's decline and the decline in the overall thrift market, initial offering prices were driven back into the general range of 55% to 60% of pro forma book value in early 1995. The pro forma price/book ratio of 1995 conversions in the second half of 1995, however, escalated to an average price-to-book ratio of 72.4% and a price-to-earnings multiple of 19.0. This compares to the first half of 1995 average price-to-book ratio of 66.6% and a price-to-earnings ratio of 16.2. There have been 49 conversions completed since the beginning of 1996, at an average price-to-book ratio of 69.3% and a price-to-earnings ratio of 20.8.

Clearly, the support for new conversions has been strong. Based on discussions with underwriters of recent transactions, it seems that once again the pricing on the conversion market is peaking and investors are beginning to feel that these issues are fully priced. This sentiment is being born out by the one-day and one-week percentage change in stock prices, which in 1996 averaged 9.6% and 9.9%, respectively, compared to an average of 21.4% and 22.0%, respectively, in the second half of 1995.

In North Carolina in 1996, excluding Wake Forest FS&LA, MHC, a mutual holding company, there have been four conversions including Green Street Financial Corp., Scotland Bancorp, Inc., Stone Street Bancorp, Inc., and Mitchell Bancorp, Inc. The average price to book ratio is 72.2% and the average price to earnings multiple is 36.3. This average is above the average of all deals for 1996. Excluding the price to earnings multiple of Mitchell Bancorp, Inc. of 94.5, the average price to earnings multiple for the remaining three North Carolina conversions in 1996 is 16.9. The average one week percent change for the four conversions is 18.4%. The Mitchell Bancorp transaction which closed in July 1996 was the lowest price to book ratio of each of the North Carolina conversions in 1996 at 68.1%. This is a further indication that the market for thrift conversions during the month of July had weakened due to the overall stock market conditions. Although the market has weakened, North Carolina thrifts typically have outperformed other out of area thrifts, therefore, we believe an upward adjustment should be made for the new issue discount.

Adjustments Conclusion
- ----------------------

We believe the Savings Bank's to-be-issued Common Stock should be discounted by 25% to 34% relative to the comparative group. We believe the discount is due, in large part, to the new issue discount needed for a thrift stock offering. With respect to the other factors discussed above, the overall discount is relatively modest. Conversions are often priced at substantial discounts relative to the price/book ratio but near the comparative price earnings ratio. It is the role of the appraiser to balance the price/book and price/earning discounts and premiums. In this instance, the pro forma price/earnings ratio should be placed within the range of the comparative institutions.

Valuations Approach
- -------------------

Table 22 displays the market valuation characteristics of Richmond Savings and the comparative group as of June 30, 1996. Exhibit V displays the pro forma pricing worksheet for Richmond Savings.

We believe that investors continue to make decisions with respect to conversion stock based upon price/book and price/earnings comparisons. The price/assets ratio, we believe, is not currently accorded much weight by investors. Utilizing a price/book discount of approximately 25% to 34% relative to the comparable companies, the resulting pro forma ratio is 73% to 65%. The price/earnings ratio should be within a range of 18 to 16 times recently reported earnings.

Based upon a 25% to 34% discount relative to the comparative group price/book ratio, we believe the Savings Bank's pro forma standard conversion value is $14.0 million. This provides for a pro forma price/book ratio of 69.28% at the midpoint. The resulting price/earnings ratio based on the last twelve month's earnings before extraordinary items was 18.3, and last quarter earnings was 20.5 at the midpoint. The range of pro forma price/book ratios was 64.6% to 73.2%, and 77.0% at the adjusted maximum. The range of price/earnings ratios at the minimum and the maximum was 18.2 to 22.7 based upon last quarter earnings and
16.1 to 20.3 based upon last twelve month earnings.

Valuation Conclusion
- --------------------

It is therefore our opinion that, as of August 8, 1996, the estimated pro forma market value of the Savings Bank's to be issued Common Stock is $14,000,000. The values range from $11,900,000 at the minimum to $16,100,000 at the maximum. The resulting adjusted maximum above the maximum is $18,515,000.

- --------------------------------------------------------------------------------
                                   TABLE 21
                     STANDARD CONVERSION - PUBLICLY TRADED
                             SELECTED MARKET DATA
                                1/1/95 to Date


                                                              IPO
                                                              Share       Gross    Conversion
Ticker               Institution                  IPO Date    Price$    Proceeds     Assets
- ------               -----------                 ---------   -------   ---------    --------
=============================================================================================
Average of Deals to Date in 1996                              10.595     32,757       221,148
Average of Second Half 1995 Deals                              9.981     42,404       229,647
Average of First Half 1995 Deals                               9.581     19,150       182,895
=============================================================================================

Conversions to Date in 1996
- ---------------------------
LNXC          Lenox Bancorp, Inc.                07/18/96     10.00       4,256        43,149
ANA           Acadiana Bancshares, Inc.          07/16/96     12.00      32,775       225,248
PWBK          Pennwood Savings Bank              07/15/96     10.00       6,101        41,592
MBSP          Mitchell Bancorp, Inc.             07/12/96     10.00       9,799        28,222
ALGC          Algiers Bancorp, Inc.              07/09/96     10.00       6,480        42,450
OCFC          Ocean Financial Corp.              07/03/96     20.00     167,762     1,036,445
HWEN          Home Financial Bancorp             07/02/96     10.00       5,059        33,462
EGLB          Eagle BancGroup, Inc.              07/01/96     10.00      13,027       150,974
KNWP          Kenwood Bancorp, Inc.              07/01/96        NA          NA            NA
FLKY          First Lancaster Bancshares         07/01/96     10.00       9,588        35,361
PROV          Provident Financial Holdings       06/28/96     10.00      51,252       570,691
WYNE          Wayne Bancorp, Inc.                06/27/96     10.00      22,314       207,997
PRBC          Prestige Bancorp, Inc.             06/27/96     10.00       9,630        91,841
MECH          Mechanics Savings Bank             06/26/96     10.00      52,900       662,482
DIME          Dime Community Bancorp, Inc.       06/26/96     10.00     145,475       665,187
CMSB          Commonwealth Bancorp, Inc.         06/17/96        NA          NA            NA
CNSB          CNS Bancorp, Inc.                  06/12/96     10.00      16,531        85,390
WWFC          Westwood Financial Corporation     06/07/96        NA          NA            NA
LXMO          Lexington B&L Financial Corp.      06/06/96     10.00      12,650        49,981
FFFB          First Federal Financial Bancrp     06/04/96     10.00       6,718        51,296
FFBH          First Federal Bancshares of AR     05/03/96     10.00      51,538       454,479
NSGB          North Cincinnati Savings Bank      05/01/96     10.00       3,968        56,637
CBK           Citizens First Financial Corp.     05/01/96     10.00      28,175       227,872
RELI          Reliance Bancshares, Inc.          04/19/96      8.00      20,499        32,260
YFCB          Yonkers Financial Corporation      04/18/96     10.00      35,708       208,283
CATB          Catskill Financial Corp.           04/18/96     10.00      56,868       230,102
GSFC          Green Street Financial Corp.       04/04/96     10.00      42,981       151,028
FFDF          FFD Financial Corp.                04/03/96     10.00      14,548        58,955
WAKE          Wake Forest FS&LA, MHC             04/03/96     10.00       5,150        55,136
PATD          Patapsco Bancorp, Inc.             04/02/96     20.00       7,251        77,144
SSB           Scotland Bancorp, Inc              04/01/96     10.00      18,400        57,718
WHGB          WHG Bancshares Corp.               04/01/96     10.00      16,201        85,027
SSM           Stone Street Bancorp, Inc.         04/01/96     15.00      27,376        84,996
FBER          1st Bergen Bancorp                 04/01/96     10.00      31,740       223,167
AMFC          AMB Financial Corp.                04/01/96     10.00      11,241        68,851
PHFC          Pittsburgh Home Financial Corp     04/01/96     10.00      21,821       157,570
JXVL          Jacksonville Bancorp, Inc.         04/01/96        NA          NA            NA
LONF          London Financial Corporation       04/01/96     10.00       5,290        34,152
PFFB          PFF Bancorp, Inc.                  03/29/96     10.00     198,375     1,899,412
CRZY          Crazy Woman Creek Bancorp          03/29/96     10.00      10,580        37,510
FCB           Falmouth Co-Operative Bank         03/28/96     10.00      14,548        73,735
GAF           GA Financial, Inc.                 03/26/96     10.00      89,000       476,259
CFTP          Community Federal Bancorp          03/26/96     10.00      46,288       162,042
FFFD          North Central Bancshares, Inc.     03/21/96        NA          NA            NA
WBIO          Washington Bancorp                 03/12/96     10.00       6,575        55,202
FFOH          Fidelity Financial of Ohio         03/04/96        NA          NA            NA
BYFC          Broadway Financial Corp.           01/09/96     10.00       8,927       102,512
LFBI          Little Falls Bancorp, Inc.         01/05/96     10.00      30,418       196,394
FFBA          First Colorado Bancorp, Inc.       01/02/96        NA          NA            NA



                                                            ------------------------------------------------------------------
                                                               IPO Prior in Relative to Pro Forma            Percent Change
                                                            -----------------------------------------     --------------------
Ticker        Institution                        IPO Date   Book Value   Tang. Book  Earnings  Assets      One Day    One Week
- ------        -----------                        --------   ----------   ----------  --------  ------     ---------   --------
==============================================================================================================================
Average of Deals to Date in 1996                                69.25        69.25    20.79    44.88          9.56      9.25
Average of Second Half 1995 Deals                               72.41        72.50    18.96    15.90         21.39     22.83
Average of First Half 1995 Deals                                66.47        66.57    16.19    14.80         33.39     14.00
==============================================================================================================================
Conversions to Date in 1996
- ---------------------------
LNXC          Lenox Bancorp, Inc.                07/18/96       58.2        58.190     29.2      9.0         -1.25      0.00
ANA           Acadiana Bancshares, Inc.          07/16/96       69.9        69.920       NA     12.7          0.00     -2.08
PWBK          Pennwood Savings Bank              07/15/96       65.8        65.759     13.3     12.8         -5.00     -8.75
MBSP          Mitchell Bancorp, Inc.             07/12/96       68.1        68.129     94.5     25.8          0.00      6.25
ALGC          Algiers Bancorp, Inc.              07/09/96       67.1        67.137     19.5     13.2          7.50      2.50
OCFC          Ocean Financial Corp.              07/03/96       69.2        69.210     13.8     13.9          6.25      0.63
HWEN          Home Financial Bancorp             07/02/96       66.2        66.227     12.4     13.1          2.50     -1.25
EGLB          Eagle BancGroup, Inc.              07/01/96       57.1        57.114     58.1      7.9         12.50     12.50
KNWP          Kenwood Bancorp, Inc.              07/01/96         NA            NA       NA       NA            NA        NA
FLKY          First Lancaster Bancshares         07/01/96       72.5        72.505     19.0     21.3         35.00     33.75
PROV          Provident Financial Holdings       06/28/96       60.9        60.870     18.2      8.2          9.70      8.10
WYNE          Wayne Bancorp, Inc.                06/27/96       60.9        60.935     16.7      9.7         11.25     13.75
PRBC          Prestige Bancorp, Inc.             06/27/96       61.9        61.902     24.6      9.5          3.75      2.50
MECH          Mechanics Savings Bank             06/26/96       72.0        71.957       NA      7.4         15.00     15.00
DIME          Dime Community Bancorp, Inc.       06/26/96       69.1        69.157     15.7     17.9         16.87     20.00
CMSB          Commonwealth Bancorp, Inc.         06/17/96         NA            NA       NA       NA            NA        NA
CNSB          CNS Bancorp, Inc.                  06/12/96       69.3        69.350     26.1     16.2         10.00     16.25
WWFC          Westwood Financial Corporation     06/07/96         NA            NA       NA       NA            NA        NA
LXMO          Lexington B&L Financial Corp.      06/06/96       69.1        69.095     14.4     20.2         -5.00     -2.50
FFFB          First Federal Financial Bancrp     06/04/96       62.9        62.873      9.4     11.6          7.50      7.50
FFBH          First Federal Bancshares of AR     05/03/96       63.4        63.391      9.8     10.2         30.00     32.50
NSGB          North Cincinnati Savings Bank      05/01/96       65.0        65.025       NA      6.5          2.50     10.00
CBK           Citizens First Financial Corp.     05/01/96       73.1        73.104     15.3     11.0          5.00      0.00
RELI          Reliance Bancshares, Inc.          04/19/96       72.5        72.473     22.5     38.9          4.69      3.13
YFCB          Yonkers Financial Corporation      04/18/96       74.9        74.930     16.1     14.6         -2.50      1.25
CATB          Catskill Financial Corp.           04/18/96       71.9        71.876     19.0     19.8          3.75      6.25
GSFC          Green Street Financial Corp.       04/04/96       71.0        71.029     14.8     22.2         28.75     22.50
FFDF          FFD Financial Corp.                04/03/96       69.9        69.871     17.4     19.8          5.00      5.00
WAKE          Wake Forest FS&LA, MHC             04/03/96      104.1       104.054     14.5      8.5         27.50     16.90
PATD          Patapsco Bancorp, Inc.             04/02/96       60.0        60.020     16.6      8.6         10.00     12.50
SSB           Scotland Bancorp, Inc              04/01/96       74.8        74.830     16.2     24.2         22.50     25.00
WHGB          WHG Bancshares Corp.               04/01/96       71.1        71.081     15.5     16.0         11.25     10.60
SSM           Stone Street Bancorp, Inc.         04/01/96       74.9        74.920     19.7     24.4         16.67     20.00
FBER          1st Bergen Bancorp                 04/01/96       74.8        74.813     21.7     12.5          0.00     -5.00
AMFC          AMB Financial Corp.                04/01/96       70.8        70.828     18.2     14.0          5.00      5.00
PHFC          Pittsburgh Home Financial Corp     04/01/96       72.8        72.827     17.5     12.2         10.00     10.00
JXVL          Jacksonville Bancorp, Inc.         04/01/96         NA            NA       NA       NA            NA        NA
LONF          London Financial Corporation       04/01/96       68.5        68.461     22.4     13.4          8.12      6.25
PFFB          PFF Bancorp, Inc.                  03/29/96       69.0        68.991     26.6      9.5         13.75     16.25
CRZY          Crazy Woman Creek Bancorp          03/29/96       69.7        69.720     16.4     22.0          0.00      7.50
FCB           Falmouth Co-Operative Bank         03/28/96       68.7        68.722     19.9     16.5          7.50     12.50
GAF           GA Financial, Inc.                 03/26/96       70.5        70.521     13.8     15.7         13.75     15.00
CFTP          Community Federal Bancorp          03/26/96       71.4        71.353     14.0     22.2         26.25     28.75
FFFD          North Central Bancshares, Inc.     03/21/96         NA            NA       NA       NA            NA        NA
WBIO          Washington Bancorp                 03/12/96       65.4        65.417     12.7     10.6          8.75     11.25
FFOH          Fidelity Financial of Ohio         03/04/96         NA            NA       NA       NA            NA        NA
BYFC          Broadway Financial Corp.           01/09/96       68.5        68.479     13.3      8.0          3.75      2.50
LFBI          Little Falls Bancorp, Inc.         01/05/96       71.4        71.425     31.9     13.4         13.13     13.75
FFBA          First Colorado Bancorp, Inc.       01/02/96         NA            NA       NA       NA            NA        NA
- -----------------------------------------------------------------------------------------------------------------------------

                                   TABLE 21
                     STANDARD CONVERSION - PUBLICLY TRADED
                             SELECTED MARKET DATA
                                1/1/95 to Date

                                                                IPO
                                                               Share         Gross     Conversion
Ticker         Institution                        IPO Date     Price $      Proceeds       Assets
- ------         ------------                       --------    --------     ---------       ------
Average of Deals to Date in 1996                              10.595        32,757        221,148
Average of Second Half 1995 Deals                              9.981        42,404        229,647
Average of First Half 1995 Deals                               9.581        19,150        182,895

Second Half 1995 Conversions
- -----------------------------

PEEK           Peekskill Financial Corp.          12/29/95     10.000       40,998        155,716
CBSB           Charter Financial, Inc.            12/29/95         NA           NA             NA
CLAS           Classic Bancshares, Inc.           12/29/95     10.000       13,225         60,911
HFNC           HFNC Financial Corp.               12/29/95     10.000      171,925        591,319
JOAC           Joachim Bancorp, Inc.              12/28/95     10.000        7,604         30,711
AHCI           Ambanc Holding Co., Inc.           12/27/95     10.000       54,223        344,856
PDB            Piedmont Bancorp, Inc.             12/08/95     10.000       26,450         95,094
PBIX           Patriot Bank Corp.                 12/04/95     10.000       37,691        229,300
FFIC           Flushing Financial Corp.           11/21/95     11.500       99,188        604,230
FWWB           First SB of Washington Bancorp     11/01/95     10.000      109,106        491,368
ANBK           American National Bancorp          10/31/95         NA           NA             NA
BFD            BostonFed Bancorp, Inc.            10/24/95     10.000       66,125        592,027
CSBF           CSB Financial Group, Inc.          10/09/95      8.000        8,280         34,431
SRN            Southern Banc Company, Inc.        10/05/95     10.000       14,548        100,564
TPNZ           Tappan Zee Financial, Inc.         10/05/95     10.000       16,201         91,149
KFBI           Klamath First Bancorp              10/05/95     10.000      122,331        455,111
HFFB           Harrodsburg First Fin Bancorp      10/04/95     10.000       21,821         92,715
SFIN           Statewide Financial Corp.          10/02/95     10.000       52,698        475,168
DFIN           Damen Financial Corp.              10/02/95     10.000       39,675        191,500
FDEF           First Defiance Financial           10/02/95         NA           NA             NA
HFSA           Hardin Bancorp, Inc.               09/29/95     10.000       10,580         75,993
KYF            Kentucky First Bancorp, Inc.       08/29/95     10.000       13,886         63,014
THR            Three Rivers Financial Corp.       08/24/95     10.000        8,596         72,377
TSBS           Trenton SB, MHC                    08/03/95     10.000       31,165        445,944
INBI           Industrial Bancorp                 08/01/95     10.000       55,545        268,041
CZF            CitiSave Financial Corp.           07/14/95     10.000        9,647         69,125
CCFH           CCF Holding Corp.                  07/12/95     10.000       11,903         69,080
FKKY           Frankfort First Bancorp, Inc.      07/10/95     10.000       34,500        110,135
FTF            Texarkana First Financial Corp.    07/07/95     10.000       19,838        140,178
FMBD           First Mutual Bancorp, Inc.         07/05/95     10.000       47,150        250,402




                                                             -----------------------------------------------    ------------------
                                                                    IPO Price in Relation to Pro Forma           Percent Change
                                                             -----------------------------------------------    ------------------
Ticker         Institution                        IPO Date   Book Value    Tang. Book   Earnings      Assets    One Day   One Week
- ------         -----------                        --------   ----------    ----------   --------      ------    -------   --------
Average of Deals to Date in 1996                               69.25           69.25       20.79       14.88       9.56     9.85
Average of Second Half 1995 Deals                              72.41           72.50       18.98       15.96      21.39    22.03
Average of First Half 1995 Deals                               66.47           66.57       16.19       10.80      13.39    14.48

PEEK           Peekskill Financial Corp.          12/29/95     70.80           70.81       14.10       20.80      21.25    17.50
CBSB           Charter Financial, Inc.            12/29/95        NA              NA          NA          NA         NA       NA
CLAS           Classic Bancshares, Inc.           12/29/95     69.30           69.29       17.20       17.80      17.50    17.50
HFNC           HFNC Financial Corp.               12/29/95     71.20           71.22       15.80       22.50      31.25    33.75
JOAC           Joachim Bancorp, Inc.              12/28/95     72.00           71.99       18.80       19.80      35.00    30.00
AHCI           Ambanc Holding Co., Inc.           12/27/95     72.00           72.05       22.10       13.60       0.00     3.10
PDB            Piedmont Bancorp, Inc.             12/08/95     71.50           71.50       14.10       21.80         NA    28.75
PBIX           Patriot Bank Corp.                 12/04/95     71.00           70.99       18.00       14.10      27.50    27.50
FFIC           Flushing Financial Corp.           11/21/95     73.20           73.21       35.80       14.10      23.64    22.83
FWWB           First SB of Washington Bancorp     11/01/95     73.10           73.08       13.70       18.20      24.40    26.90
ANBK           American National Bancorp          10/31/95        NA              NA          NA          NA         NA       NA
BFD            BostonFed Bancorp, Inc.            10/24/95     74.50           74.54       93.10       10.00      20.00    20.00
CSBF           CSB Financial Group, Inc.          10/09/95     66.50           66.50       14.30       19.40      12.50    15.63
SRN            Southern Banc Company, Inc.        10/05/95     66.10           67.06       30.10       12.60      23.75    25.00
TPNZ           Tappan Zee Financial, Inc.         10/05/95     74.00           74.39       12.30       15.10      16.25    15.00
KFBI           Klamath First Bancorp              10/05/95     75.50           75.55       13.40       21.20      25.00    28.75
HFFB           Harrodsburg First Fin Bancorp      10/04/95     73.70           73.72       14.00       19.10      25.00    23.75
SFIN           Statewide Financial Corp.          10/02/95     76.40           76.67        9.40       10.00      32.50    31.25
DFIN           Damen Financial Corp.              10/02/95     73.00           73.02       36.80       17.20      15.00    13.75
FDEF           First Defiance Financial           10/02/95        NA              NA          NA          NA         NA       NA
HFSA           Hardin Bancorp, Inc.               09/29/95     67.80           67.84       16.40       12.20      21.88    22.50
KYF            Kentucky First Bancorp, Inc.       08/29/95     72.00           71.95       15.50       18.10      20.00    25.00
THR            Three Rivers Financial Corp.       08/24/95     71.00           71.71        9.80       10.60      13.75    17.50
TSBS           Trenton SB, MHC                    08/03/95    103.50          103.53       10.70        6.50      15.63    17.50
INBI           Industrial Bancorp                 08/01/95     71.90           71.90        9.40       17.20      21.25    25.63
CZF            CitiSave Financial Corp.           07/14/95     70.90           70.87       12.50       12.20      35.00    30.00
CCFH           CCF Holding Corp.                  07/12/95     71.80           71.79       11.80       14.70      15.63     7.50
FKKY           Frankfort First Bancorp, Inc.      07/10/95     70.50           70.49       14.30       23.90      22.50    20.63
FTF            Texarkana First Financial Corp.    07/07/95     64.50           64.50        6.00       12.40      28.75    31.25
FMBD           First Mutual Bancorp, Inc.         07/05/95     67.50           67.49       13.10       15.80      11.25    16.25

                                   TABLE 21
                     STANDARD CONVERSION - PUBLICLY TRADED
                             SELECTED MARKET DATA
                                1/1/95 to Date




                                                           IPO
                                                          Share        Gross      Conversion
Ticker    Institution                       IPO Date      Price $     Proceeds      Assets
- ------    -----------                       --------      -------     --------     -------
Average of Deals to Date in 1996                           10.595      32,757      221,148
Average of Second Half 1995 Deals                           9.981      42,404      229,647
Average of First Half 1995 Deals                            9.581      19,150      182,895

First Half 1995 Conversions
- ---------------------------
GUPB      GFSB Bancorp, Inc.                 06/30/95      10.000       9,488       43,949
SFED      SFS Bancorp, Inc.                  06/30/95      10.000      14,950      150,837
HEMT      HF Bancorp, Inc.                   06/30/95       8.000      52,900      586,553
GTPS      Great American Bancorp             06/30/95      10.000      20,528      105,832
FBBC      First Bell Bancorp, Inc.           06/29/95      10.000      85,963      406,813
SGVB      SGV Bancorp, Inc.                  06/29/95       8.000      21,821      259,462
FTSB      Fort Thomas Financial Corp         06/28/95      10.000      15,738       70,577
NEIB      Northeast Indiana Bancorp          06/28/95      10.000      21,821      114,976
LOGN      Logansport Financial Corp.         06/14/95      10.000      13,225       59,351
NSLB      NS&L Bancorp, Inc.                 06/08/95      10.000       8,564       50,995
ASBP      ASB Financial Corp.                05/11/95      10.000      15,870       93,931
JXSB      Jacksonville Savings Bank, MHC     04/21/95      10.000       5,575      137,527
TSH       Teche Holding Co.                  04/19/95      10.000      42,320      284,570
WEFC      Wells Financial Corp               04/11/95       8.000      17,504      180,405
CBIN      Community Bank Shares              04/10/95          NA          NA           NA
GFED      Guaranty Federal SB, MHC           04/10/95       8.000       7,779      158,850
ISBF      ISB Financial Corporation          04/07/95      10.000      74,000      480,293
AVND      Avondale Financial Corp.           04/07/95      10.000      42,320      502,065
FSBS      First Ashland Financial Corp       04/07/95      10.000      14,088       75,135
BDJI      First Federal Bancorporation       04/04/95      10.000       8,625       87,256
CMRN      Cameron Financial Corp             04/03/95      10.000      30,269      144,821
QCFB      QCF Bancorp, Inc.                  04/03/95      10.000      17,828      133,135
SOBI      Sobieski Bancorp, Inc.             03/31/95      10.000       9,660       73,397
BWFC      Bank West Financial Corp           03/30/95       8.000      18,515      108,056
HBFW      Home Bancorp                       03/30/95      10.000      33,032      275,210
ATSB      AmTrust Capital Corp               03/28/95       8.000       4,641       58,644
MIVI      Mississippi View Holding Co.       03/24/95       8.000       8,064       62,887
GDVS      Greater Delaware Valley SB,MHC     03/03/95      10.000       6,500      225,545
SJSB      SJS Bancorp                        02/16/95      10.000       9,522      118,719
MBBC      Monterey Bay Bancorp, Inc.         02/15/95       8.000      28,750      284,578
SZB       SouthFirst Bancshares, Inc.        02/14/95      10.000       8,300       82,477
PCBC      Perry County Financial Corp.       02/13/95      10.000       8,565       69,914
HBBI      Home Building Bancorp              02/08/95      10.000       3,220       40,816
SISB      SIS Bank                           02/08/95       8.000      44,500      929,900
CIBI      Community Investors Bancorp        02/07/95      10.000       7,381       75,915
MSBF      MSB Financial, Inc.                02/06/95      10.000       7,220       46,838
LSBI      LSB Financial Corp.                02/03/95      10.000      10,296      117,723
MFSB      Mutual Bancompany                  02/02/95      10.000       3,335       54,095
FKFS      First Keystone Financial           01/26/95      10.000      13,600      237,011
FOBC      Fed One Bancorp                    01/19/95          NA          NA           NA
GWBC      Gateway Bancorp, Inc.              01/18/95      10.000      12,446       67,128
ETFS      East Texas Financial Services      01/10/95      10.000      12,152      114,935
FSNJ      First Savings Bk of NJ, MHC        01/09/95      10.000      13,580      547,550
CKFB      CKF Bancorp, Inc.                  01/04/95      10.000      10,000       51,002
TWIN      Twin City Bancorp                  01/04/95      10.000       8,984       94,826
- ------------------------------------------------------------------------------------------



                                                           IPO Price in Relation to Pro Forma         Percent Change
                                                         ----------------------------------------  ---------------------
Ticker    Institution                        IPO Date    Book Value Tang. Book  Earnings   Assets     One Day   One Week
- ------    -----------                        --------    ---------- ----------  --------  --------  ---------- ----------
Average of Deals to Date in 1996                            69.25       69.25    20.79     14.88        9.56       9.8
Average of Second Half 1995 Deals                           72.41       72.50    18.98     15.96       21.39      22.03
Average of First Half 1995 Deals                            66.47       66.57    16.19     10.80       13.39      14.48

GUPB      GFSB Bancorp, Inc.                 06/30/95       62.50       62.48    13.30     17.80       35.00      28.75
SFED      SFS Bancorp, Inc.                  06/30/95       64.70       64.71    14.20      9.00       15.00      13.75
HEMT      HF Bancorp, Inc.                   06/30/95       61.20       61.23    27.00      8.30        3.13       6.25
GTPS      Great American Bancorp             06/30/95       61.30       61.35    17.40     16.20       22.50      23.75
FBBC      First Bell Bancorp, Inc.           06/29/95       77.20       77.19     9.40     17.40       21.25      21.25
SGVB      SGV Bancorp, Inc.                  06/29/95       66.20       66.18    28.60      7.80        1.56       0.00
FTSB      Fort Thomas Financial Corp         06/28/95       74.00       73.95    14.90     18.20       21.25      22.50
NEIB      Northeast Indiana Bancorp          06/28/95       73.40       73.38     9.80     16.00       15.00      15.00
LOGN      Logansport Financial Corp.         06/14/95       67.70       67.74     9.50     18.20       18.75      18.75
NSLB      NS&L Bancorp, Inc.                 06/08/95       64.00       64.05    12.20     14.40       23.75      22.50
ASBP      ASB Financial Corp.                05/11/95       66.50       66.52    14.80     14.50       25.00      21.25
JXSB      Jacksonville Savings Bank, MHC     04/21/95       76.50       76.51   158.90      3.90        0.00       0.00
TSH       Teche Holding Co.                  04/19/95       72.00       71.98     8.30     12.90       16.25      13.75
WEFC      Wells Financial Corp               04/11/95       65.50       65.51     9.50      8.80       12.50      13.25
CBIN      Community Bank Shares              04/10/95          NA          NA       NA        NA          NA         NA
GFED      Guaranty Federal SB, MHC           04/10/95      106.00      105.97    14.90      4.70        6.25      17.19
ISBF      ISB Financial Corporation          04/07/95       66.90       67.00     9.40     13.40       29.38      34.40
AVND      Avondale Financial Corp.           04/07/95       69.60       69.64    10.20      7.80       15.00      21.25
FSBS      First Ashland Financial Corp       04/07/95       62.30       62.34    13.90     15.80       25.00      32.50
BDJI      First Federal Bancorporation       04/04/95       62.20       62.17    10.50      9.00        7.50       7.50
CMRN      Cameron Financial Corp             04/03/95       65.60       65.64    12.70     17.30        7.50       7.50
QCFB      QCF Bancorp, Inc.                  04/03/95       60.40       60.37    11.90     11.80       14.38      12.50
SOBI      Sobieski Bancorp, Inc.             03/31/95       69.10       69.14     9.90     11.60        2.50       0.60
BWFC      Bank West Financial Corp           03/30/95       66.80       66.81    14.00     14.60        9.38       8.63
HBFW      Home Bancorp                       03/30/95       64.20       64.17    10.60     10.70       25.00      25.60
ATSB      AmTrust Capital Corp               03/28/95       62.30       62.35     7.70      7.30        6.25       3.13
MIVI      Mississippi View Holding Co.       03/24/95       63.00       62.99    11.10     11.40       11.73       7.81
GDVS      Greater Delaware Valley SB,MHC     03/03/95      115.50      115.51    17.70      2.80        5.00      -3.75
SJSB      SJS Bancorp                        02/16/95       59.20       59.18    12.30      7.40       10.00      15.00
MBBC      Monterey Bay Bancorp, Inc.         02/15/95       59.30       60.73    13.30      9.20       10.94      10.94
SZB       SouthFirst Bancshares, Inc.        02/14/95       58.90       58.86    14.10      9.10       15.00       8.75
PCBC      Perry County Financial Corp.       02/13/95       57.50       57.52     8.90     10.90       23.75      35.00
HBBI      Home Building Bancorp              02/08/95       57.20       57.18     7.60      7.30        0.00      15.00
SISB      SIS Bank                           02/08/95       64.70       66.13       NA      4.60       20.31      26.56
CIBI      Community Investors Bancorp        02/07/95       63.90       63.86     8.40      8.90        7.50      22.50
MSBF      MSB Financial, Inc.                02/06/95       58.60       58.65    11.50     13.40       10.00      11.25
LSBI      LSB Financial Corp.                02/03/95       60.90       60.91    12.70      8.00       12.50      12.50
MFSB      Mutual Bancompany                  02/02/95       55.50       56.89     9.10      5.80        5.00       3.10
FKFS      First Keystone Financial           01/26/95       58.30       58.26    23.40      5.40        3.75       5.00
FOBC      Fed One Bancorp                    01/19/95          NA          NA       NA        NA          NA         NA
GWBC      Gateway Bancorp, Inc.              01/18/95       60.10       60.06    12.10     15.60       12.50      12.50
ETFS      East Texas Financial Services      01/10/95       55.00       55.02       NA      9.60       11.25      18.75
FSNJ      First Savings Bk of NJ, MHC        01/09/95       67.20       67.17     6.70      2.40       10.00       7.50
CKFB      CKF Bancorp, Inc.                  01/04/95       66.10       66.06    11.10     16.40       17.50      17.50
TWIN      Twin City Bancorp                  01/04/95       69.00       69.00    10.40      8.70       10.00       5.00
- -----------------------------------------------------------------------------------------------------------------------
Source:  SNL Securities, L.P.

Adjustments Conclusion
- ----------------------

We believe the Savings Bank's to-be-issued Common Stock should be discounted by 25% to 34% relative to the comparative group. We believe the discount is due, in large part, to the new issue discount needed for a thrift stock offering. With respect to the other factors discussed above, the overall discount is relatively modest. Conversions are often priced at substantial discounts relative to the price/book ratio but near the comparative price earnings ratio. It is the role of the appraiser to balance the price/book and price/earning discounts and premiums. In this instance, the pro forma price/earnings ratio should be placed within the range of the comparative institutions.

Valuation Approach
- ------------------

Table 22 displays the market valuation characteristics of Richmond Savings and the comparative group as of June 30, 1996. Exhibit V displays the pro forma pricing worksheet for Richmond Savings.

We believe that investors continue to make decisions with respect to conversion stock based upon price/book and price/earnings comparisons. The price/assets ratio, we believe, is not currently accorded much weight by investors. Utilizing a price/book discount of approximately 25% to 34% relative to the comparable companies, the resulting pro forma ratio is 73% to 65%. The price/earnings ratio should be within a range of 18 to 16 times recently reported earnings.

Based upon a 25% to 34% discount relative to the comparative group price/book ratio, we believe the Savings Bank's pro forma standard conversion value is $14.0 million. This provides for a pro forma price/book ratio of 69.28% at the midpoint. The resulting price/earnings ratio based on the last twelve months' earnings before extraordinary items was 18.3, and last quarter earnings was 20.5 at the midpoint. The range of pro forma price/book ratios was 64.6% to 73.2%, and 77.0% at the adjusted maximum. The range of price/earnings ratios at the minimum and the maximum was 18.2 to 22.7 based upon last quarter earnings and
16.1 to 20.3 based upon last twelve months earnings.

Valuation Conclusion
- --------------------

It is therefore our opinion that, as of August 8, 1996, the estimated pro forma market value of the Savings Bank's to be issued Common Stock is $14,000,000. The values range from $11,900,000 at the minimum to $16,100,000 at the maximum. The resulting adjusted maximum above the maximum is $18,515,000.

                                   TABLE 22
                              TRADING COMPARISONS
                RICHMOND SAVINGS BANK AND THE COMPARATIVE GROUP
                              AS OF JUNE 30, 1996

                                               Current    Current       Current Price (August 8, 1996) in Relation to
                                                Stock      Market   ------------------------------------------------------
                                                Price       Value   Book Value Tg Bk Value   Assets     QTR EPS    LTM EPS
Ticker  Institution                               ($)        ($M)        (%)        (%)         (%)         (x)        (x)
- ------  -----------                               ---        ----        ---        ---         ---         ---        ---

       ====================================================================================================================
        RICHMOND SAVINGS (as of 6/30/96):
          PRO FORMA MINIMUM                     10.00       11.90      64.61      64.61       11.45       18.20      16.10
          PRO FORMA MIDPOINT                    10.00       14.00      69.28      69.28       13.25       20.50      18.30
          PRO FORMA MAXIMUM                     10.00       16.10      73.20      73.20       14.98       22.70      20.30
          PRO FORMA MAXIMUM, Adjusted           10.00       18.52      76.98      76.98       16.91       24.90      22.40
       ====================================================================================================================

        Comparative Group:
          Maximum                               20.00       66.46     113.00      113.00      30.74       106.25    106.25
          Minimum                               12.25       10.69      82.36       82.36      12.26        11.18     11.18
          Average                               15.30       24.05      97.52       97.53      20.40        27.25     24.53
          Median                                14.50       19.70      97.55       97.55      20.39        16.38     14.23


ASBP    ASB Financial Corp.                     14.75       25.28      98.07       98.07      22.63        26.34     26.34
BFSB    Bedford Bancshares, Inc.                17.00       19.74     100.24      100.24      16.21        11.18     11.18
FFWD    Wood Bancorp, Inc.                      12.75       19.66      97.03       97.03      14.07        12.26     12.26
FSBS    First Ashland Financial Corp            18.25       26.70     113.00      113.00      30.74        26.84     26.84
FSVF    First Savings Financial Corp            12.25       10.69      99.76       99.76      18.18           NM        NM
HSSC    Home Savings Bank of Siler Cty          14.25       12.77      95.32       95.32      22.61        16.19     16.19
KSAV    KS Bancorp, Inc.                        20.00       13.27      95.88       95.97      14.19        11.90     11.90
PDB     Piedmont Bancorp, Inc.                  13.25       35.05      94.58       94.58      27.23        16.56     16.56
SOPN    First Savings Bancorp, Inc.             17.75       66.46      98.94       98.94      25.93        17.75     17.75
SZB     SouthFirst Bancshares, Inc.             12.75       10.90      82.36       82.36      12.26       106.25    106.25


                                              Current               Tangible         Qtr         Qtr         LTM         LTM
                                             Dividend   Equity/      Equity/   Return on   Return on   Return on   Return on
                                                Yield    Assets  Tang Assets  Avg Assets  Avg Equity  Avg Assets  Avg Equity
Ticker  Institution                               (%)       (%)          (%)         (%)         (%)         (%)         (%)
- ------  -----------                               ---       ---          ---         ---         ---         ---         ---

       =====================================================================================================================
        RICHMOND SAVINGS (as of 6/30/96):
          PRO FORMA MINIMUM                     2.50     17.89        17.89        0.70        3.94        0.83        4.66
          PRO FORMA MIDPOINT                    2.50     19.33        19.33        0.71        3.86        0.84        4.55
          PRO FORMA MAXIMUM                     2.50     20.73        20.73        0.72        3.63        0.85        4.26
          PRO FORMA MAXIMUM, Adjusted           2.50     22.27        22.27        0.73        3.43        0.85        4.01
       =====================================================================================================================

        Comparative Group:
          Maximum                               3.92     29.77        29.77        1.63        9.12        1.48        8.14
          Minimum                               0.00     14.60        14.60       (0.24)      (1.29)       0.08        0.48
          Average                               2.09     20.77        20.77        1.02        4.96        1.00        5.30
          Median                                2.53     20.65        20.65        1.21        5.61        1.11        5.68


ASBP    ASB Financial Corp.                     2.71     23.08        23.08        0.83        3.50        1.02        4.52
BFSB    Bedford Bancshares, Inc.                2.35     15.22        15.22        1.42        9.12        1.29        7.96
FFWD    Wood Bancorp, Inc.                      1.88     14.60        14.60        1.15        7.95        1.17        8.14
FSBS    First Ashland Financial Corp            0.00     27.21        27.21        1.02        3.80        0.96        3.61
FSVF    First Savings Financial Corp            0.00     18.22        18.22       (0.24)      (1.29)       0.08        0.48
HSSC    Home Savings Bank of Siler Cty          0.00     23.72        23.72        1.44        6.00          NA          NA
KSAV    KS Bancorp, Inc.                        3.00     14.79        14.78        1.27        8.51        1.11        6.88
PDB     Piedmont Bancorp, Inc.                  3.62     29.77        29.77        1.63        5.39        1.35        7.23
SOPN    First Savings Bancorp, Inc.             3.38     26.21        26.21        1.52        5.83        1.48        5.68
SZB     SouthFirst Bancshares, Inc.             3.92     14.89        14.89        0.12        0.75        0.55        3.24

Source:  SNL Securities, L.P.

================================================================================


        ===============================================================
                                    BAXTER
                                   FENTRISS
                                  AND COMPANY
        ===============================================================



MISSION: Baxter Fentriss and Company provides innovative solutions, experience and leadership to financial institutions pursuing major strategic objectives.



AREAS OF EXPERTISE:

         .    Strategy development to maximize shareholder value

         .    Merger and acquisition transactions

         .    Business valuations

         .    Private placement of debt or equity

         .    Hostile takeover preparation/defense

         .    Capital planning

         .    Fairness opinions

         .    Employee stock ownership plans

         .    Asset acquisition searches

         .    Mutual conversions

         .    Resolution Trust Corporation transactions

         .    Buy/sell agreements

         .    Branch Sales and purchases



===============================================================================

                                                   Baxter Fentriss & Company

===============================================================================

                           UNIQUE QUALIFICATIONS OF
                          BAXTER FENTRISS AND COMPANY



     . BFC is especially qualified to develop, evaluate, and execute major strategies.

                        . Principals managed strategic planning function for a major Regional Bank, achieving over $4 billion in asset growth through 29 acquisitions.

                        . Principals formed two nationally ranked investment banking firms specializing in financial institutions since 1983.

                        . Strategic advisor for over 100 thrifts and banks since 1991.


     .    BFC has significant M & A experience.


                        .    Ranked 3rd in total 1994 transactions

                        .    Over 50 years of combined M & A experience.

                        .    200 plus successful transactions.

                        .    Wide breadth of skill, experience, and training.

                        .    Nationally recognized professionals.


     .    BFC is particularly qualified to execute transactions.



                        . Principals have directly acquired over 30 companies.

                        . Firm enjoys exceptional relationships with bank and thrift acquirors.

                        . BFC fully understands acquiror strategies/ motivations.

     . BFC is recognized Nationally as a result of its publishing capabilities.


                        .    Principals author articles for national
                             publications.

                        .    Baxter Fentriss publishes The CEO Report.

===============================================================================

                                                  Baxter Fentriss & Company

===============================================================================

                           UNIQUE QUALIFICATIONS OF
                          BAXTER FENTRISS AND COMPANY

                                  (CONTINUED)



     .    BFC enjoys excellent reputation throughout Southeast.


                                  .    Firm stresses honesty and fairness in
                                       transactions.

                                  .    Long list of referrals.

                                  .    Exceptional success rate.



     .    BFC is not "wed" to one institution.


                                  .    Reputation for fairness.

                                  .    No reluctance by Acquiror's to bid.

                                  .    Reputation for quality.

                                  .    BFC brings multiple alternatives to a
                                       transaction.



     .    BFC has demonstrated creativity that has been adopted nationally.



                                  .    Principals developed a "consortium" bid
                                       concept used in most RTC transactions.

                                  .    BFC has developed two unique strategies
                                       for mutual institutions.

                                  .    BFC specializes in demonstrating to
                                       potential acquirors how they can
                                       materially improve the terms/structure of their bids.


     .    BFC has extensive capabilities in the placement of financings.



                                  .    Network of hundreds of investors and
                                       financiers.

                                  .    Significant experience with financial
                                       institutions in difficult financings.


================================================================================

                                                Baxter Fentriss & Company

================================================================================

                           UNIQUE QUALIFICATIONS OF
                          BAXTER FENTRISS AND COMPANY

                                  (CONTINUED)




     . BFC has unique expertise in Financial Institution transactions in the Southeastern markets.



                                  .    Largest number of community financial
                                       institution transactions in the market.

                                  .    Reputation for success in transactions
                                       with highest degree of difficulty.

                                  .    Involved in over $7 billion in deposit
                                       transfers in the market.

                                  .    Recognized by acquirors in prioritizing
                                       transactions.


================================================================================

                                                Baxter Fentriss & Company

===============================================================================

                          BAXTER FENTRISS AND COMPANY
                            PRINCIPALS OF THE FIRM:



      Laurence C. Fentriss  (804) 323-1405
      Prior to co-founding the company, Larry was managing director of Crestar Financial Corporation's merger and acquisition division. From 1979 to 1992, he developed Crestar's merger and acquisition strategy. Larry has successfully completed over 25 major transactions for Crestar, acquiring assets exceeding $4.5 Billion.


      Larry also created and managed Crestar's merger and acquisition advisory division, a group of nine professionals who have successfully completed several hundred valuation, merger, acquisition, divestiture, and financing transactions for Crestar customers.


      Larry graduated from the University of Virginia with a B.S. in finance and with honors. He also received a Masters in Business Administration, with honors, from Virginia Commonwealth
      University. Larry also graduated, with honors, from the Graduate School of Banking at Louisiana State University.




      James E. Baxter, II  (804) 323-1306
      Prior to co-founding the company, Jim worked for Crestar Financial Corporation's merger and acquisition division as the Director of Financial Institutions. He was responsible for the development of the nationally ranked advisory division. He has been involved in the purchase or sale of several billion dollars in assets of both healthy and failed institutions.


      Jim received the Gold Medal for achieving the highest score in the State of Virginia on the 1983 Certified Public Accountants examination. He also served as a senior auditor for Ernst and Young and is a member of both the American and Virginia
      Societies of CPAs.


      Jim graduated Summa Cum Laude in accounting at Virginia
      Commonwealth University. He also graduated first in the School of Business.


================================================================================
                                            Baxter Fentriss & Company

================================================================================

                          BAXTER FENTRISS AND COMPANY
                          PROFESSIONALS OF THE FIRM:



      David C. Burns  (804) 323-7541
      Prior to joining Baxter Fentriss and Company, David spent 4-1/2 years as Vice President with Goldman Sachs and Company in New York. He was responsible for private companies in the Southeast seeking equity and/or debt financing, developing cash management instruments and $8 billion in structured secondary debt.


      From 1985 to 1988, David was President of Rapid Systems, Inc., a retail chain in Nashville, Tennessee. Prior to Rapid Systems, he was Senior Auditor for Ernst & Young and Company, in
      Richmond, Virginia, where his primary focus was in the banking, manufacturing and insurance industries.


      David graduated from the University of Tennesee, cum laude, with a B.S. in accounting. David also holds a Master of Business Administration from Vanderbilt University's Graduate School of Business and is a Certified Public Accountant.



      C. M. (Kay) Carpenter  (804) 323-7540
      Kay is a former Executive Vice President of Crestar Bank. He was responsible for managing the integration of many of Crestar's acquisitions during the 1970's and 1980's. He also managed the downsizing efforts in the Western region and has served on numerous local advisory boards.


      Kay graduated from the Executive Program at the Darden School in Charlottesville, Virginia and the Stonier Graduate School of Banking at Rutgers.



      Donald R. Draughon, Jr.  (919) 471-0340
      Don is a former senior financial analyst and project manager for Montrose Capital. He has previously served on the Board of Directors for the Pantry, Inc., and Nationwide Industries. He also was a Vice President of D.C. Land Group and project manager for Robert Trent Jones Golf Club in Washington D.C.


      Don spent five years with Wachovia Bank and Trust in Winston-Salem, North Carolina in the corporate finance group. He was the product manager/specialist for industrial revenue bond financing, interest rate swaps, and private placements.

================================================================================
                                           Baxter Fentriss & Company

================================================================================

                          BAXTER FENTRISS AND COMPANY
                       PROFESSIONALS OF THE FIRM-con't:



      Don received a Bachelor of Arts in 1982 from Brigham Young
      University in Provo, Utah and a Masters in Business
      Administration in 1984 from Wake Forest University's Babcock School of Management in Winston-Salem, North Carolina.



      Rodney W. Martin  (804) 323-7113
      Before joining the firm, Rodney was employed with Crestar Financial Corporation as a Balance Sheet Management Officer. During this time, Rodney's responsibilities included measuring and managing interest rate sensitivity, forecasting the earnings stream of the balance sheet, managing the balance sheet and capital structure at the parent company level, and assisting in merger and acquisition analysis.


      Prior to his employment with Crestar, Rodney was a Financial Analyst with Virginia State Corporation Commission where he provided independent financial analysis and testimony in Public Utility Rate Case Hearings and conducted financial research for the Commission. Rodney has also worked with Central Fidelity Banks, Inc. as a Credit/Loan Review Analyst.


      Rodney graduated from Virginia Commonwealth University with a Masters in Finance and a Bachelors in Finance and Economics. Rodney has also received training in all phases of the brokerage business and passed the NASD Series 7 and State's Series 63 securities exams.



      Brian L. Johnson  (804) 323-7540
      Before joining Baxter Fentriss and Company, Brian was a retail mortgage loan originator with Household Bank in Alexandria, VA. He was responsible for developing business with builders, realtors, and bank clientele as well as administering CRA activities in the Alexandria area. Brian was also a leading loan producer in 1993, closing approximately $10 million in mortgage loans. Prior to working with Household Bank, he worked as a bank examiner with the Bureau of Financial Institutions in Virginia.


      Brian graduated from James Madison University with a B.B.A. in Finance. He completed his Master of Business Administration in Finance at Virginia Commonwealth University in December of 1995. Brian has also had experience as a securities broker and has held the NASD Series 7 and State's Series 63 licenses.


================================================================================
                                                 Baxter Fentriss & Company

================================================================================

                          BAXTER FENTRISS AND COMPANY
                       PROFESSIONALS OF THE FIRM-con't:



Kristi Briggs (804) 323-9332
Prior to joining the firm, Kristi was an internal auditor in Crestar Financial Corporation's Commercial Audit Division. During this time, Kristi conducted and assisted in the completion of audits to evaluate the adequacy, effectiveness, and efficiency of the systems of internal control within Crestar Bank. She also participated in the completion of other special projects assigned to the Audit Department.

Before joining Crestar, Kristi spent more than three years as a bank examiner for the Office of the Comptroller of the Currency (OCC) in Charlotte, NC. While with the OCC, Kristi was responsible for assessing the financial performance of both community and regional banks throughout the Carolinas. In addition to those field responsibilities, she was also the assigned analyst for ongoing communications with management and for the monitoring of two South Carolina community banks with combined total assets in excess of $400 million.

Kristi received a Bachelor of Science degree in Finance from Virginia Commonwealth University. She also completed formalized OCC training in bank analysis, commercial bank management, consumer compliance, and commercial credit.

The professionals of the firm have been guest lecturers for various professional organizations and universities around the country.




================================================================================

                                                     Baxter Fentriss & Company

================================================================================

               BAXTER FENTRISS RECENT TRANSACTION ANNOUNCEMENTS
               ------------------------------------------------


Anchor Financial Corporation merged with Topsail State Bank

BB&T acquisition of Mutual Savings of Reidsville

Horizon Bancorp Inc. merged with Allegheny Bankshares Corp.

Sequoia Federal Savings Bank acquisition of Federal Capital Bank

New East Bancorp private placement

Peoples Bank of Richwood sale to First Community

Sale of HESCO to private investor

Sale of SEMCO to private investor

Triangle Bancorp acquisition of New East Bancorp

United Carolina Bank acquisition of Home Federal Savings Bank

Patmark Research Services acquired Specialized Patent Services

Triad Bank merger with BTNC Corp

MNC Financial sale of Virginia Federal to Crestar Financial

First Citizens acquisition of First Savings Bank

National Bank of South Carolina acquisition of Standard Federal

Bank of Lancaster acquisition of Tidemark Bank for Savings branch

Centura Bank acquisition of First American Federal Savings Bank

Central State Bank sale to First Bank

NBSC sale of Loan Portfolios to Liberty

Jefferson Savings and Loan acquisition of 2 First Union branches

Bank of Marlinton sale to First Citizens



================================================================================

                                                    Baxter Fentriss & Company

================================================================================

               BAXTER FENTRISS RECENT TRANSACTION ANNOUNCEMENTS
               ------------------------------------------------

                                  (continued)



United Insulation Company, Inc. sale of minority interest

Bank of Iredell sale to United Carolina Bank

Pioneer Financial Corporation sale to Signet Bank

First M & F acquisition of Starkville branch of Security Federal

FNB of Albany acquisition of Ripley branch of Security Federal

FNB of Bolivar County acquisition of Cleveland branch of Sec. Fed.

Farmers & Merchants acquisition of Booneville branch of Sec. Fed.

United Southern acquisition of Clarksdale branch of Sec. Federal

Peoples Bank acquisition of Selma branch of Altus Federal

Old White Bankshares, Inc. sale to First Citizens

Pace American sale to First Citizens

First Investors Savings Bank, SSB sale to First Citizens

Abigail Adams Bancorp sale to private investor

Sale of SBI Publishing to private investor

Independent Bank sale to Crestar Financial Corporation

Union Planters acquisition of Cherokee Federal Savings Bank

First Citizens acquisition of State Bank

Columbus National Bank sale to Triangle Bancorp

NBSC Corporation sale to Synovus Financial Corporation

Bank of the Potomac sale to F&M National Corporation

Lucor, Inc. private placement of senior debt



================================================================================

                                                  Baxter Fentriss & Company

================================================================================

               BAXTER FENTRISS RECENT TRANSACTION ANNOUNCEMENTS
               ------------------------------------------------

                                  (continued)



Sale of 15 First Union branches to:



        .  First Citizens

        .  Enterprise Bank

        .  Peoples Bank

        .  Security Capital Bancorp

        .  Southern Bank and Trust Co.

        .  Community Bank and Trust Co.

        .  Citizens Bank



Bank of Southside Virginia acquisition of NationsBank branches

Sale of 2 Newberry Federal branches to American Federal Bank

Suburban Bank of Virginia sale to Tysons Financial Corporation

First Commercial Bank sale to United Bankshares

Templeton National Bank sale to Bank of Santa Maria

First Merchants Bancorp sale to City Holding Company

SNB Financial Corp. sale to First Citizens Bancorp of SC

Laser Entertainment of the Carolina's LLC private placement of equity

Old North State Bank merger with Piedmont Bancorp

Sale of First Union branch to Sterling Bancorp

CoBank Financial Corporation sale to Vallicorp Holdings, Inc.

Seaboard Bancorp, Inc. sale to Life Bancorp, Inc.

Bank of Tazewell sale to National Bankshares, Inc.

Bank of Union sale to First Charter Corporation

Sale of Mutual Savings Bank to American National Bankshares, Inc.

Sale of Gulf South Bancshares, Inc. to Gulf Coast Bank and Trust Company


================================================================================

                                                  Baxter Fentriss & Company

================================================================================

               BAXTER FENTRISS RECENT TRANSACTION ANNOUNCEMENTS
               ------------------------------------------------

                                  (continued)



Sale of 2 Union Planters Branches to First Farmers and Merchants National Bank

Sale of Twentieth Bancorp, Inc. to Horizon Bancorp, Inc.

Conversion of Home Savings Bank of Siler City

Sale of Friendship Community Bank to Fidelity National





================================================================================

                                                    Baxter Fentriss & Company

================================================================================


                               BAXTER FENTRISS
                               ---------------
                        RECENT CORPORATE ANNOUNCEMENTS
                        ------------------------------


ESOP valuation of Bank of Lancaster

Financial advisor to Valuation of Cason Company, Inc.

Financial advisor to The Bank of Currituck

Financial advisor to Abigail Adams Bancorp shareholder rights plan

Financial advisor to United Insulation Company, Inc.

Financial advisor to Central State Bank minority interest

Financial advisor to Randleman Savings Bank, SSB

Financial advisor to Office Supply Services, Inc.

Financial advisor to CompSource, Inc.

Financial advisor to Insura, Inc.

Financial advisor to Rawls & Winstead, Inc.

Financial advisor to Robert W. Chapman & Co., Inc.

Financial advisor to Old North State Bank

Financial advisor to Commonwealth Packaging Corporation


================================================================================

                                                    Baxter Fentriss & Company

                                  Exhibit II-1
                                 Balance Sheet
                      June 30, 1993, 1994, 1995, and 1996

                                                                    June 30,
                                                  1993         1994         1995         1996
                                              -----------  -----------  -----------  -----------

ASSETS
Cash on hand and in banks                     $ 1,558,094  $ 1,088,027  $ 1,418,980  $ 1,207,513
Interest-bearing balances in other banks          837,766      867,029    3,448,058  $ 4,685,583
Marketable equity securities                    1,049,747      625,585        -----        -----
Investment Securities                          10,194,654        -----        -----        -----
Investment securities available for sale            -----        -----    5,474,425    8,386,835
Investment securities held to maturity              -----   13,806,049    8,883,510    7,974,880
Loans receivable, net                          67,900,425   67,679,671   68,744,661   68,357,610
Mortgage-backed securities                      2,569,337        -----        -----        -----
Accrued interest receivable                       549,556      545,526      537,179      577,578
Premises and equipment, net                     1,391,060    1,526,212    1,403,086    1,355,694
Real estate acquired in settlement of loans        43,459        -----        -----       29,074
Stock in Federal Home Loan Bank                   706,100      734,700      734,700      734,700
Other assets                                      553,276      631,443      765,733      800,589
    TOTAL ASSETS                              $87,353,474  $87,504,242  $91,410,332  $94,110,056
LIABILITIES & RETAINED
 EARNINGS
Deposit Accounts                              $79,004,962  $78,315,213  $81,437,068  $83,714,929
Accrued interest payable                          172,815      126,536      218,171      210,823
Accrued income taxes payable                        5,000        -----        -----        -----
Advance payments by borrowers                     910,412      669,231      656,786      469,603
Accrued expenses and other liabilities            699,391      979,312      970,145    1,073,975

    TOTAL LIABILITIES                         $80,792,580  $80,090,292  $83,282,170  $85,469,330

Retained income, substantially restricted       6,560,894    7,413,950    8,128,162    8,640,726
    TOTAL LIABILITIES AND EQUITY              $87,353,474  $87,504,242  $91,410,332  $94,110,056

Source: Richmond Savings Bank, S.S.B., Financial Statements

                                  Exhibit II-2
                       Consolidated Statements of Income
            For the Years Ended June 30, 1993, 1994, 1995, and 1996

                                                           Year Ended June 30,
                                                           -------------------
                                                    1993        1994          1995         1996
                                                 ----------  ----------   ----------   ----------
Interest income:
  Loans                                          $5,647,234  $5,205,264   $5,403,633   $5,596,504
  Mortgage-backed securities                        245,870       -----        -----        -----
Investments and deposits in banks                   804,502     922,393      973,970    1,239,616
                                                 ----------  ----------   ----------   ----------
        Total interest income                    $6,697,606  $6,127,657   $6,377,603   $6,863,120
Interest expense - deposits                       3,453,714   2,933,705    3,271,197    2,886,644
                                                 ----------  ----------   ----------   ----------
        Net interest income                      $3,243,892  $3,193,952   $3,106,406   $2,886,644
Provision for loan losses                            38,278      36,000       36,000       36,000
                                                 ----------  ----------   ----------   ----------
        Net interest income after provision      $3,205,614  $3,157,952   $3,070,406   $2,850,644
Non-interest income:
  Transaction  income                            $  343,650  $  304,681   $  288,452   $  357,386
  Gain on sale of loans & MB Securities              83,580     151,420        6,975        8,390
  Gain (loss) on sale of investments                  3,037      (1,544)      (4,831)      (4,404)
  Gain on sale of real estate, net                    3,355       3,943        5,875        -----
  Other income                                      100,584     127,809      135,397      170,970
                                                 ----------  ----------   ----------   ----------
       Total other income                        $  586,309  $  586,309   $  429,868   $  532,342
Non-interest expenses:
   Compensation and employee benefits            $1,106,250  $1,201,018   $1,252,657   $1,284,791
   Net occupancy expense                            139,499     148,177      152,614      148,963
   Equipment rental & maintenance                   109,031     154,455      173,038      159,803
   Marketing                                         55,317      57,454       43,343       50,351
   Data Processing and other fees                   286,164     274,849      266,523      274,763
  Federal and other insurance premiums              195,867     221,419      216,983      218,822
  Supplies, telephone, and postage                  130,270     117,359      119,783      116,820
  Other                                             190,803     216,985      226,942      239,107
                                                 ----------  ----------   ----------   ----------
        Total non-interest expenses              $2,213,201  $2,391,716   $2,451,583   $2,492,880
Income (loss) before taxes                       $1,526,619  $1,352,545   $1,048,691   $  890,106
Income tax benefit (expense)                     $  570,309  $  492,118   $  329,168   $  299,146
                                                 ----------  ----------   ----------   ----------
      Net income                                 $  956,310  $  860,427   $  719,523   $  590,960
                                                 ==========  ==========   ==========   ==========

Source: Richmond Savings Bank, S.S.B., Financial Statements

                                  Exhibit II-3
                         Composition of Loan Portfolio
                                At June 30, 1996

- -------------------------------------------------------------------------------
                                                       Fixed & Adjustable Rate
- -------------------------------------------------------------------------------
              Type of Loan                             Amount           Percent
- -------------------------------------------------------------------------------
Loans secured by 1-4 family residential                    $55,385,874    81.02%
 properties
- -------------------------------------------------------------------------------
Construction and land development                          $ 2,300,620     2.87%
- -------------------------------------------------------------------------------
Loans secured by multi-family dwellings                    $ 1,963,248     3.37%
 of five or more units
- -------------------------------------------------------------------------------
Home Equity Lines of Credit                                $ 5,465,095     7.99%
- -------------------------------------------------------------------------------
Consumer loans                                             $ 2,861,449     4.19%
- -------------------------------------------------------------------------------
Loans secured by deposit accounts                          $   723,738     1.06%
- -------------------------------------------------------------------------------
Home improvement Loans                                     $   927,919     1.36%
- -------------------------------------------------------------------------------
          Total Loans                                      $69,628,043   101.86%
- -------------------------------------------------------------------------------
Less:
- -------------------------------------------------------------------------------
Construction loans in process                              $   881,075     1.29%
- -------------------------------------------------------------------------------
Allowance for loan losses                                  $   389,358     0.57%
- -------------------------------------------------------------------------------
          Loans, net                                       $68,357,610   100.00%
- -------------------------------------------------------------------------------

Source: Richmond Savings Bank, S.S.B., Financial Statements

                                  Exhibit II-4
                        Description of Office Facilities
                                At June 30, 1996

- --------------------------------------------------------------------------------
         Location                Ownership       Net Book Value of Property or
        Year Opened                                 Improvements at 6/30/96
- --------------------------------------------------------------------------------
Main Office                  Land and building                          $274,299
1956
- --------------------------------------------------------------------------------
Plaza Branch                 Lease                                      $  5,110
1965
- --------------------------------------------------------------------------------
Ellerbe                      Land and building                          $ 35,210
1978
- --------------------------------------------------------------------------------
Southern Pines               Land and building                          $744,210
1987
- --------------------------------------------------------------------------------
Laurinburg                   Lease                                           N/A
1989
- --------------------------------------------------------------------------------

Source:  Richmond Savings Bank, S.S.B., Financial Statements and Records

                                  Exhibit II-5
                        Directors and Executive Officers
                         Richmond Savings Bank, S.S.B.

- -------------------------------------------------------------------------------
         Name                                                 Position
     Year of Birth                                         Director Since
- -------------------------------------------------------------------------------
Russell E. Bennett                                   Director
1926                                                 1967-1970, 1982
- -------------------------------------------------------------------------------
R. Larry Campbell                                    Director and President
1944                                                 1990
- -------------------------------------------------------------------------------
Buena Vista Coggin                                   Director
1928                                                 1978
- -------------------------------------------------------------------------------
Joe M. McLaurin                                      Director
1926                                                 1978
- -------------------------------------------------------------------------------
John T. Page, Jr.                                    Director and Vice Chairman
1924                                                 1975
- -------------------------------------------------------------------------------
W. Jesse Spencer                                     Director
1921                                                 1988
- -------------------------------------------------------------------------------
Dr. J. Stanley Vetter                                Director and Chairman
1928                                                 1970
- -------------------------------------------------------------------------------
E. E. Vuncannon, Jr.                                 Director
1928                                                 1969
- -------------------------------------------------------------------------------

Source:  Richmond Savings Bank, S.S.B., Internal Documents

- --------------------------------------------------------------------------------

                                 EXHIBIT III-1
                            Profitability Analysis
                   For the Twelve Months Ended June 30, 1996

                                                                         Net Interest
- ------------------------------------------------------------------------------------------------------------------------------------
                                                          Net Interest    Income Aft.          G&A Net Interest        Core      Net
                                      Return on  Return on     Income/     Provision/     Expense/      Income/     Income/ Interest
                                     Avg Assets Avg Equity  Avg Assets     Avg Assets   Avg Assets  G&A Expense  Avg Assets   Margin
Institution                                 (%)        (%)         (%)            (%)          (%)          (%)         (%)      (%)
- -----------                                 ---        ---         ---            ---          ---          ---         ---      ---

- ------------------------------------------------------------------------------------------------------------------------------------
RICHMOND SAVINGS
Nine Months Ended 6/30/96                  0.64       7.01        3.11           3.07         2.69       115.76        0.63     2.77

Comparative Group:
  Maximum                                  1.48       8.14        4.13           4.07         3.58       250.60        1.51     4.29
  Minimum                                  0.08       0.48        2.33           2.24         0.00       100.85        0.04     2.38
  Average                                  1.00       5.30        3.58           3.56         2.20       164.93        0.98     3.72
  Median                                   1.11       5.68        3.61           3.61         2.13       163.98        1.12     3.74

ASB Financial Corp.                        1.02       4.52        3.44           3.44         2.04       168.52        1.02     3.56
Bedford Bancshares, Inc.                   1.29       7.96        3.99           3.99         2.47       161.60        1.28     4.16
Wood Bancorp, Inc.                         1.17       8.14        4.13           4.05         2.52       163.98        1.13     4.29
First Ashland Financial Corp               0.96       3.61        3.37           3.35         2.11       159.44        0.95     3.53
First Savings Financial Corp               0.08       0.48        2.33           2.24         2.16       107.87        0.04     2.38
Home Savings Bank of Siler Cty               NA         NA          NA             NA           NA           NA          NA       NA
KS Bancorp, Inc.                           1.11       6.88        3.72           3.67         2.04       182.79        1.12     3.96
Piedmont Bancorp, Inc.                     1.35       7.23        4.15           4.07         2.15       188.68        1.38     4.17
First Savings Bancorp, Inc.                1.48       5.68        3.61           3.61         1.44       250.60        1.51     3.68
SouthFirst Bancshares, Inc.                0.55       3.24        3.61           3.57         3.58       100.85        0.37     3.74
- ------------------------------------------------------------------------------------------------------------------------------------

Source:  SNL Securities, L.P.

                                 EXHIBIT III-2
                          Income and Expense Analysis
                   For the Twelve Months Ended June 30, 1996


                                                                         As a Percent of Average Assets
                                                               Net                                Real      Loan        Amortization
                                    Interest   Interest   Interest    Loan    Other      Gain   Estate      Loss     G&A          of
                                      Income    Expense     Income    Fees   Income   On Sale  Expense Provision Expense Intangibles
Institution                              (%)        (%)        (%)     (%)      (%)       (%)      (%)       (%)     (%)         (%)
                                                                       (1)

RICHMOND SAVINGS: (as of 6/30/96)       7.37       4.26       3.11    0.00     0.57      0.01     0.00      0.04    2.69       0.00

Comparative Group:
  Maximum                               8.03       4.53       4.15    0.28     0.60      0.12     0.00      0.09    3.58       0.01
  Minimum                               6.86       3.62       2.33    0.00     0.03     (0.04)   (0.03)     0.00    1.44       0.00
  Average                               7.54       3.94       3.59    0.05     0.20      0.02    (0.00)     0.04    2.27       0.00
  Median                                7.46       3.79       3.61    0.00     0.14      0.01     0.00      0.04    2.11       0.00

ASB Financial Corp.                     7.45       4.01       3.44    0.00     0.15      0.00     0.00      0.00    2.04       0.00
Bedford Bancshares, Inc.                7.76       3.77       3.99    0.28     0.24      0.01    (0.03)     0.00    2.47       0.00
Wood Bancorp, Inc.                      7.92       3.79       4.13    0.00     0.26      0.06     0.00      0.08    2.52       0.00
First Ashland Financial Corp            7.15       3.79       3.37    0.04     0.06      0.02     0.00      0.01    2.11       0.00
First Savings Financial Corp            6.86       4.53       2.33    0.00     0.03      0.09     0.00      0.09    2.16       0.00
Home Savings Bank of Siler Cty            NA         NA         NA      NA       NA        NA       NA        NA      NA         NA
KS Bancorp, Inc.                        8.03       4.31       3.72    0.00     0.16     (0.02)    0.00      0.05    2.04       0.01
Piedmont Bancorp, Inc.                  7.95       3.79       4.15    0.12     0.13     (0.04)    0.00      0.08    2.10       0.00
First Savings Bancorp, Inc.             7.24       3.62       3.61    0.00     0.13     (0.04)   (0.00)     0.00    1.44       0.00
SouthFirst Bancshares, Inc.             7.47       3.86       3.61    0.00     0.60      0.12     0.00      0.04    3.58       0.00

(1) Specific figure was not available. Amount is included in appropriate other income ratio.
Source: SNL Securities, L.P.

                                 EXHIBIT III-3
                             Yield-Cost Structure
                   For the Twelve Months Ended June 30, 1996

                                                 Average          Average
                                             Int Earning      Int Bearing
                                                 Assets/     Liabilities/          Net       Yield on        Cost of   Interest
                                                 Average          Average     Interest    Int Earning    Int Bearing      Yield
                                                  Assets           Assets     Position         Assets    Liabilities     Spread
Institution                                          (%)              (%)          (%)            (%)            (%)        (%)
- -----------                                          ---              ---          ---            ---            ---        ---
RICHMOND SAVINGS: (as of 6/30/96)                  95.49            86.10         9.39           7.72           4.94       2.77
                                             ----------------------------------------------------------------------------------
Comparative Group:
  Maximum                                          98.15            84.86        25.39           8.54           5.50       3.77
  Minimum                                          94.03            72.75        11.25           7.00           4.47       1.51
  Average                                          96.48            78.23        18.25           7.81           5.05       2.77
  Median                                           96.59            78.28        16.64           7.74           4.98       2.97

ASB Financial Corp.                                96.59            75.85        20.75           7.71           5.28       2.43
Bedford Bancshares, Inc.                           96.01            78.47        17.54           8.08           4.80       3.28
Wood Bancorp, Inc.                                 96.11            84.86        11.25           8.24           4.47       3.77
First Ashland Financial Corp                       95.48            72.75        22.73           7.49           5.21       2.28
First Savings Financial Corp                       97.93            82.61        15.33           7.00           5.49       1.51
Home Savings Bank of Siler Cty                        NA               NA           NA             NA             NA         NA
KS Bancorp, Inc.                                   94.03            78.28        15.74           8.54           5.50       3.04
Piedmont Bancorp, Inc.                             97.39            77.50        19.90           8.16           4.93       3.23
First Savings Bancorp, Inc.                        98.15            72.77        25.39           7.37           4.98       2.39
SouthFirst Bancshares, Inc.                        96.60            80.96        15.63           7.74           4.77       2.97

Source:  SNL Securities, L.P.

                                 EXHIBIT III-4
                                 Risk Measures
                              As of June 30, 1996

                                                  NPAs + Loans                                         Loan Loss
                                          NPAs/   90+ Pst Due/   NPLs/    NPAs/  Reserves/  Reserves/  Reserves/
                                         Assets         Assets   Loans   Equity      Loans       NPAs       NPLs
Institution                                 (%)            (%)     (%)      (%)        (%)        (%)        (%)

RICHMOND SAVINGS: (as of 6/30/96)         0.06           0.06    0.04     0.68       0.57     659.32   1,296.67

Comparative Group:
 Maximum                                  1.48           1.48    1.46     6.40       1.30     936.92   1,764.29
 Minimum                                  0.00           0.03    0.00     0.00       0.17      53.58      57.53
 Average                                  0.35           0.64    0.43     1.70       0.63     365.71     488.72
 Median                                   0.11           0.56    0.16     0.94       0.54     167.19     198.96

ASB Financial Corp.                       1.48           1.48    1.46     6.40       1.30      53.58      89.56
Bedford Bancshares, Inc.                  0.00           0.87    0.00     0.00       0.61         NM         NM
Wood Bancorp, Inc.                        0.04           0.18    0.03     0.28       0.46     851.72    1764.29
First Ashland Financial Corp                NA             NA      NA       NA       0.17         NA         NM
First Savings Financial Corp              0.41           0.41    0.78     2.26       0.97     123.97     123.97
Home Savings Bank of Siler Cty            0.08           0.99    0.16     0.36       0.93     583.33     583.33
KS Bancorp, Inc.                          0.51           0.51    0.62     3.46       0.36      57.53      57.53
Piedmont Bancorp, Inc.                    0.44           0.72    0.61     1.47       0.66     108.24      80.21
First Savings Bancorp, Inc.               0.03           0.03    0.04     0.10       0.35     936.92     936.92
SouthFirst Bancshares, Inc.               0.14           0.56    0.16     0.94       0.45     210.40     273.96

                                            Net Loan            Intangible
                                         Chargeoffs/   Loans/      Assets/
                                           Avg Loans   Assets       Equity
Institution                                      (%)      (%)          (%)
RICHMOND SAVINGS: (as of 6/30/96)              0.01    72.64         0.00

Comparative Group:
 Maximum                                       0.05    85.47         0.10
 Minimum                                      (0.43)   52.50         0.00
 Average                                      (0.03)   68.71         0.01
 Median                                        0.00    69.37         0.00

ASB Financial Corp.                            0.05    60.64         0.00
Bedford Bancshares, Inc.                       0.00    85.47         0.00
Wood Bancorp, Inc.                             0.00    76.37         0.00
First Ashland Financial Corp                   0.00    72.12         0.00
First Savings Financial Corp                  (0.43)   52.50         0.00
Home Savings Bank of Siler Cty                 0.00    53.21         0.00
KS Bancorp, Inc.                               0.00    82.03         0.10
Piedmont Bancorp, Inc.                         0.02    71.44         0.00
First Savings Bancorp, Inc.                    0.00    67.30         0.00
SouthFirst Bancshares, Inc.                    0.02    65.99         0.00

Source:  SNL Securities, L.P.


- ------------------------------------------------------------------------------------------------------------------------------------


                                                           EXHIBIT III-5
                                                         Capital Structure
                                                        As of June 30, 1996

                                    Intangible                                         Tangible   Regulatory   Core Cap/  Total Cap/
                                       Assets/   Deposits/   Borrowings/   Equity/      Equity/    Tang Cap/    Risk-Adj    Risk-Adj
                                        Equity     Assets        Assets     Assets  Tang Assets       Assets      Assets      Assets
Institution                                (%)        (%)           (%)        (%)          (%)          (%)         (%)         (%)
- -----------                                ---        ---           ---        ---          ---          ---         ---         ---


RICHMOND SAVINGS: (as of 6/30/96)         0.00      88.95          0.00       9.18         9.18         9.69       17.62       18.41


Comparative Group:
 Maximum                                  0.10      82.28         11.32      29.77        29.77        20.15       26.09       64.34
 Minimum                                  0.00      58.71          0.17      14.60        14.60        12.11       12.11       23.03
 Average                                  0.01      74.22          3.97      20.77        20.77        14.79       17.07       35.36
 Median                                   0.00      73.74          2.36      20.65        20.65        12.78       16.33       36.25


ASB Financial Corp.                       0.00      74.05          1.27      23.08        23.08        16.33       16.33       36.56
Bedford Bancshares, Inc.                  0.00      77.29          6.57      15.22        15.22        12.78       12.78       23.22
Wood Bancorp, Inc.                        0.00      82.28          2.41      14.60        14.60        12.11       12.11       23.51
First Ashland Financial Corp              0.00      69.82          2.31      27.21        27.21        20.15       20.15       40.58
First Savings Financial Corp              0.00      80.49          0.29      18.22        18.22           NA          NA          NA
Home Savings Bank of Siler Cty            0.00      73.43          1.16      23.72        23.72           NA          NA          NA
KS Bancorp, Inc.                          0.10      81.24          3.21      15.16        14.78           NA          NA          NA
Piedmont Bancorp, Inc.                    0.00      58.71         11.01      29.77        29.77           NA       19.49       36.25
First Savings Bancorp, Inc.               0.00      72.76          0.17      26.21        26.21           NA       26.09       64.34
SouthFirst Bancshares, Inc.               0.00      72.17         11.32      14.89        14.89        12.57       12.57       23.03
- ------------------------------------------------------------------------------------------------------------------------------------

Source:  SNL Securities, L.P.

                                                                            EXHIBIT III-6
                                                                         Financial Condition
                                                                         As of June 30, 1996

                                                                      As a Percent of Total Assets
                                         Total            Mortgage                          Investment &        Goodwill &
                                         Cash and         Backed            Gross           Foreclosed          Other
                                         Investments      Securities        Loans           Real Estate         Intangibles
Institution                              (%)              (%)               (%)             (%)                 (%)
RICHMOND SAVINGS: (as of 6/30/96)          23.65            1.92            73.99             0.03                   0.00

Comparative Group (1):
  Maximum                                  44.18           11.14            84.71             0.63                   0.02
  Minimum                                  12.03            0.45            52.97             0.00                   0.00
  Average                                  22.66            4.79            70.32             0.09                   0.00
  Median                                   21.13            4.06            71.81             0.01                   0.00

ASB Financial Corp.                        22.33           11.14            63.97             0.63                   0.00
Bedford Bancshares, Inc.                   12.03            0.45            84.71             0.00                   0.00
Wood Bancorp, Inc.                         15.82            3.90            78.21             0.02                   0.00
First Ashland Financial Corp               15.06            4.60            76.96             0.23                   0.00
First Savings Financial Corp               44.18            1.20            52.97             0.00                   0.00
Home Savings Bank of Siler Cty             34.58           10.90            53.22             0.00                   0.00
KS Bancorp, Inc.                           13.16            1.80            82.98             0.00                   0.02
Piedmont Bancorp, Inc.                     20.36            4.21            73.41             0.00                   0.00
First Savings Bancorp, Inc.                27.15            1.44            70.21             0.03                   0.00
SouthFirst Bancshares, Inc.                21.90            8.26            66.57             0.03                   0.00

(1) Comparative Financial Information as of 3/31/96
Source:  SNL Securities, L.P.


                                                                  EXHIBIT III-6
                                                               Financial Condition
                                                               As of June 30, 1996

                                                            As a Percent of Total Assets
                                         Total           Borrowings/         Other                Equity/
                                         Deposits        Assets              Liabilities          Assets
Institution                              (%)             (%)                 (%)                  (%)
RICHMOND SAVINGS: (as of 6/30/96)           88.95               0.00                1.14             9.18

Comparative Group (1):
  Maximum                                   84.27              13.73                2.23            23.72
  Minimum                                   66.56               0.00                0.55            12.11
  Average                                   77.02               2.54                1.21            17.04
  Median                                    77.60               1.20                0.93            15.88

ASB Financial Corp.                         79.21               1.06                1.81            16.58
Bedford Bancshares, Inc.                    79.09               2.96                0.73            12.99
Wood Bancorp, Inc.                          84.27               0.39                0.76            12.11
First Ashland Financial Corp                74.55               1.24                1.65            20.10
First Savings Financial Corp                82.45               1.33                1.05            15.17
Home Savings Bank of Siler Cty              73.44               1.16                1.68            23.72
KS Bancorp, Inc.                            81.71               3.38                0.82            14.09
Piedmont Bancorp, Inc.                      66.56              13.73                0.55            19.16
First Savings Bancorp, Inc.                 76.10               0.18                0.81            22.92
SouthFirst Bancshares, Inc.                 72.84               0.00                2.23            13.52

(1) Comparative Financial Information as of 3/31/96
Source:  SNL Securities, L.P.


                                                                EXHIBIT III-7
                                                                Growth Rates
                                                             As of June 30, 1996

                                                      Quarter Ended 6/30/96, Annualized
                                            Asset                    Loan                    Deposit
                                            Growth                   Growth                  Growth
                                            Rate                     Rate                    Rate
Institution                                 (%)                      (%)                     (%)
RICHMOND SAVINGS: (as of 6/30/96)           (4.88)                   (0.54)                  (6.62)

Comparative Group:
  Maximum                                   16.31                    25.26                   19.32
  Minimum                                  (14.88)                   11.40)                  (5.62)
  Average                                    4.55                     6.43                    5.55
  Median                                     6.81                     5.83                    5.48

ASB Financial Corp.                          6.40                     9.82                    6.12
Bedford Bancshares, Inc.                    14.24                    15.60                    5.17
Wood Bancorp, Inc.                          (1.89)                   11.40)                  10.27
First Ashland Financial Corp               (14.88)                   (6.37)                  (5.62)
First Savings Financial Corp                (1.73)                    5.10                    0.80
Home Savings Bank of Siler Cty               7.21                    (1.72)                  10.70
KS Bancorp, Inc.                            16.31                    16.39                   19.32
Piedmont Bancorp, Inc.                       7.72                     6.53                    0.80
First Savings Bancorp, Inc.                 (2.50)                    5.13                    2.15
SouthFirst Bancshares, Inc.                 14.57                    25.26                    5.79

Source:  SNL Securities, L.P.


                                                                 EXHIBIT III-7
                                                                 Growth Rates
                                                              As of June 30, 1996

                                                             LTM Ended June 30, 1996
                                            Asset                     Loan                      Deposit
                                            Growth                    Growth                    Growth
                                            Rate                      Rate                      Rate
Institution                                 (%)                       (%)                       (%)
RICHMOND SAVINGS: (as of 6/30/96)            2.95                      0.56                      2.80

Comparative Group:
  Maximum                                   22.20                     17.89                     12.05
  Minimum                                   (1.27)                    (4.49)                   (14.70)
  Average                                    8.38                      7.66                      1.60
  Median                                     7.00                      7.38                      1.20

ASB Financial Corp.                         15.61                     13.35                     (1.36)
Bedford Bancshares, Inc.                     8.92                      6.96                      8.45
Wood Bancorp, Inc.                           5.90                     (0.69)                    12.05
First Ashland Financial Corp                (1.27)                     7.38                    (14.70)
First Savings Financial Corp                 8.56                     (4.49)                    (2.04)
Home Savings Bank of Siler Cty                 NA                        NA                        NA
KS Bancorp, Inc.                             7.00                     11.54                     10.35
Piedmont Bancorp, Inc.                      22.20                      6.71                     (4.31)
First Savings Bancorp, Inc.                  2.63                     10.31                      4.74
SouthFirst Bancshares, Inc.                  5.84                     17.89                      1.20

Source:  SNL Securities, L.P.

                                 EXHIBIT III-8
                          Loan Portfolio Distribution
                              As of June 30, 1996

                                            Total            Total             Total       1-4 Family        5+ Family
                                            Gross         Loans in      Construction        Permanent        Permanent
                                            Loans          Process        Mort Loans       Mort Loans       Mort Loans
Institution                                ($000)           ($000)            ($000)           ($000)           ($000)
RICHMOND SAVINGS (as of 6/30/96)          69,628             (881)            2,301           55,386          * 1,963

Comparative Group:
  Maximum                                 172,502            (335)           17,838          156,683            8,240
  Minimum                                  30,248          (7,431)                0           27,799                0
  Average                                  79,368          (2,670)            3,887           67,428            1,624
  Median                                   70,829            (168)            1,106           62,722              738

ASB Financial Corp.                         67,950           (563)              547           47,890            8,240
Bedford Bancshares, Inc.                   100,512         (3,240)           10,104           76,352              211
Wood Bancorp, Inc.                         106,881         (1,781)            3,340           87,488            1,613
First Ashland Financial Corp                62,819           (335)                0           57,088            1,168
First Savings Financial Corp                30,984             NA               217           27,799            1,246
Home Savings Bank of Siler Cty              30,248             NA               321           28,690               58
KS Bancorp, Inc.                            73,708             NA             4,296           68,355              299
Piedmont Bancorp, Inc.                      89,210             NA               585           79,339              307
First Savings Bancorp, Inc.                172,502             NA             1,626          156,683            3,094
SouthFirst Bancshares, Inc.                 58,868         (7,431)           17,838           44,596                0


                                    Non-residential                            Total            Total
                                      (Except Land)           Land        Commercial         Consumer
                                         Mort Loans     Mort Loans             Loans            Loans
Institution                                  ($000)         ($000)            ($000)           ($000)
RICHMOND SAVINGS (as of 6/30/96)                NA             NA                 *         ** 9,978

Comparative Group:
  Maximum                                    9,826          3,729             3,201           10,239
  Minimum                                       44              0                 0               80
  Average                                    3,258            908               871            3,180
  Median                                     2,302              0               237            1,844

ASB Financial Corp.                          3,447            150             2,475            5,764
Bedford Bancshares, Inc.                     4,479          3,729             1,961            6,916
Wood Bancorp, Inc.                           2,226            555             3,201           10,239
First Ashland Financial Corp                 2,377            106                 0            2,415
First Savings Financial Corp                 1,642             NA                 0               80
Home Savings Bank of Siler Cty                 781             NA                 0              389
KS Bancorp, Inc.                               526             NA                 0              232
Piedmont Bancorp, Inc.                       7,227             NA               602            1,141
First Savings Bancorp, Inc.                  9,826             NA                 0            1,273
SouthFirst Bancshares, Inc.                     44              0               474            3,347

* Total includes Multi family residential and commercial
**  Total includes other loans and home equity lines of credit
Source:  SNL Securities, L.P.

                                 EXHIBIT III-9
               PUBLIC COMPANIES CONSIDERED FOR COMPARATIVE GROUP
                             REASONS FOR EXCLUSION

                                                                                 LTM Return
                                                                       Equity/     on Avg.
Ticker     Short Name                           State    Total Asset    Assets     Assets    Reason For Exclusion
- ------     ----------                           -----         ($000)       (%)        (%)    --------------------
                                                              ------       ---        ---

Selected Comparative Institutions
- ---------------------------------
ASBP       ASB Financial Corp.                     OH        111,718      23.08       1.02
BFSB       Bedford Bancshares, Inc.                VA        121,783      15.22       1.29
FFWD       Wood Bancorp, Inc.                      OH        139,718      14.60       1.17
FSBS       First Ashland Financial Corp            KY         86,860      27.21       0.96
FSVF       First Savings Financial Corp            NC         58,799      18.22       0.08
HSSC       Home Savings Bank of Siler Cty          NC         56,489      23.72         NA
KSAV       KS Bancorp, Inc.                        NC         93,536      14.79       1.11
PDB        Piedmont Bancorp, Inc.                  NC        128,711      29.77       1.35
SOPN       First Savings Bancorp, Inc.             NC        256,294      26.21       1.48
SZB        SouthFirst Bancshares, Inc.             AL         88,899      14.89       0.55

Excluded Institutions
- ---------------------
BRFC       Bridgeville Savings Bank                PA         55,712      28.51       1.24   Location
CBCO       CB Bancorp, Inc.                        IN        195,658       9.87       1.38   Asset size
ETFS       East Texas Financial Services           TX        114,961      19.63       0.89   Location
FFBS       FFBS BanCorp, Inc.                      MS        123,553      19.56       1.32   Location
FFWC       FFW Corp.                               IN        148,892      10.80       0.90   Location
FLAG       FLAG Financial Corp.                    GA        225,960       9.56       0.92   Asset size, low capital ratio
FSBC       First Savings Bank, FSB                 NM        115,492       4.74       0.31   Location, low capital ratio
FSSB       First FS&LA of San Bernardino           CA        103,288       5.64      (0.17)  Location, financial performance
GLBK       Glendale Co-Operative Bank              MA         36,677      15.82       0.77   Location
HBBI       Home Building Bancorp                   IN         43,135      13.94       0.41   Location
HRBF       Harbor Federal Bancorp, Inc.            MD        201,030      13.82       0.56   Asset size
HZFS       Horizon Financial Svcs Corp.            IA         73,464      11.42       0.53   Location
INCB       Indiana Community Bank, SB              IN         94,476      14.98       0.67   Location
IPSW       Ipswich Savings Bank                    MA        150,962       5.76       1.30   Location, low capital ratio
KSBK       KSB Bancorp, Inc.                       ME        132,533       6.82       0.89   Location
LOAN       Horizon Bancorp                         TX        130,930       8.55       1.47   Asset size, location
LSBI       LSB Financial Corp.                     IN        162,520      10.66       0.83   Asset size, location
MBLF       MBLA Financial Corp.                    MO        195,074      14.54       0.70   Asset size, location
MCBN       Mid-Coast Bancorp, Inc.                 ME         55,048       9.04       0.60   Location
MFCX       Marshalltown Financial Corp.            IA        125,308      15.61       0.38   Location
MFFC       Milton Federal Financial Corp.          OH        178,289      18.93       1.04   Location
MFLR       Mayflower Co-operative Bank             MA        113,182       9.58       0.89   Location
MFSB       Mutual Bancompany                       MO         53,311      11.70       0.20   Financial Performance, location
MIFC       Mid-Iowa Financial Corp.                IA        115,260       9.38       0.93   Location
MORG       Morgan Financial Corp.                  CO         71,654      14.66       0.97   Location
MWBI       Midwest Bancshares, Inc.                IA        138,628       6.67       1.01   Location, low capital ratio
NBSI       North Bancshares, Inc.                  IL        119,436      15.50       0.59   Financial performance, location
NFSL       Newnan Savings Bank, FSB                GA        160,656      11.58       1.89   Location, financial performance
NWEQ       Northwest Equity Corp.                  WI         91,804      12.77       1.00   Location
PCBC       Perry County Financial Corp.            MO         78,480      20.05       1.00   Location
PTRS       Potters Financial Corp.                 OH        114,714       9.24       0.51   Asset size, low capital ratio
SFFC       StateFed Financial Corporation          IA         76,705      19.46       1.19   Location
SHFC       Seven Hills Financial Corp.             OH         45,511      21.21       0.36   Financial Performance
SISB       SIS Bancorp, Inc.                       MA      1,209,843       7.19       1.38   Asset size, location
SJSB       SJS Bancorp                             MI        150,752      11.67       0.63   Asset size, location
SMBC       Southern Missouri Bancorp, Inc          MO        161,992      16.40       0.87   Asset size, location
THBC       Troy Hill Bancorp, Inc.                 PA         80,484      22.20       1.38   Location
THIR       Third Financial Corp.                   OH        155,911      18.38       1.37   Asset size, financial performance
THR        Three Rivers Financial Corp.            MI         85,138      15.32         NA   Location, no financial performance data
TRIC       Tri-County Bancorp, Inc.                WY         76,718      16.17       0.95   Location
UBMT       United Financial Corp.                  MT        104,574      23.53       1.50   Location, financial performance

Source:  SNL Securities, L.P.

                          EXHIBIT IV-1
                       ALL PUBLIC THRIFTS
                      SELECTED MARKET DATA
                      AS OF AUGUST 8, 1996

                                                           Total     Current    Current
                                                           Assets    Stock      Market
                                                   (Most Rec QTR)    Price      Value  Book Value Tg Bk Value
Institution                        State   Ticker          ($000)     ($)        ($M)      (%)         (%)
- -------------------------------------------------------------------------------------------------------------
Maximum                                                 49,506,630   60.88  3,383.29     249.50      260.82
Minimum                                                     27,596    1.47      2.10      25.91       55.83
Average                                                  1,322,401   17.32    128.03     108.53      112.78
Median                                                     338,985   15.75     37.76     101.11      103.83
- -------------------------------------------------------------------------------------------------------------

Advantage Bancorp, Inc.            WI      AADV              996719    33.5    113.66     128.99      148.23
Abington Savings Bank              MA      ABBK              483549  16.125     30.43      96.79      109.62
Anchor BanCorp Wisconsin           WI      ABCW             1754556      35    169.38     145.83      149.76
Affiliated Community Bancorp       MA      AFCB              983904    17.5     88.91      90.67       91.34
America First Financial Fund       CA      AFFFZ            2274053   29.25    175.81     113.11      115.57
Ambanc Holding Co., Inc.           NY      AHCI              392338   9.875     53.54       71.2        71.2
Ahmanson & Company (H.F.)          CA      AHM             49506630      26   2786.89     131.45      140.77
Albion Banc Corp.                  NY      ALBC               56692    17.5      4.56      75.14       75.14
ALBANK Financial Corporation       NY      ALBK             3325592      26    345.49     109.11      123.52
American Federal Bank, FSB         SC      AMFB             1339147   16.25    177.61     164.47      178.38
AMB Financial Corp.                IN      AMFC               80533  10.375     11.66        NA          NA
Acadiana Bancshares, Inc.          LA      ANA               225248      12     32.78        NA          NA
American National Bancorp          MD      ANBK              449019   9.875     37.34      76.73       76.73
Andover Bancorp, Inc.              MA      ANDB             1173956   24.25    103.06      116.2       116.2
Ameriana Bancorp                   IN      ASBI              402051   13.25     43.77      98.08       98.22
ASB Financial Corp.                OH      ASBP              112988   14.75     25.28      92.59       92.59
Astoria Financial Corporation      NY      ASFC             7078383   26.75    575.38     102.45      125.94
AmTrust Capital Corp.              IN      ATSB               73072    9.25      5.24      69.44       70.18
Avondale Financial Corp.           IL      AVND              592727      14      50.4      85.73       85.73
BankAtlantic Bancorp, Inc.         FL      BANC             1975287  11.875     185.3     125.13       135.4
First Federal Bancorporation       MN      BDJI              104969   13.75      10.7       76.9        76.9
BostonFed Bancorp, Inc.            MA      BFD               777997  12.375     81.55      85.05       85.05
Bedford Bancshares, Inc.           VA      BFSB              121783      17     19.74     100.24      100.24
BFS Bankorp, Inc.                  NY      BFSI              621324   39.75     65.01      133.7       133.7
American Bank of Connecticut       CT      BKC               531638   26.25     60.03     133.25      140.22
Bankers Corp.                      NJ      BKCO             1915528   17.75     227.1     120.83      123.44
Bancorp Connecticut, Inc.          CT      BKCT              405761      22     58.45     136.48      136.48
BankUnited Financial Corp.         FL      BKUNA             738491    7.25     39.52      91.42        96.8
Bank Plus Corp.                    CA      BPLS             3296633   10.25    186.99     107.33         NA
Bridgeville Savings Bank           PA      BRFC               55712   15.25     17.14     107.93      107.93
Branford Savings Bank              CT      BSBC              178121   3.125     16.19      131.3       131.3
Bay View Capital Corp.             CA      BVFS             3388847   35.25     242.7     117.74      133.42
Bank West Financial Corp.          MI      BWFC              139217   11.75     25.63         98          98
Broadway Financial Corp.           CA      BYFC              115222      10      8.93      67.89       67.89
Camco Financial Corporation        OH      CAFI              343711      19     39.33     137.38      137.38
Cal Fed Bancorp, Inc.              CA      CAL             14045400  22.625   1117.58     163.59      163.59
Capital Savings Bancorp, Inc.      MO      CAPS              202554   19.75      19.5       97.1        97.1
Carver Federal Savings Bank        NY      CARV              362369       8     18.52      53.23       55.83
Cascade Financial Corp.            WA      CASB              326266      17     34.78     171.03      171.03
First Midwest Financial, Inc.      IA      CASH              342095   21.75     38.68      99.13      106.15
Catskill Financial Corp.           NY      CATB              231164    10.5     59.71        NA          NA
Calumet Bancorp, Inc.              IL      CBCI              500814  27.813     67.38       83.7        83.7





                                                  ------------------------------
                                                  Current  Price in  Relation To   Current
                                                  ------------------------------   Dividend  Equity/
                                                  Assets     QTR EPS LTM EPS       Yield     Assets
Institution                        State   Ticker   (%)          (x)     (x)         (%)      (%)
- ------------------------------------------------------------------------------------------------------
Maximum                                           39.61    218.75    153.75         7.44    35.07
Minimum                                            0.67      2.04      3.36         0.00     3.40
Average                                           12.45     16.38     16.16         1.98    12.21
Median                                            10.52     12.24     11.57         2.08     9.81
- ------------------------------------------------------------------------------------------------------

Advantage Bancorp, Inc.            WI      AADV    11.4     13.96     14.08         0.96     9.44
Abington Savings Bank              MA      ABBK    6.29      9.38     18.12         2.48      6.5
Anchor BanCorp Wisconsin           WI      ABCW    9.84     12.15     12.96         1.43     6.75
Affiliated Community Bancorp       MA      AFCB    9.04      9.31       NA          2.74     9.85
America First Financial Fund       CA      AFFFZ   7.73      9.26      9.32         5.47     7.09
Ambanc Holding Co., Inc.           NY      AHCI   13.65       NM        NA             0    19.17
Ahmanson & Company (H.F.)          CA      AHM     5.63        13      7.69         3.39     5.61
Albion Banc Corp.                  NY      ALBC    8.05     20.83     26.12         1.75    10.71
ALBANK Financial Corporation       NY      ALBK   10.39     12.04      12.5         1.85     9.52
American Federal Bank, FSB         SC      AMFB   13.25     10.69     10.98         2.46     8.21
AMB Financial Corp.                IN      AMFC     NA        NA        NA             0    20.05
Acadiana Bancshares, Inc.          LA      ANA      NA        NA        NA             0     7.86
American National Bancorp          MD      ANBK    8.75     13.72       NA             0    10.92
Andover Bancorp, Inc.              MA      ANDB    8.78      8.79      9.51         2.47     7.56
Ameriana Bancorp                   IN      ASBI   10.89     13.25     13.52         4.23     11.1
ASB Financial Corp.                OH      ASBP   22.38     19.41     21.38         2.71     22.7
Astoria Financial Corporation      NY      ASFC    8.13     12.16     11.73         1.65     7.93
AmTrust Capital Corp.              IN      ATSB    7.18     15.42     25.69            0    10.34
Avondale Financial Corp.           IL      AVND     8.5     13.46     15.05            0     9.92
BankAtlantic Bancorp, Inc.         FL      BANC    8.97      8.25      9.65         1.19     7.17
First Federal Bancorporation       MN      BDJI    10.2     12.73     15.63            0    13.26
BostonFed Bancorp, Inc.            MA      BFD    10.48     17.19       NA          1.62    11.43
Bedford Bancshares, Inc.           VA      BFSB   16.21     11.18     12.88         2.35    15.22
BFS Bankorp, Inc.                  NY      BFSI   10.46       6.9      6.67            0     7.83
American Bank of Connecticut       CT      BKC    11.29      9.24     10.21         5.18     8.48
Bankers Corp.                      NJ      BKCO   11.86      9.44     11.31         3.61     9.81
Bancorp Connecticut, Inc.          CT      BKCT    14.4      13.1     13.66         3.26    10.56
BankUnited Financial Corp.         FL      BKUNA   5.59     45.31      5.99            0     9.41
Bank Plus Corp.                    CA      BPLS    5.67     64.06       NM             0     5.31
Bridgeville Savings Bank           PA      BRFC   30.77     23.83     25.42          2.1    28.51
Branford Savings Bank              CT      BSBC   11.51     13.02     13.59            0     8.75
Bay View Capital Corp.             CA      BVFS    7.16     14.69     121.55         1.7     6.08
Bank West Financial Corp.          MI      BWFC   19.38      22.6     26.11         2.38    19.78
Broadway Financial Corp.           CA      BYFC    7.75       NA        NA             2     12.2
Camco Financial Corporation        OH      CAFI   11.44      8.48      9.41         2.31     8.33
Cal Fed Bancorp, Inc.              CA      CAL     7.96      7.86     10.98            0     4.86
Capital Savings Bancorp, Inc.      MO      CAPS   10.13     10.73     10.91         1.82    10.43
Carver Federal Savings Bank        NY      CARV    5.11     16.67     22.86            0      9.6
Cascade Financial Corp.            WA      CASB   10.63     14.66     22.08            0     6.21
First Midwest Financial, Inc.      IA      CASH   11.31     10.88     12.43         2.02    11.41
Catskill Financial Corp.           NY      CATB     NA        NA        NA             0    12.75
Calumet Bancorp, Inc.              IL      CBCI   13.45      9.79     11.89            0    16.08


                                                   Tangible     Qtr         Qtr         LTM          LTM
                                                   Equity/      Return on   Return on   Return on    Return on
                                                   Tang Assets  Avg Assets  Avg Equity  Avg Assets   Avg Equity
Institution                        State   Ticker     (%)         (%)          (%)          (%)           (%)
- ----------------------------------------------------------------------------------------------------------------
Maximum                                             35.07       3.11       54.91        2.30          38.10
Minimum                                              2.83      (3.28)     (80.66)      (1.74)        (30.56)
Average                                             11.98       0.90        8.53        0.88           8.48
Median                                               9.36       0.88        7.81        0.86           7.47
- ----------------------------------------------------------------------------------------------------------------

Advantage Bancorp, Inc.            WI      AADV     8.32       0.89        9.18         0.9           9.41
Abington Savings Bank              MA      ABBK     5.78       0.71       10.81        0.39           5.86
Anchor BanCorp Wisconsin           WI      ABCW     6.58       0.88       12.65        0.88          12.13
Affiliated Community Bancorp       MA      AFCB     9.78          1        9.97        0.74           6.71
America First Financial Fund       CA      AFFFZ    6.95       0.92       13.32        0.89          13.53
Ambanc Holding Co., Inc.           NY      AHCI    19.17       -0.3       -1.65       -0.03          -0.26
Ahmanson & Company (H.F.)          CA      AHM      5.34       0.55         9.6        0.92          15.79
Albion Banc Corp.                  NY      ALBC    10.71       0.38        3.55         0.3           2.87
ALBANK Financial Corporation       NY      ALBK     8.51       0.94        9.78        0.97            9.5
American Federal Bank, FSB         SC      AMFB     7.62        1.3       15.72        1.29          15.99
AMB Financial Corp.                IN      AMFC    20.05       0.46        3.06         0.5           4.75
Acadiana Bancshares, Inc.          LA      ANA      7.86        NA          NA        -0.43          -5.23
American National Bancorp          MD      ANBK    10.92       0.61        5.49        0.34           3.88
Andover Bancorp, Inc.              MA      ANDB     7.56       1.01       13.19        0.97          12.72
Ameriana Bancorp                   IN      ASBI    11.08       0.86        7.55        0.92           7.38
ASB Financial Corp.                OH      ASBP     22.7       1.09        4.76        1.01            4.3
Astoria Financial Corporation      NY      ASFC     6.55       0.68        8.28        0.74           8.56
AmTrust Capital Corp.              IN      ATSB    10.24       0.46        4.46        0.31           2.75
Avondale Financial Corp.           IL      AVND     9.92       0.64        6.22        0.62           5.81
BankAtlantic Bancorp, Inc.         FL      BANC     6.66       1.28       15.89        1.12          15.74
First Federal Bancorporation       MN      BDJI    13.26       0.79         5.8         0.7           4.74
BostonFed Bancorp, Inc.            MA      BFD     11.43       0.62        4.98        0.49           4.66
Bedford Bancshares, Inc.           VA      BFSB    15.22       1.42        9.12        1.29           7.96
BFS Bankorp, Inc.                  NY      BFSI     7.83       1.69       21.29        1.84          24.09
American Bank of Connecticut       CT      BKC      8.09       1.27        14.6        1.24           13.7
Bankers Corp.                      NJ      BKCO     9.62       1.31        13.3        1.13          11.42
Bancorp Connecticut, Inc.          CT      BKCT    10.56        1.2       11.13        1.18           10.7
BankUnited Financial Corp.         FL      BKUNA     9.1       0.42        5.01        1.12          14.68
Bank Plus Corp.                    CA      BPLS      NA        0.08        1.33       -1.74         -30.56
Bridgeville Savings Bank           PA      BRFC    28.51       1.21        4.24        1.24           4.17
Branford Savings Bank              CT      BSBC     8.75       0.96       10.97        0.86             10
Bay View Capital Corp.             CA      BVFS     5.41       0.54        8.23        0.06           0.85
Bank West Financial Corp.          MI      BWFC    19.78       0.78        3.95        0.69           3.41
Broadway Financial Corp.           CA      BYFC     12.2       0.39        4.64        0.41           6.78
Camco Financial Corporation        OH      CAFI     8.33       1.34       16.46        1.22          15.56
Cal Fed Bancorp, Inc.              CA      CAL      4.86       1.02       21.74        0.82          14.79
Capital Savings Bancorp, Inc.      MO      CAPS    10.43       0.92        8.68        0.95           8.96
Carver Federal Savings Bank        NY      CARV      9.2       0.29        3.05        0.21           2.15
Cascade Financial Corp.            WA      CASB     6.21       0.81       12.79        0.56            8.9
First Midwest Financial, Inc.      IA      CASH    10.74       1.09        9.16        1.06           8.14
Catskill Financial Corp.           NY      CATB    12.75       0.93        7.39         NA             NA
Calumet Bancorp, Inc.              IL      CBCI    16.08       1.53        9.23        1.31           7.85

- --------------------------------------------------------------------------------
                               EXHIBIT IV-1
                            ALL PUBLIC THRIFTS
                           SELECTED MARKET DATA
                           AS OF AUGUST 8, 1996

                                                                                       ---------------------
                                                           Total     Current    Current       Current
                                                           Assets    Stock      Market ---------------------
                                                   (Most Rec QTR)    Price      Value  Book Value Tg Bk Value
Institution                        State   Ticker          ($000)      ($)       ($M)         (%)         (%)
- -----------                        -----   ------          -----       ---       ----         ---         ---
=============================================================================================================
Maximum                                                 49,506,630   60.88  3,383.29     249.50      260.82
Minimum                                                     27,596    1.47      2.10      25.91       55.83
Average                                                  1,322,401   17.32    128.03     108.53      112.78
Median                                                     338,985   15.75     37.76     101.11      103.83
=============================================================================================================

CB Bancorp, Inc.                   IN      CBCO             195658   17.25     20.27     104.93      104.93
Community Bank Shares              IN      CBIN             223914   13.75     27.28        107         107
Citizens First Financial Corp.     IL      CBK              232196    10.5     29.58        NA          NA
Community Bankshares, Inc.         NH      CBNH             546725  18.563     44.98     119.07      119.07
Coastal Bancorp, Inc.              TX      CBSA            2796568   17.75     88.08      93.97      113.56
Charter Financial, Inc.            IL      CBSB             300812      11     51.98      84.94       87.16
CCF Holding Company                GA      CCFH              78772  12.375     13.99      83.67       83.67
Central Co-Operative Bank          MA      CEBK             310949      17     33.41     107.46      123.19
CENFED Financial Corp.             CA      CENF            2148344   22.75    114.67     106.96      107.21
Commercial Federal Corporation     NE      CFB             6607670   38.25    577.18     139.65      154.92
Coastal Financial Corp.            SC      CFCP             452809      20     68.73     248.76      248.76
Center Financial Corporation       CT      CFCX            4018341  24.563    368.79     157.66      168.01
Community Financial Corp.          VA      CFFC             158835    21.5     27.35     122.65      122.65
California Financial Holding       CA      CFHC            1327178  21.875    102.56     117.99      118.69
CFSB Bancorp, Inc.                 MI      CFSB             791610  20.125     89.89     138.13      138.13
Community Federal Bancorp          MS      CFTP             201650      13     60.17      90.47       90.47
CFX Corporation                    NH      CFX             1025771   13.25    100.25     107.99      120.35
Community Investors Bancorp        OH      CIBI              85785  15.375     10.78      90.82       90.82
Central Jersey Financial           NJ      CJFC             468272  32.375     86.39     155.35      166.71
CKF Bancorp, Inc.                  KY      CKFB              58763    19.5     19.39     113.31      113.31
Classic Bancshares, Inc.           KY      CLAS              66083  12.125     16.04      82.26       82.26
Cameron Financial Corp             MO      CMRN             172484      14      39.9      80.97       80.97
Commonwealth Bancorp, Inc.         PA      CMSB            1657690    10.5    188.23        NA          NA
Community Savings, MHC             FL      CMSV             632507      16      77.9     104.23      104.23
CENIT Bancorp, Inc.                VA      CNIT             655771  32.688     52.74     110.51      114.61
CNS Bancorp, Inc.                  MO      CNSB              85390   11.75     19.42        NA          NA
Covenant Bank for Savings          NJ      CNSK             354822    12.5      24.5     144.51      144.51
Collective Bancorp, Inc.           NJ      COFD            5145471      24    488.98     134.23       143.8
Charter One Financial              OH      COFI           13951846   36.25    1631.6     174.61       188.9
Cooperative Bankshares, Inc.       NC      COOP             316654   17.25     25.73      87.25       98.85
Circle Financial Corp.             OH      CRCL             229406      37      26.2     107.22      123.62
Crazy Woman Creek Bancorp          WY      CRZY              50324  10.125     10.71       69.3        69.3
Coast Savings Financial            CA      CSA             8350710      33    613.26     142.67      144.93
CSB Financial Group, Inc.          IL      CSBF              41211   9.125      9.44      74.19       74.19
Center Banks Incorporated          NY      CTBK             220373    13.5     12.75      82.27       82.27
CitFed Bancorp, Inc.               OH      CTZN            2661006   37.75    214.85     122.56       140.6
Chester Valley Bancorp Inc.        PA      CVAL             274575    18.5     29.04     116.28      116.28
CitiSave Financial Corp            LA      CZF               76128  13.875     13.39       97.3       97.37
Damen Financial Corp.              IL      DFIN             235320   11.25     42.19      78.45       78.45
Dime Financial Corp.               CT      DIBK             688993  15.375     78.44     138.76      145.46
Dime Community Bancorp, Inc.       NY      DIME            1371821  12.625    183.66      86.18       99.33
Dime Bancorp, Inc.                 NY      DME            19544289      13   1382.01     139.34      140.69

                                                  ------------------------------
                                                    Price in  Relation To           Current
                                                  ------------------------------   Dividend   Equity/
                                                  Assets     QTR EPS LTM EPS          Yield    Assets
Institution                        State   Ticker    (%)         (x)     (x)            (%)       (%)
- -----------                        -----   ------    ---         ---     ---            ---      ---
=====================================================================================================
Maximum                                           39.61    218.75    153.75         7.44    35.07
Minimum                                            0.67      2.04      3.36         0.00     3.40
Average                                           12.45     16.38     16.16         1.98    12.21
Median                                            10.52     12.24     11.57         2.08     9.81
=====================================================================================================

CB Bancorp, Inc.                   IN      CBCO   10.36       7.7      8.21            0     9.87
Community Bank Shares              IN      CBIN   12.18     14.32       NA          2.47    11.38
Citizens First Financial Corp.     IL      CBK      NA        NA        NA             0     6.79
Community Bankshares, Inc.         NH      CBNH    8.23      9.28     10.73         3.23     6.94
Coastal Bancorp, Inc.              TX      CBSA    3.15       7.4      8.29         2.25      3.4
Charter Financial, Inc.            IL      CBSB   18.19      13.1       NA          2.18    21.41
CCF Holding Company                GA      CCFH   17.76      18.2       NA          3.23    21.23
Central Co-Operative Bank          MA      CEBK   10.74       NM      26.56            0       10
CENFED Financial Corp.             CA      CENF    5.34      9.64     10.11         1.58     4.99
Commercial Federal Corporation     NE      CFB     8.74      9.19     10.25         1.05     6.25
Coastal Financial Corp.            SC      CFCP   15.18     14.71     16.13          2.2      6.1
Center Financial Corporation       CT      CFCX    9.18     11.37     13.42         1.14     5.82
Community Financial Corp.          VA      CFFC   17.22      12.5     13.27         2.42    14.04
California Financial Holding       CA      CFHC    7.73      9.11      14.3         2.01     6.55
CFSB Bancorp, Inc.                 MI      CFSB   11.36     12.58     12.66         2.39     8.22
Community Federal Bancorp          MS      CFTP   29.84     16.25       NA          2.31    32.99
CFX Corporation                    NH      CFX     9.77      9.74     10.86            0     9.05
Community Investors Bancorp        OH      CIBI   12.57     13.25      12.2          2.6    13.84
Central Jersey Financial           NJ      CJFC   18.45     16.86     16.52         3.46    11.88
CKF Bancorp, Inc.                  KY      CKFB   32.99     27.08     25.66         2.26    27.29
Classic Bancshares, Inc.           KY      CLAS   24.26     37.89       NA             0    29.51
Cameron Financial Corp             MO      CMRN   23.13      17.5       NA             2    26.54
Commonwealth Bancorp, Inc.         PA      CMSB     NA        NA        NA          2.37     8.31
Community Savings, MHC             FL      CMSV   12.32     15.38        16            5    11.82
CENIT Bancorp, Inc.                VA      CNIT    8.04     11.19     17.57         2.45     7.28
CNS Bancorp, Inc.                  MO      CNSB     NA        NA        NA             0    10.75
Covenant Bank for Savings          NJ      CNSK     6.9      14.2     15.63            0     6.93
Collective Bancorp, Inc.           NJ      COFD     9.5      8.33      8.99         4.17     7.08
Charter One Financial              OH      COFI   11.69     10.07      31.8         2.54      6.7
Cooperative Bankshares, Inc.       NC      COOP    8.13      22.7     30.26            0     9.31
Circle Financial Corp.             OH      CRCL   11.42     23.72     25.69         1.84    10.65
Crazy Woman Creek Bancorp          WY      CRZY   21.28     18.08       NA          1.98    30.71
Coast Savings Financial            CA      CSA     7.34     20.12     15.35            0     5.15
CSB Financial Group, Inc.          IL      CSBF   22.92     25.35       NA             0    30.89
Center Banks Incorporated          NY      CTBK    5.78     12.05     10.47         1.78     7.03
CitFed Bancorp, Inc.               OH      CTZN    8.07      11.1     12.71         0.85     6.59
Chester Valley Bancorp Inc.        PA      CVAL   10.64     11.28     12.01         2.38     9.15
CitiSave Financial Corp            LA      CZF    17.58     15.08       NA          2.16    16.73
Damen Financial Corp.              IL      DFIN   18.97     17.58       NA          2.13    24.18
Dime Financial Corp.               CT      DIBK   11.38      6.41      7.25         2.08      8.2
Dime Community Bancorp, Inc.       NY      DIME   13.39       NA        NA             0    15.53
Dime Bancorp, Inc.                 NY      DME     7.07     12.04     18.06            0     5.08


                                                   Tangible     Qtr         Qtr         LTM          LTM
                                                   Equity/      Return on   Return on   Return on    Return on
                                                   Tang Assets  Avg Assets  Avg Equity  Avg Assets   Avg Equity
Institution                        State   Ticker          (%)         (%)         (%)         (%)          (%)
- -----------                        -----   ------          ---         ---         ---         ---          ---
================================================================================================================
Maximum                                             35.07       3.11       54.91        2.30          38.10
Minimum                                              2.83      (3.28)     (80.66)      (1.74)        (30.56)
Average                                             11.98       0.90        8.53        0.88           8.48
Median                                               9.36       0.88        7.81        0.86           7.47
================================================================================================================

CB Bancorp, Inc.                   IN      CBCO      9.87       1.41       14.85        1.38          14.64
Community Bank Shares              IN      CBIN     11.38       0.87        7.12        0.91           7.91
Citizens First Financial Corp.     IL      CBK       6.79       0.57        8.39        0.43           6.49
Community Bankshares, Inc.         NH      CBNH      6.94       0.95       13.21        0.81          11.11
Coastal Bancorp, Inc.              TX      CBSA      2.83       0.43       12.81         0.4          11.69
Charter Financial, Inc.            IL      CBSB     20.97       1.35        7.02        1.11           7.88
CCF Holding Company                GA      CCFH     21.23       0.95        4.46        0.85           5.07
Central Co-Operative Bank          MA      CEBK      8.84      -0.22       -2.23        0.38           3.94
CENFED Financial Corp.             CA      CENF      4.98       0.58       11.54        0.55          11.33
Commercial Federal Corporation     NE      CFB       5.67       0.96       15.52        0.84          14.74
Coastal Financial Corp.            SC      CFCP       6.1        1.1       18.12        1.04          17.09
Center Financial Corporation       CT      CFCX      5.48       0.83        14.1        0.73          12.12
Community Financial Corp.          VA      CFFC     14.04       1.38        9.96        1.31           9.62
California Financial Holding       CA      CFHC      6.51       0.89       13.41        0.57           8.53
CFSB Bancorp, Inc.                 MI      CFSB      8.22       0.95       11.45        0.96           11.7
Community Federal Bancorp          MS      CFTP     32.99       1.68        5.08        1.29           6.12
CFX Corporation                    NH      CFX       8.19       1.04       11.31           1          10.23
Community Investors Bancorp        OH      CIBI     13.84       0.93         6.5        1.01           6.98
Central Jersey Financial           NJ      CJFC     11.16       1.13        9.53        1.13          10.41
CKF Bancorp, Inc.                  KY      CKFB     27.29       1.16        4.15        1.24           4.39
Classic Bancshares, Inc.           KY      CLAS     29.51       0.62        2.11        0.46           2.18
Cameron Financial Corp             MO      CMRN     26.54       1.33        4.77         1.6           5.72
Commonwealth Bancorp, Inc.         PA      CMSB      7.37       0.69        7.71        0.78           8.41
Community Savings, MHC             FL      CMSV     11.82       0.83        6.77        0.84           6.62
CENIT Bancorp, Inc.                VA      CNIT      7.03       0.75       10.39        0.48           6.67
CNS Bancorp, Inc.                  MO      CNSB     10.75        NA          NA         0.22           2.14
Covenant Bank for Savings          NJ      CNSK      6.93       0.75       10.69        0.76           9.79
Collective Bancorp, Inc.           NJ      COFD      6.64       1.14       16.22        1.07          15.71
Charter One Financial              OH      COFI      6.22       1.22        17.8        0.42           6.39
Cooperative Bankshares, Inc.       NC      COOP      8.31       0.38        4.03        0.29           3.14
Circle Financial Corp.             OH      CRCL      9.37       0.51        4.67        0.49           4.32
Crazy Woman Creek Bancorp          WY      CRZY     30.71       1.08        3.49         NA             NA
Coast Savings Financial            CA      CSA       5.07       0.37         7.3        0.49            9.9
CSB Financial Group, Inc.          IL      CSBF     30.89       0.78        2.51        0.84           4.03
Center Banks Incorporated          NY      CTBK      7.03       0.48        6.83        0.57           8.15
CitFed Bancorp, Inc.               OH      CTZN      5.79       0.78       11.58        0.71           10.2
Chester Valley Bancorp Inc.        PA      CVAL      9.15       0.94       10.25        0.91          10.03
CitiSave Financial Corp            LA      CZF      16.72       1.05         5.7        1.21           6.68
Damen Financial Corp.              IL      DFIN     24.18          1        4.15         NA             NA
Dime Financial Corp.               CT      DIBK      7.86       1.79       22.47        1.64          21.02
Dime Community Bancorp, Inc.       NY      DIME     13.76        0.5        3.23        0.62           4.32
Dime Bancorp, Inc.                 NY      DME       5.03       0.59       11.72        0.38           7.94

                          EXHIBIT IV-1
                       ALL PUBLIC THRIFTS
                      SELECTED MARKET DATA
                      AS OF AUGUST 8, 1996

                                                           Total     Current    Current
                                                           Assets    Stock      Market
                                                   (Most Rec QTR)    Price      Value  Book Value Tg Bk Value
Institution                        State   Ticker          ($000)     ($)        ($M)      (%)         (%)
- -------------------------------------------------------------------------------------------------------------
Maximum                                                 49,506,630   60.88  3,383.29     249.50      260.82
Minimum                                                     27,596    1.47      2.10      25.91       55.83
Average                                                  1,322,401   17.32    128.03     108.53      112.78
Median                                                     338,985   15.75     37.76     101.11      103.83
- -------------------------------------------------------------------------------------------------------------

D & N Financial Corp.              MI      DNFC             1364024  12.875      97.4        125      126.72
DS Bancor, Inc.                    CT      DSBC             1257432   36.75    111.41     132.24      136.46
Downey Financial Corp.             CA      DSL              4712294  23.125     392.5     100.15      101.87
Eastern Bancorp                    NH      EBCP              840534  17.938      65.5     100.95       106.9
Eagle Bancshares                   GA      EBSI              611512   15.75      71.7      125.4       125.4
Enterprise Federal Bancorp         OH      EFBI              203431   12.75     26.38      84.49       84.66
Eagle Financial Corp.              CT      EGFC             1402417  24.875    112.35     109.77       150.3
Eagle BancGroup, Inc.              IL      EGLB              150974  11.688     15.23        NA          NA
Equitable Federal Savings Bank     MD      EQSB              267776      25        15     105.75      105.75
Elmira Savings Bank (The)          NY      ESBK              223165    16.5     11.65      83.84       87.77
Essex Bancorp, Inc.                VA      ESX               315568       2       2.1      25.91         NM
East Texas Financial Services      TX      ETFS              114961      15     17.01      79.32       79.32
First Bell Bancorp, Inc.           PA      FBBC              570649  13.875    107.64      97.44       97.44
Fidelity Bancorp, Inc.             IL      FBCI              456896      16     46.89      94.17       94.51
1ST Bancorp                        IN      FBCV              263483      29     19.33      88.96       88.96
1st Bergen Bancorp                 NJ      FBER              252173   9.875     31.34      72.24       72.24
Fort Bend Holding Corp.            TX      FBHC              254739      17     13.93      77.34       77.34
First Bancshares, Inc.             MO      FBSI              140471      16      20.3      87.62       87.82
Falmouth Co-Operative Bank         MA      FCB                88498  10.875     15.82      72.74       72.74
FCB Financial Corp.                WI      FCBF              255660   17.75     43.66      94.52       94.52
First Citizens Financial Corp.     MD      FCIT              624118  17.125     49.92     127.32      127.32
First Defiance Financial           OH      FDEF              520666  10.188    106.29      83.92       83.92
FirstFed Financial Corp.           CA      FED              4104854   17.75    186.53      98.83      100.51
First Essex Bancorp, Inc.          MA      FESX              842903  11.125     67.26      107.9       107.9
First Colorado Bancorp, Inc.       CO      FFBA             1501330      14    281.88     115.04      116.38
First Federal Bancshares of AR     AR      FFBH              466101    13.5     69.58        NA          NA
First Financial Bancorp, Inc.      IL      FFBI               88615    15.5      7.31      92.98       92.98
FFBS BanCorp, Inc.                 MS      FFBS              123553   19.75     31.06     120.21      120.21
First Federal Bancorp, Inc.        OH      FFBZ              177778    23.5     18.44     139.55      139.71
First Financial Holdings Inc.      SC      FFCH             1523224   20.25    129.14      132.7       132.7
FFD Financial Corp.                OH      FFDF               76159  10.375     15.09        NA          NA
FirstFed Bancshares                IL      FFDP              635096    16.5     56.09     102.36      107.21
First Fed Bncshrs Eau Claire       WI      FFEC              706672      15    102.83     105.49      109.81
Fidelity Federal Bancorp           IN      FFED              280138   10.75     26.82      188.6       188.6
First Federal of East Hartford     CT      FFES              947807  17.625     45.77       80.3       80.52
FFVA Financial Corp.               VA      FFFC              522811      17     88.08     100.71      102.84
North Central Bancshares, Inc.     IA      FFFD              194283    11.5     46.13      82.73       82.73
F.F.O. Financial Group, Inc.       FL      FFFG              305683   2.625     22.13     120.41      120.41
Fidelity FSB of Florida, MHC       FL      FFFL              791897   12.25     82.32     100.57      101.83
First Financial Corp.              WI      FFHC             5579294      23    687.82     168.62      176.79
FSF Financial Corp.                MN      FFHH              331395    11.5     39.99      73.81       73.81





                                                  ------------------------------
                                                  Current  Price in  Relation To   Current
                                                  ------------------------------   Dividend  Equity/
                                                  Assets     QTR EPS LTM EPS       Yield     Assets
Institution                        State   Ticker   (%)          (x)     (x)         (%)      (%)
- ------------------------------------------------------------------------------------------------------
Maximum                                           39.61    218.75    153.75         7.44    35.07
Minimum                                            0.67      2.04      3.36         0.00     3.40
Average                                           12.45     16.38     16.16         1.98    12.21
Median                                            10.52     12.24     11.57         2.08     9.81
- ------------------------------------------------------------------------------------------------------

D & N Financial Corp.              MI      DNFC    7.14      7.85      7.36            0     5.79
DS Bancor, Inc.                    CT      DSBC    8.86     12.09     13.03         0.65      6.7
Downey Financial Corp.             CA      DSL     8.33      12.3     12.11         2.08     8.32
Eastern Bancorp                    NH      EBCP    7.79     13.19     11.35         3.12     7.72
Eagle Bancshares                   GA      EBSI   11.72     11.93     10.29         3.81     9.35
Enterprise Federal Bancorp         OH      EFBI   13.07     13.28     12.75            0    15.47
Eagle Financial Corp.              CT      EGFC    8.01     10.03      6.93          3.7      7.3
Eagle BancGroup, Inc.              IL      EGLB     NA        NA        NA             0     7.63
Equitable Federal Savings Bank     MD      EQSB     5.6      7.35      7.96            0      5.3
Elmira Savings Bank (The)          NY      ESBK    5.22      37.5     33.67         3.88     6.23
Essex Bancorp, Inc.                VA      ESX     0.67      12.5       NM             0     7.32
East Texas Financial Services      TX      ETFS   15.57     19.74      16.3         1.33    19.63
First Bell Bancorp, Inc.           PA      FBBC   19.86     11.19     12.61         1.44    20.37
Fidelity Bancorp, Inc.             IL      FBCI   10.26     14.29     16.33          1.5     10.9
1ST Bancorp                        IN      FBCV    7.34     13.94      3.36         1.38     8.25
1st Bergen Bancorp                 NJ      FBER   12.43       NA        NA             0    17.21
Fort Bend Holding Corp.            TX      FBHC    5.47     10.63      9.55         1.65     7.07
First Bancshares, Inc.             MO      FBSI   14.83     16.67     17.78         1.25    16.92
Falmouth Co-Operative Bank         MA      FCB    17.88     22.66       NA             0    24.57
FCB Financial Corp.                WI      FCBF   17.44     16.44     17.57         4.06    18.46
First Citizens Financial Corp.     MD      FCIT       8     12.59     12.88            0     6.28
First Defiance Financial           OH      FDEF   20.41     15.92       NA          2.75    24.32
FirstFed Financial Corp.           CA      FED     4.54     13.87     19.51            0      4.6
First Essex Bancorp, Inc.          MA      FESX    7.98      7.95      8.43         4.32      7.4
First Colorado Bancorp, Inc.       CO      FFBA   18.77     13.46       NA          2.29    16.32
First Federal Bancshares of AR     AR      FFBH     NA        NA        NA             0     7.78
First Financial Bancorp, Inc.      IL      FFBI    8.25    129.17     13.72            0     8.88
FFBS BanCorp, Inc.                 MS      FFBS   25.14     17.63     18.46         2.53    19.56
First Federal Bancorp, Inc.        OH      FFBZ   10.37      8.64     10.13         1.87     7.89
First Financial Holdings Inc.      SC      FFCH    8.48     10.77     11.57         3.16     6.39
FFD Financial Corp.                OH      FFDF     NA        NA        NA          1.93     10.9
FirstFed Bancshares                IL      FFDP    8.83     51.56     17.74         2.42     8.63
First Fed Bncshrs Eau Claire       WI      FFEC   14.55     15.63     17.44         1.87    13.79
Fidelity Federal Bancorp           IN      FFED    9.57     13.44      8.53         7.44     5.08
First Federal of East Hartford     CT      FFES    4.83      8.01      9.28          3.4     6.01
FFVA Financial Corp.               VA      FFFC   16.85     13.28     14.05         2.35    15.58
North Central Bancshares, Inc.     IA      FFFD   23.74     11.06       NA          2.17    28.69
F.F.O. Financial Group, Inc.       FL      FFFG    7.24     65.63      17.5            0     6.02
Fidelity FSB of Florida, MHC       FL      FFFL    10.4     13.92     16.78          4.9    10.24
First Financial Corp.              WI      FFHC   12.33      9.91      9.79         2.61     7.31
FSF Financial Corp.                MN      FFHH   12.07     13.69     20.18         4.35    14.37


                                                   Tangible     Qtr         Qtr         LTM          LTM
                                                   Equity/      Return on   Return on   Return on    Return on
                                                   Tang Assets  Avg Assets  Avg Equity  Avg Assets   Avg Equity
Institution                        State   Ticker     (%)         (%)          (%)          (%)           (%)
- ----------------------------------------------------------------------------------------------------------------
Maximum                                             35.07       3.11       54.91        2.30          38.10
Minimum                                              2.83      (3.28)     (80.66)      (1.74)        (30.56)
Average                                             11.98       0.90        8.53        0.88           8.48
Median                                               9.36       0.88        7.81        0.86           7.47
- ----------------------------------------------------------------------------------------------------------------

D & N Financial Corp.              MI      DNFC      5.71       1.01       17.23        1.08          19.53
DS Bancor, Inc.                    CT      DSBC      6.51       0.78       11.56        0.72          10.98
Downey Financial Corp.             CA      DSL       8.19       0.68         8.1        0.69           8.44
Eastern Bancorp                    NH      EBCP      7.32       0.63        8.14        0.72            9.6
Eagle Bancshares                   GA      EBSI      9.35       0.86       10.69        0.98          13.09
Enterprise Federal Bancorp         OH      EFBI     15.44       0.91        5.88        1.03           5.52
Eagle Financial Corp.              CT      EGFC      5.44       0.83       11.37        1.27          17.56
Eagle BancGroup, Inc.              IL      EGLB      7.63        NA          NA        -0.05          -0.68
Equitable Federal Savings Bank     MD      EQSB       5.3       0.81       15.35        0.78          14.98
Elmira Savings Bank (The)          NY      ESBK      5.97       0.14        2.21        0.15            2.4
Essex Bancorp, Inc.                VA      ESX        4.8       0.71       10.57        0.32           6.11
East Texas Financial Services      TX      ETFS     19.63       0.74        3.81        0.89           4.58
First Bell Bancorp, Inc.           PA      FBBC     20.37       1.64        7.93        1.62           7.34
Fidelity Bancorp, Inc.             IL      FBCI     10.87       0.76        6.42        0.74           5.88
1ST Bancorp                        IN      FBCV      8.25       0.52        6.42        2.05          29.45
1st Bergen Bancorp                 NJ      FBER     17.21       0.77        4.59         NA             NA
Fort Bend Holding Corp.            TX      FBHC      7.07       0.65        9.12         0.7           9.62
First Bancshares, Inc.             MO      FBSI      16.9       0.82        4.79        0.79           4.42
Falmouth Co-Operative Bank         MA      FCB      24.57       0.79        3.21         NA             NA
FCB Financial Corp.                WI      FCBF     18.46       1.06        5.58        1.03           5.37
First Citizens Financial Corp.     MD      FCIT      6.28        0.7       11.04        0.71          11.36
First Defiance Financial           OH      FDEF     24.32       1.28        5.16        1.21           3.29
FirstFed Financial Corp.           CA      FED       4.53       0.33        7.08        0.23           4.98
First Essex Bancorp, Inc.          MA      FESX       7.4       1.03       13.63        0.99          13.34
First Colorado Bancorp, Inc.       CO      FFBA     16.16       1.32        8.09        1.09           8.16
First Federal Bancshares of AR     AR      FFBH      7.78       0.82       10.54         NA             NA
First Financial Bancorp, Inc.      IL      FFBI      8.88       0.06        0.61         0.7           6.53
FFBS BanCorp, Inc.                 MS      FFBS     19.56       1.43        7.13        1.32            4.5
First Federal Bancorp, Inc.        OH      FFBZ      7.88       1.32       16.84        1.14          15.12
First Financial Holdings Inc.      SC      FFCH      6.39       0.81       12.53        0.78          11.81
FFD Financial Corp.                OH      FFDF      10.9       0.88        7.34        0.87           6.92
FirstFed Bancshares                IL      FFDP      8.27       0.18        2.04        0.58           6.32
First Fed Bncshrs Eau Claire       WI      FFEC     13.32       0.89        6.38        0.87            5.7
Fidelity Federal Bancorp           IN      FFED      5.08       0.83       15.62        1.29          25.83
First Federal of East Hartford     CT      FFES         6       0.63       10.37        0.57           8.65
FFVA Financial Corp.               VA      FFFC     15.31       1.32        8.13        1.24           7.51
North Central Bancshares, Inc.     IA      FFFD     28.69       2.09        7.27        1.64           8.13
F.F.O. Financial Group, Inc.       FL      FFFG      6.02       0.07        1.21        0.45           6.83
Fidelity FSB of Florida, MHC       FL      FFFL     10.13       0.76        7.34        0.65           6.23
First Financial Corp.              WI      FFHC         7       1.29       17.41        1.31          18.55
FSF Financial Corp.                MN      FFHH     14.37       0.82        5.49        0.64           3.79

                          EXHIBIT IV-1
                       ALL PUBLIC THRIFTS
                      SELECTED MARKET DATA
                      AS OF AUGUST 8, 1996

                                                           Total     Current    Current
                                                           Assets    Stock      Market
                                                   (Most Rec QTR)    Price      Value  Book Value Tg Bk Value
Institution                        State   Ticker          ($000)     ($)        ($M)      (%)         (%)
- -------------------------------------------------------------------------------------------------------------
Maximum                                                 49,506,630   60.88  3,383.29     249.50      260.82
Minimum                                                     27,596    1.47      2.10      25.91       55.83
Average                                                  1,322,401   17.32    128.03     108.53      112.78
Median                                                     338,985   15.75     37.76     101.11      103.83
- -------------------------------------------------------------------------------------------------------------

First Franklin Corporation         OH      FFHS             216508    14.5      16.9      83.29       84.16
Flushing Financial Corp            NY      FFIC             766632  18.125    156.33     113.35      113.35
First Federal Financial Corp.      KY      FFKY             352671    21.5     90.48     181.13      193.87
FFLC Bancorp, Inc.                 FL      FFLC             332087  18.375     48.12      85.31       85.31
First Family Financial Corp.       FL      FFML             159049    21.5     11.72     131.26      131.26
Fidelity Financial of Ohio         OH      FFOH             251188      10     40.74      79.74       79.74
First Palm Beach Bancorp, Inc.     FL      FFPB            1438024  21.375    110.75      97.47       99.98
Florida First Bancorp, Inc.        FL      FFPC             302689  11.125     37.65     176.31      176.31
Fidelity Financial Bankshares      VA      FFRV             325814      13     29.79     106.38      106.47
First Independence Corp.           KS      FFSL             105771    18.5     10.79       82.7        82.7
FirstFederal Financial Svcs        OH      FFSW            1044608      30    107.51     198.81       245.1
First Fed SB of Siouxland, MHC     IA      FFSX             443632      25     42.68     115.79      116.93
FFW Corp.                          IN      FFWC             148892    19.5     14.41      89.61       89.61
Wood Bancorp, Inc.                 OH      FFWD             139718  13.094     20.19      99.65       99.65
First Financial-W. Maryland        MD      FFWM             326489    22.5     48.98     120.32      120.32
FFY Financial Corp.                OH      FFYF             573162      24    121.95     118.52      118.52
First Georgia Holding, Inc.        GA      FGHC             144022    6.25     12.65     105.57       118.6
Financial Bancorp, Inc.            NY      FIBC             262497   14.75     26.49     101.03          NA
First Indiana Corporation          IN      FISB            1473094  23.125    191.81     141.01      142.92
First Keystone Financial           PA      FKFS             278204   16.75     21.65      93.94       93.94
Frankfort First Bancorp, Inc.      KY      FKKY             138616   11.25     38.81      81.11       81.11
FLAG Financial Corp.               GA      FLAG             225960      12      24.1     111.63      111.63
First Liberty Financial Corp.      GA      FLFC             981694      21     84.05      124.7      148.51
First Lancaster Bancshares         KY      FLKY              33812  14.125     13.54         NA          NA
First Mutual Bancorp, Inc.         IL      FMBD             301690   12.75     52.61      75.76       75.76
FMS Financial Corporation          NJ      FMCO             517943  15.875     39.17     114.13      116.99
Farmers & Mechanics Bank           CT      FMCT             536955   30.75     51.09     171.31      171.31
Family Bancorp                     MA      FMLY             925239   25.75    108.54     155.12      168.74
First Mutual Savings Bank          WA      FMSB             370986      14     34.25     139.03      139.03
First Northern Capital Corp.       WI      FNGB             580128  15.375     67.57       95.5        95.5
Financial Security Corp.           IL      FNSC             258452      26     40.32     101.21      101.21
Fed One Bancorp                    WV      FOBC             343028      14     35.81      83.68       88.22
First Republic Bancorp             CA      FRC             2064209      13     95.59      83.55       83.66
First Savings Bank, FSB            NM      FSBC             115492   5.625      3.91      71.56       71.56
Fidelity Bancorp, Inc.             PA      FSBI             317315   16.25     22.25     103.31      103.83
First Ashland Financial Corp       KY      FSBS              86860  17.875     26.15     110.68      110.68
First Southeast Financial Corp     SC      FSFC             326573   9.438     41.42     123.05      123.05
First State Financial Services     NJ      FSFI             628684  13.375     53.83     125.12      132.03
First Savings Bank, MHC            NJ      FSLA             959356   15.75    102.56     112.66      129.84
First Savings Bk of NJ, MHC        NJ      FSNJ             651945  14.063     43.07      86.97       86.97
First Home Bancorp, Inc.           NJ      FSPG             479314   17.75     36.03     116.85      119.77
First FS&LA of San Bernardino      CA      FSSB             103288      10      3.28      56.34          59





                                                  ------------------------------
                                                  Current  Price in  Relation To   Current
                                                  ------------------------------   Dividend  Equity/
                                                  Assets     QTR EPS LTM EPS       Yield     Assets
Institution                        State   Ticker   (%)          (x)     (x)         (%)      (%)
- ------------------------------------------------------------------------------------------------------
Maximum                                           39.61    218.75    153.75         7.44    35.07
Minimum                                            0.67      2.04      3.36         0.00     3.40
Average                                           12.45     16.38     16.16         1.98    12.21
Median                                            10.52     12.24     11.57         2.08     9.81
- ------------------------------------------------------------------------------------------------------

First Franklin Corporation         OH      FFHS     7.8     13.43     13.55         2.21     9.37
Flushing Financial Corp            NY      FFIC   20.39     22.66        NA            0    17.99
First Federal Financial Corp.      KY      FFKY   25.66     17.92     16.54         2.23    14.16
FFLC Bancorp, Inc.                 FL      FFLC   14.49     14.82     15.71         2.18    16.98
First Family Financial Corp.       FL      FFML    7.37      8.27      8.37         0.74     5.61
Fidelity Financial of Ohio         OH      FFOH   16.22     15.63        NA            2    20.34
First Palm Beach Bancorp, Inc.     FL      FFPB     7.7     10.08     11.19         1.87      7.9
Florida First Bancorp, Inc.        FL      FFPC   12.44     13.91     13.73         2.16     7.05
Fidelity Financial Bankshares      VA      FFRV    9.14      8.55      9.49         1.54      8.6
First Independence Corp.           KS      FFSL    10.2     11.01     10.05         2.16    12.34
FirstFederal Financial Svcs        OH      FFSW   10.29      12.5     15.31          1.6     7.93
First Fed SB of Siouxland, MHC     IA      FFSX    9.62     12.76     13.97         2.88     8.31
FFW Corp.                          IN      FFWC    9.68       9.2     11.47         3.08     10.8
Wood Bancorp, Inc.                 OH      FFWD   14.54     12.59     12.47         1.83     14.6
First Financial-W. Maryland        MD      FFWM   15.08      12.5     34.62         2.13    12.53
FFY Financial Corp.                OH      FFYF   21.75     18.75     17.78          2.5    18.35
First Georgia Holding, Inc.        GA      FGHC    8.78      9.77     10.78            0      8.3
Financial Bancorp, Inc.            NY      FIBC   10.09     12.72     17.15         2.03     9.99
First Indiana Corporation          IN      FISB   13.02     10.32     11.34         2.42     9.24
First Keystone Financial           PA      FKFS    7.78     10.47      15.8            0     8.28
Frankfort First Bancorp, Inc.      KY      FKKY      28     21.63        NA          3.2    34.51
FLAG Financial Corp.               GA      FLAG   10.67     10.71     12.24         2.83     9.56
First Liberty Financial Corp.      GA      FLFC    8.52      9.37      9.91         2.48      7.6
First Lancaster Bancshares         KY      FLKY      NA        NA        NA            0    13.73
First Mutual Bancorp, Inc.         IL      FMBD   17.44     22.77        NA          2.2    23.02
FMS Financial Corporation          NJ      FMCO    7.56      9.02      9.74         1.26     6.63
Farmers & Mechanics Bank           CT      FMCT    9.51      12.4    153.75            0     5.55
Family Bancorp                     MA      FMLY   11.73     16.09      13.7         1.86     7.56
First Mutual Savings Bank          WA      FMSB    9.23      9.46      9.86         1.43     6.64
First Northern Capital Corp.       WI      FNGB   11.65     14.78     16.18          3.9     12.2
Financial Security Corp.           IL      FNSC    15.6     24.07     19.55            0    15.42
Fed One Bancorp                    WV      FOBC   10.44     10.94     11.29         3.86    12.01
First Republic Bancorp             CA      FRC     4.63      9.85     12.87            0     5.55
First Savings Bank, FSB            NM      FSBC    3.39     46.88        NA            0     4.74
Fidelity Bancorp, Inc.             PA      FSBI    7.01      9.23     11.95         1.97     6.79
First Ashland Financial Corp       KY      FSBS   30.11     26.29        NA            0    27.21
First Southeast Financial Corp     SC      FSFC   12.68       NM      31.46          1.7    10.31
First State Financial Services     NJ      FSFI    8.56      41.8     13.93         1.65     6.84
First Savings Bank, MHC            NJ      FSLA   10.69     11.93     13.02         2.54     9.49
First Savings Bk of NJ, MHC        NJ      FSNJ    6.61     13.02     66.97         3.56      7.6
First Home Bancorp, Inc.           NJ      FSPG    7.52      8.22      8.26          2.7     6.43
First FS&LA of San Bernardino      CA      FSSB    3.18       NM        NM             0     5.64


                                                   Tangible     Qtr         Qtr         LTM          LTM
                                                   Equity/      Return on   Return on   Return on    Return on
                                                   Tang Assets  Avg Assets  Avg Equity  Avg Assets   Avg Equity
Institution                        State   Ticker     (%)         (%)          (%)          (%)           (%)
- ----------------------------------------------------------------------------------------------------------------
Maximum                                             35.07       3.11       54.91        2.30          38.10
Minimum                                              2.83      (3.28)     (80.66)      (1.74)        (30.56)
Average                                             11.98       0.90        8.53        0.88           8.48
Median                                               9.36       0.88        7.81        0.86           7.47
- ----------------------------------------------------------------------------------------------------------------

First Franklin Corporation         OH      FFHS      9.28       0.61        6.46        0.62           6.56
Flushing Financial Corp            NY      FFIC     17.99       0.88        4.78        0.94           6.33
First Federal Financial Corp.      KY      FFKY     13.36       1.46       10.32         1.6          11.28
FFLC Bancorp, Inc.                 FL      FFLC     16.98       0.96        5.65        0.94           5.51
First Family Financial Corp.       FL      FFML      5.61       0.91        16.2         0.9          17.04
Fidelity Financial of Ohio         OH      FFOH     20.34       1.01        4.94        0.87            5.6
First Palm Beach Bancorp, Inc.     FL      FFPB      7.72       0.75        9.51        0.74           8.92
Florida First Bancorp, Inc.        FL      FFPC      7.05       0.88       12.49         0.9          13.27
Fidelity Financial Bankshares      VA      FFRV      8.59       1.06       12.35           1          12.03
First Independence Corp.           KS      FFSL     12.34       0.93         7.5         1.1           8.51
FirstFederal Financial Svcs        OH      FFSW      6.93       1.33        16.8        1.12          13.85
First Fed SB of Siouxland, MHC     IA      FFSX      8.23       0.76        8.99         0.7           8.44
FFW Corp.                          IN      FFWC      10.8       1.07        9.65         0.9           8.07
Wood Bancorp, Inc.                 OH      FFWD      14.6       1.15        7.95        1.17           8.14
First Financial-W. Maryland        MD      FFWM     12.53       1.19        9.78        0.43           3.56
FFY Financial Corp.                OH      FFYF     18.35        1.1        6.03        1.21            6.5
First Georgia Holding, Inc.        GA      FGHC      7.46       0.91       11.04        0.88          10.61
Financial Bancorp, Inc.            NY      FIBC       NA        0.79        7.61        0.66           5.76
First Indiana Corporation          IN      FISB      9.12       1.33       14.47        1.19          13.57
First Keystone Financial           PA      FKFS      8.28       0.71        8.22        0.48           5.49
Frankfort First Bancorp, Inc.      KY      FKKY     34.51       1.16        3.35        1.06           3.82
FLAG Financial Corp.               GA      FLAG      9.56       1.04        11.1        0.92           9.91
First Liberty Financial Corp.      GA      FLFC      6.58       1.05       13.35        1.03          13.14
First Lancaster Bancshares         KY      FLKY     13.73         NA          NA         1.5          11.24
First Mutual Bancorp, Inc.         IL      FMBD     23.02       0.77         3.2        0.98            3.8
FMS Financial Corporation          NJ      FMCO      6.48       0.87       13.16        0.83          12.68
Farmers & Mechanics Bank           CT      FMCT      5.55       0.78       13.48        0.07           1.12
Family Bancorp                     MA      FMLY      6.99       0.74        9.81         0.9          11.79
First Mutual Savings Bank          WA      FMSB      6.64       1.02       15.45        1.03          15.31
First Northern Capital Corp.       WI      FNGB      12.2       0.82        6.62        0.78           6.12
Financial Security Corp.           IL      FNSC     15.42       0.64        4.33        0.77           5.46
Fed One Bancorp                    WV      FOBC     11.46       0.96        7.99           1           7.93
First Republic Bancorp             CA      FRC       5.54        0.6       10.61        0.46           7.94
First Savings Bank, FSB            NM      FSBC      4.74       0.08        1.66        0.31           6.81
Fidelity Bancorp, Inc.             PA      FSBI      6.76       0.79       11.35        0.65           8.66
First Ashland Financial Corp       KY      FSBS     27.21       1.02         3.8        0.96           3.61
First Southeast Financial Corp     SC      FSFC     10.31      -1.35       -7.42        0.31           1.61
First State Financial Services     NJ      FSFI      6.51        0.2        2.86        0.63           9.27
First Savings Bank, MHC            NJ      FSLA      8.34       0.92        9.66        0.87           9.48
First Savings Bk of NJ, MHC        NJ      FSNJ       7.6        0.5        6.42        0.11            1.2
First Home Bancorp, Inc.           NJ      FSPG      6.28       0.93        14.4        0.97          14.89
First FS&LA of San Bernardino      CA      FSSB       5.4      -0.42       -7.33       -0.17           -2.9

                          EXHIBIT IV-1
                       ALL PUBLIC THRIFTS
                      SELECTED MARKET DATA
                      AS OF AUGUST 8, 1996

                                                           Total     Current    Current
                                                           Assets    Stock      Market
                                                   (Most Rec QTR)    Price      Value  Book Value Tg Bk Value
Institution                        State   Ticker          ($000)    ($)        ($M)      (%)        (%)
- -------------------------------------------------------------------------------------------------------------
Maximum                                                 49,506,630   60.88  3,383.29     249.50      260.82
Minimum                                                     27,596    1.47      2.10      25.91       55.83
Average                                                  1,322,401   17.32    128.03     108.53      112.78
Median                                                     338,985   15.75     37.76     101.11      103.83
- -------------------------------------------------------------------------------------------------------------

Texarkana First Financial Corp     AR      FTF              163391    15.5     30.75      91.28       91.28
First Federal Capital Corp.        WI      FTFC            1382069    20.5    127.74     136.39      144.88
Fort Thomas Financial Corp.        KY      FTSB              87960   13.75     21.64     101.25      101.25
First SB of Washington Bancorp     WA      FWWB             743176  16.125     162.5     105.39      105.39
GA Financial, Inc.                 PA      GAF              562351    11.5    102.35       79.7        79.7
Glacier Bancorp, Inc.              MT      GBCI             408467      21     70.58     183.41      183.57
Greater Delaware Valley SB,MHC     PA      GDVS             235877     9.5     31.09     107.22      107.22
Golden West Financial              CA      GDW            35775375   57.75   3345.09     141.61      150.39
Glenway Financial Corp.            OH      GFCO             273890      20     22.91      86.51       88.61
Guaranty Federal SB, MHC           MO      GFED             185546   10.25     32.03     117.95      117.95
GFS Bancorp, Inc.                  IA      GFSB              83305    20.5     10.45     105.02      105.02
Glendale Co-Operative Bank         MA      GLBK              36677    16.5      4.08       70.3        70.3
Glendale Federal Bank, FSB         CA      GLN            14456564      18    841.13     120.24      129.68
GreenPoint Financial Corp.         NY      GPT            14150594      34   1697.42     101.04      180.85
Grove Bank                         MA      GROV             590405    29.5      45.5      121.1      121.25
Greater New York Savings Bank      NY      GRTR            2540811   11.25    150.62      103.4       103.4
Great Southern Bancorp, Inc.       MO      GSBC             658997    27.5    121.59     182.85      185.94
Green Street Financial Corp.       NC      GSFC             178965  12.875     55.34      88.18       88.18
Guaranty Financial Corp.           VA      GSLC             102967    7.25      6.66     104.62      104.62
Great Financial Corporation        KY      GTFN            2808092   26.75    379.41     138.03      143.43
Great American Bancorp             IL      GTPS             120540   13.25     24.51      73.78       73.78
GFSB Bancorp, Inc.                 NM      GUPB              70422      14     13.28      81.92       81.92
Gateway Bancorp, Inc.              KY      GWBC              71260      13     14.72      83.12       83.12
Great Western Financial            CA      GWF            43719958  24.625   3383.29     133.18      151.35
Hallmark Capital Corp.             WI      HALL             377157   15.25     21.55      81.46       81.46
Harbor Federal Savings Bk, MHC     FL      HARB            1014013   23.75    117.16     137.76      143.07
Harleysville Savings Bank          PA      HARL             298172   18.25     23.53     118.66      118.66
Harris Savings Bank, MHC           PA      HARS            1546469    15.5    173.85     114.39      135.73
Haven Bancorp, Inc.                NY      HAVN            1550275  26.875     116.1     123.45      124.19
Home Building Bancorp              IN      HBBI              43135   17.75      5.89      88.18       88.18
Home Bancorp                       IN      HBFW             315901      16     44.68      94.34       94.34
Highland Federal Bank FSB          CA      HBNK             441911   14.75     33.87      97.81       97.81
Haywood Bancshares, Inc.           NC      HBS              134274  18.625     24.01     125.17      130.79
HF Bancorp, Inc.                   CA      HEMT             826916   9.375     58.89      72.62         NA
Harrodsburg First Fin Bancorp      KY      HFFB             108710    16.5     36.01     106.52      106.52
HF Financial Corp.                 SD      HFFC             574027   15.25     46.98      90.45       90.72
Harrington Financial Group         IN      HFGI             418196   10.25     33.38     144.37      144.37
Home Federal Corp.                 MD      HFMD             219737   10.25     25.82     134.34      135.94
HFNC Financial Corp.               NC      HFNC             716277    16.5    283.68     116.12      116.12
Hardin Bancorp, Inc.               MO      HFSA              86949   11.25     10.83      76.27       76.27





                                                  ------------------------------
                                                  Current  Price in  Relation To   Current
                                                  ------------------------------   Dividend  Equity/
                                                  Assets     QTR EPS LTM EPS       Yield     Assets
Institution                        State   Ticker (%)            (x)     (x)         (%)     (%)
- ------------------------------------------------------------------------------------------------------
Maximum                                           39.61    218.75    153.75         7.44    35.07
Minimum                                            0.67      2.04      3.36         0.00     3.40
Average                                           12.45     16.38     16.16         1.98    12.21
Median                                            10.52     12.24     11.57         2.08     9.81
- ------------------------------------------------------------------------------------------------------

Texarkana First Financial Corp     AR      FTF    18.82      10.2        NA          2.9    20.61
First Federal Capital Corp.        WI      FTFC    9.34     11.39     11.08         3.12     6.85
Fort Thomas Financial Corp.        KY      FTSB    24.6     21.48        NA         1.82    24.29
First SB of Washington Bancorp     WA      FWWB   21.86     18.32        NA         1.24    20.74
GA Financial, Inc.                 PA      GAF     18.2     11.06        NA         1.74    22.84
Glacier Bancorp, Inc.              MT      GBCI   17.28     11.17     11.54         3.05     9.42
Greater Delaware Valley SB,MHC     PA      GDVS   13.18     26.39     27.14         3.79    12.29
Golden West Financial              CA      GDW     9.35     10.94     11.98         0.66      6.6
Glenway Financial Corp.            OH      GFCO    8.36     16.13     15.04         3.24     9.67
Guaranty Federal SB, MHC           MO      GFED   17.26      8.54        NA         6.24    14.64
GFS Bancorp, Inc.                  IA      GFSB   12.54      9.67     11.92         1.95    11.94
Glendale Co-Operative Bank         MA      GLBK   11.12     15.87      14.6            0    15.82
Glendale Federal Bank, FSB         CA      GLN     5.82     20.45     51.43            0     6.62
GreenPoint Financial Corp.         NY      GPT       12     10.24     13.65         2.35    10.36
Grove Bank                         MA      GROV    7.71      8.68      9.39         2.44     6.36
Greater New York Savings Bank      NY      GRTR    5.93     16.54     14.42            0      7.9
Great Southern Bancorp, Inc.       MO      GSBC    18.5      9.82     11.55         2.55    10.12
Green Street Financial Corp.       NC      GSFC   30.92        NA        NA         3.11    35.07
Guaranty Financial Corp.           VA      GSLC    6.47      8.63      8.84         1.38     6.19
Great Financial Corporation        KY      GTFN   13.51     14.54     16.11         1.79     9.79
Great American Bancorp             IL      GTPS   20.33     41.41        NA         3.02    27.55
GFSB Bancorp, Inc.                 NM      GUPB   18.86     19.44        NA         2.86    23.03
Gateway Bancorp, Inc.              KY      GWBC   20.66     21.67      19.7         3.08    24.86
Great Western Financial            CA      GWF     7.74     11.84     11.73         4.06     6.48
Hallmark Capital Corp.             WI      HALL    5.71      9.78     11.47            0     7.16
Harbor Federal Savings Bk, MHC     FL      HARB   11.55     10.42      10.8         5.05     8.39
Harleysville Savings Bank          PA      HARL    7.89      9.31     10.74         2.19     6.65
Harris Savings Bank, MHC           PA      HARS   11.24      15.5     20.39         3.74     9.82
Haven Bancorp, Inc.                NY      HAVN    7.49      9.74      11.2         2.23     6.07
Home Building Bancorp              IN      HBBI   13.65     16.44     30.08         1.69    13.94
Home Bancorp                       IN      HBFW   14.62     15.38     18.18         1.25     15.5
Highland Federal Bank FSB          CA      HBNK    7.66     14.18     23.05            0     7.84
Haywood Bancshares, Inc.           NC      HBS    17.88     16.06     17.57         2.79    14.28
HF Bancorp, Inc.                   CA      HEMT    7.12     33.48     28.41            0      9.8
Harrodsburg First Fin Bancorp      KY      HFFB   33.12     25.78        NA         2.42    28.66
HF Financial Corp.                 SD      HFFC    8.12      8.47     11.13         2.36     8.97
Harrington Financial Group         IN      HFGI    7.98     85.42     17.98            0     5.53
Home Federal Corp.                 MD      HFMD   11.75      12.2     16.53            0     8.75
HFNC Financial Corp.               NC      HFNC   39.61     25.78        NA            0    34.12
Hardin Bancorp, Inc.               MO      HFSA    13.1     14.06        NA         3.56    17.17


                                                   Tangible     Qtr         Qtr         LTM          LTM
                                                   Equity/      Return on   Return on   Return on    Return on
                                                   Tang Assets  Avg Assets  Avg Equity  Avg Assets   Avg Equity
Institution                        State   Ticker   (%)         (%)           (%)           (%)            (%)
- ----------------------------------------------------------------------------------------------------------------
Maximum                                             35.07       3.11       54.91        2.30          38.10
Minimum                                              2.83      (3.28)     (80.66)      (1.74)        (30.56)
Average                                             11.98       0.90        8.53        0.88           8.48
Median                                               9.36       0.88        7.81        0.86           7.47
- ----------------------------------------------------------------------------------------------------------------

Texarkana First Financial Corp     AR      FTF      20.61       1.73        8.41        1.77           10.8
First Federal Capital Corp.        WI      FTFC      6.48       0.89       12.58        0.92          13.46
Fort Thomas Financial Corp.        KY      FTSB     24.29       1.03         4.2        1.29           5.55
First SB of Washington Bancorp     WA      FWWB     20.74       1.32        5.74        1.11           6.62
GA Financial, Inc.                 PA      GAF      22.84        1.5        6.59        0.78            5.9
Glacier Bancorp, Inc.              MT      GBCI      9.41       1.57        16.5        1.59           16.4
Greater Delaware Valley SB,MHC     PA      GDVS     12.29       0.49        4.08        0.48           3.98
Golden West Financial              CA      GDW       6.24       0.87       13.03        0.81          12.46
Glenway Financial Corp.            OH      GFCO      9.46       0.53        5.53        0.56           5.82
Guaranty Federal SB, MHC           MO      GFED     14.64       2.02       14.02        1.02           7.11
GFS Bancorp, Inc.                  IA      GFSB     11.94       1.33       11.14        1.16           9.19
Glendale Co-Operative Bank         MA      GLBK     15.82       0.72        4.46        0.77           4.23
Glendale Federal Bank, FSB         CA      GLN       6.24       0.51        7.79        0.28           4.43
GreenPoint Financial Corp.         NY      GPT       6.07       1.05       10.01        0.89           7.42
Grove Bank                         MA      GROV      6.36       0.92       14.51        0.87          13.91
Greater New York Savings Bank      NY      GRTR       7.9       0.66        8.53        0.73           9.63
Great Southern Bancorp, Inc.       MO      GSBC      9.97       1.98       19.63        1.74          17.18
Green Street Financial Corp.       NC      GSFC     35.07       1.78        7.37          NA             NA
Guaranty Financial Corp.           VA      GSLC      6.19       0.79       12.35        0.68          10.91
Great Financial Corporation        KY      GTFN      9.45       1.01        9.55           1           8.68
Great American Bancorp             IL      GTPS     27.55       0.58        2.03        0.68           2.46
GFSB Bancorp, Inc.                 NM      GUPB     23.03       0.93        3.95        1.25           4.87
Gateway Bancorp, Inc.              KY      GWBC     24.86       0.94        3.76        1.05           4.05
Great Western Financial            CA      GWF       5.83       0.73       11.28        0.72           11.6
Hallmark Capital Corp.             WI      HALL      7.16       0.62        8.31         0.6           7.17
Harbor Federal Savings Bk, MHC     FL      HARB       8.1       1.16       13.43        1.18          13.57
Harleysville Savings Bank          PA      HARL      6.65       0.91       13.35        0.81          11.83
Harris Savings Bank, MHC           PA      HARS      8.41       0.74        7.21        0.66           5.64
Haven Bancorp, Inc.                NY      HAVN      6.03        0.8        12.8        0.74          11.42
Home Building Bancorp              IN      HBBI     13.94       0.77        5.46        0.41           2.86
Home Bancorp                       IN      HBFW      15.5        0.9        5.64        0.84           4.99
Highland Federal Bank FSB          CA      HBNK      7.84       0.54           7        0.22           3.92
Haywood Bancshares, Inc.           NC      HBS      13.76       1.11        7.79        1.01           6.66
HF Bancorp, Inc.                   CA      HEMT        NA        0.2        1.86        0.26           2.31
Harrodsburg First Fin Bancorp      KY      HFFB     28.66       1.15        4.02          NA             NA
HF Financial Corp.                 SD      HFFC      8.95       1.02       11.15        0.78           8.68
Harrington Financial Group         IN      HFGI      5.53       0.08        1.73        0.37           9.49
Home Federal Corp.                 MD      HFMD      8.65       0.98       11.33        0.73           8.36
HFNC Financial Corp.               NC      HFNC     34.12       1.26        4.23          NA             NA
Hardin Bancorp, Inc.               MO      HFSA     17.17       0.92        5.06        0.76           4.25

                          EXHIBIT IV-1
                       ALL PUBLIC THRIFTS
                      SELECTED MARKET DATA
                      AS OF AUGUST 8, 1996



                                                                                         ------------------------------
                                                                                         Current  Price in  Relation To
                                                           Total     Current    Current  ------------------------------
                                                           Assets    Stock      Market   Book        Tg Bk
                                                   (Most Rec QTR)    Price      Value    Value       Value
Institution                        State   Ticker          ($000)     ($)        ($M)      (%)         (%)
- -------------------------------------------------------------------------------------------------------------
Maximum                                                 49,506,630   60.88  3,383.29     249.50      260.82
Minimum                                                     27,596    1.47      2.10      25.91       55.83
Average                                                  1,322,401   17.32    128.03     108.53      112.78
Median                                                     338,985   15.75     37.76     101.11      103.83
- -------------------------------------------------------------------------------------------------------------

Harvest Home Financial Corp.       OH      HHFC              73005      12     10.74       83.1        83.1
Hingham Instit. for Savings        MA      HIFS             186724  14.625     18.98     104.09      104.09
HomeCorp, Inc.                     IL      HMCI             338985      18     20.31      96.15       96.15
HMN Financial, Inc.                MN      HMNF             542012   15.25     68.73      86.94       86.94
Hinsdale Financial Corp.           IL      HNFC             662482  23.875     64.23     115.79      119.32
Home Financial Corp.               FL      HOFL            1215712  13.875    342.94     107.89      107.89
Home Federal Bancorp               IN      HOMF             630015   26.25     58.44     113.44      117.77
Home Port Bancorp, Inc.            MA      HPBC             180451      14     25.79     134.23      134.23
Harbor Federal Bancorp, Inc.       MD      HRBF             201030  12.625     22.15       79.7        79.7
Horizon Financial Corp.            WA      HRZB             493499      13     85.73     107.26      107.26
Hibernia Savings Bank, (The)       MA      HSBK             372978   14.75     24.52      98.93       98.93
Hawthorne Financial Corp.          CA      HTHR             761162    8.75     22.74      65.84       66.14
Haverfield Corporation             OH      HVFD             334226   19.25      36.7     129.19      129.46
Home Financial Bancorp             IN      HWEN              39426      12      6.07        NA          NA
Horizon Financial Svcs Corp.       IA      HZFS              73464      14      6.27      74.75       74.75
IBS Financial Corp.                NJ      IBSF             748745      14    154.03     103.32      103.32
Independence Federal Savings       DC      IFSB             263735    7.25      9.27      54.88       63.76
Indiana Federal Corporation        IN      IFSL             717720  18.875     89.42     126.85      136.58
Industrial Bancorp                 OH      INBI             313563  10.125     56.24      92.47       92.47
Indiana Community Bank, SB         IN      INCB              94476   13.75     12.68      89.58       89.58
Ipswich Savings Bank               MA      IPSW             150962   9.875     11.64     133.81      133.81
Iroquois Bancorp                   NY      IROQ             470710      15     35.35     123.56      137.99
ISB Financial Corporation          LA      ISBF             623720      15    105.77      91.63       91.69
Imperial Thrift and Loan           CA      ITLA             655435    13.5    105.58     137.06      137.06
InterWest Bancorp, Inc.            WA      IWBK            1413926      25    161.26     167.34      172.06
Jefferson Bancorp, Inc.            LA      JEBC             265594    22.5      49.4     137.03      137.03
Joachim Bancorp, Inc.              MO      JOAC              36779   13.25     10.08      93.71       93.71
Jefferson Savings Bancorp          MO      JSBA            1114294   23.75     99.31        110      133.43
JSB Financial, Inc.                NY      JSBF            1548328  33.063    341.65     101.11      101.11
Jacksonville Savings Bank, MHC     IL      JXSB             143044   13.25     16.86      99.55       99.55
Jacksonville Bancorp, Inc.         TX      JXVL             213062  10.625     28.23        NA          NA
Klamath First Bancorp              OR      KFBI             604663  13.625    146.55      91.44       91.44
Kankakee Bancorp, Inc.             IL      KNK              359171    19.5     27.96      78.76       84.75
KS Bancorp, Inc.                   NC      KSAV              93536      20     13.27      95.88       95.97
KSB Bancorp, Inc.                  ME      KSBK             132533  20.453      8.41      92.97      100.41
Kentucky First Bancorp, Inc.       KY      KYF               83981  14.625     20.31     102.34      102.34
Landmark Bancshares, Inc.          KS      LARK             200469   15.25     29.19       88.3        88.3
Laurel Capital Group, Inc.         PA      LARL             193008  15.375     23.22     112.55      112.55
Liberty Bancorp, Inc.              IL      LBCI             651198   23.75     58.83      91.91       92.16
L & B Financial, Inc.              TX      LBFI             143223  16.625     26.34     107.26      107.26
Little Falls Bancorp, Inc.         NJ      LFBI             282232   10.25     31.18      71.18       77.18
Leader Financial Corp.             TN      LFCT            3211064    47.5    472.52     177.37      177.37
Leeds Federal Savings Bk, MHC      MD      LFED             266658      13     44.82     102.77      102.77
Life Bancorp, Inc.                 VA      LIFB            1240520  14.875    146.47     100.98       104.9
Long Island Bancorp, Inc.          NY      LISB            5221019  27.875    691.45     132.55      132.55
Horizon Bancorp                    TX      LOAN             130930   15.75     21.84     204.81      211.69
Logansport Financial Corp.         IN      LOGN              77195  13.125     17.36      87.56       87.56
London Financial Corporation       OH      LONF              37552    10.5      5.55        NA          NA


                                                  ------------------------------
                                                  Current  Price in  Relation To   Current
                                                  ------------------------------   Dividend  Equity/
                                                  Assets     QTR EPS LTM EPS       Yield     Assets
Institution                        State   Ticker   (%)          (x)     (x)         (%)      (%)
- ------------------------------------------------------------------------------------------------------
Maximum                                           39.61    218.75    153.75         7.44    35.07
Minimum                                            0.67      2.04      3.36         0.00     3.40
Average                                           12.45     16.38     16.16         1.98    12.21
Median                                            10.52     12.24     11.57         2.08     9.81
- ------------------------------------------------------------------------------------------------------

Harvest Home Financial Corp.       OH      HHFC   14.71     21.43     18.75         3.33    17.71
Hingham Instit. for Savings        MA      HIFS   10.16      9.62      9.95         2.46     9.76
HomeCorp, Inc.                     IL      HMCI    5.99     12.86     15.65            0     6.23
HMN Financial, Inc.                MN      HMNF   14.58     11.55     12.92            0    16.77
Hinsdale Financial Corp.           IL      HNFC     9.7     14.92      15.4            0     8.37
Home Financial Corp.               FL      HOFL   28.21       NM      21.35         5.77    24.81
Home Federal Bancorp               IN      HOMF    9.28      8.41      8.15         1.91     8.18
Home Port Bancorp, Inc.            MA      HPBC   14.29      8.54      8.54         5.71    10.65
Harbor Federal Bancorp, Inc.       MD      HRBF   11.02     15.78     22.95         3.17    13.82
Horizon Financial Corp.            WA      HRZB   17.37     11.21      11.5         3.08     16.2
Hibernia Savings Bank, (The)       MA      HSBK    6.57      8.58     11.17          1.9     6.64
Hawthorne Financial Corp.          CA      HTHR    2.99      2.04       NA             0     6.06
Haverfield Corporation             OH      HVFD   10.98     14.58     14.92         2.81      8.5
Home Financial Bancorp             IN      HWEN     NA        NA        NA             0     8.65
Horizon Financial Svcs Corp.       IA      HZFS    8.54     10.94     16.67         2.29    11.42
IBS Financial Corp.                NJ      IBSF   20.57     19.44     19.18         1.71    19.91
Independence Federal Savings       DC      IFSB    3.52     10.66      7.25         3.03      6.4
Indiana Federal Corporation        IN      IFSL   12.46     13.88     12.34         3.82     9.82
Industrial Bancorp                 OH      INBI   17.94     10.55       NA          2.96    19.39
Indiana Community Bank, SB         IN      INCB   13.42     24.55     19.64         2.55    14.98
Ipswich Savings Bank               MA      IPSW    7.71      8.51      7.21         2.03     5.76
Iroquois Bancorp                   NY      IROQ    7.51      8.33      9.15         2.13     7.07
ISB Financial Corporation          LA      ISBF   17.75     14.42       NA          2.13    19.37
Imperial Thrift and Loan           CA      ITLA   12.32      9.12       NA             0     8.99
InterWest Bancorp, Inc.            WA      IWBK   11.41     10.42     11.26         2.08     6.81
Jefferson Bancorp, Inc.            LA      JEBC    18.6     18.15     18.75         1.33    13.58
Joachim Bancorp, Inc.              MO      JOAC   27.39     47.32       NA          3.77    29.23
Jefferson Savings Bancorp          MO      JSBA    8.91     11.88     13.42         1.35     7.28
JSB Financial, Inc.                NY      JSBF   22.07     14.76     16.13         3.63    21.83
Jacksonville Savings Bank, MHC     IL      JXSB   11.79     22.08        25         3.02    11.84
Jacksonville Bancorp, Inc.         TX      JXVL     NA        NA        NA          4.71     16.7
Klamath First Bancorp              OR      KFBI   25.36     16.22       NA          1.91    27.73
Kankakee Bancorp, Inc.             IL      KNK     7.78     12.19     15.35         2.05     9.88
KS Bancorp, Inc.                   NC      KSAV   14.18      11.9     14.39            3    14.79
KSB Bancorp, Inc.                  ME      KSBK    6.34      6.73      6.96         0.98     6.82
Kentucky First Bancorp, Inc.       KY      KYF    24.18      15.9       NA          3.42    23.63
Landmark Bancshares, Inc.          KS      LARK   14.56     15.25     16.22         2.62    16.49
Laurel Capital Group, Inc.         PA      LARL   12.02      8.94      9.26         2.86    10.68
Liberty Bancorp, Inc.              IL      LBCI    9.03     19.15     17.86         2.53     9.83
L & B Financial, Inc.              TX      LBFI   18.39     19.79     18.89         2.41    17.14
Little Falls Bancorp, Inc.         NJ      LFBI   11.05     17.08       NA          0.98    15.52
Leader Financial Corp.             TN      LFCT   14.72      8.86     10.87         1.52      8.3
Leeds Federal Savings Bk, MHC      MD      LFED   16.81     14.13     16.25         4.92    16.35
Life Bancorp, Inc.                 VA      LIFB   12.11     13.28     15.34         2.96    11.99
Long Island Bancorp, Inc.          NY      LISB   13.24     14.83     14.91         1.44     9.99
Horizon Bancorp                    TX      LOAN   16.68     15.14     14.72         1.02     8.55
Logansport Financial Corp.         IN      LOGN   22.49     15.63     15.44         3.05    25.68
London Financial Corporation       OH      LONF     NA        NA        NA             0    20.86



                                                   Tangible     Qtr         Qtr         LTM          LTM
                                                   Equity/      Return on   Return on   Return on    Return on
                                                   Tang Assets  Avg Assets  Avg Equity  Avg Assets   Avg Equity
Institution                        State   Ticker     (%)         (%)          (%)          (%)           (%)
- ----------------------------------------------------------------------------------------------------------------
Maximum                                             35.07       3.11       54.91        2.30          38.10
Minimum                                              2.83      (3.28)     (80.66)      (1.74)        (30.56)
Average                                             11.98       0.90        8.53        0.88           8.48
Median                                               9.36       0.88        7.81        0.86           7.47
- ----------------------------------------------------------------------------------------------------------------

Harvest Home Financial Corp.       OH      HHFC     17.71       0.63        3.47        0.8            4.31
Hingham Instit. for Savings        MA      HIFS      9.76       1.07       10.68        1.1           10.64
HomeCorp, Inc.                     IL      HMCI      6.23       0.48        7.86        0.4            6.66
HMN Financial, Inc.                MN      HMNF     16.77       1.18        6.88        1.1            6.27
Hinsdale Financial Corp.           IL      HNFC      8.15       0.68        8.27       0.63            8.18
Home Financial Corp.               FL      HOFL     24.81      -0.11       -0.42       1.23            4.78
Home Federal Bancorp               IN      HOMF       7.9       1.16       13.97       1.23           15.14
Home Port Bancorp, Inc.            MA      HPBC     10.65       1.75       15.97       1.79           15.72
Harbor Federal Bancorp, Inc.       MD      HRBF     13.82       0.64        4.58       0.56            3.19
Horizon Financial Corp.            WA      HRZB      16.2       1.53        9.46       1.54            9.56
Hibernia Savings Bank, (The)       MA      HSBK      6.64       0.77       11.71       0.61            9.15
Hawthorne Financial Corp.          CA      HTHR      6.04       3.11       54.91       0.61           12.77
Haverfield Corporation             OH      HVFD      8.48       0.77        8.86       0.71            8.57
Home Financial Bancorp             IN      HWEN      8.65       0.71        7.69       0.82            8.77
Horizon Financial Svcs Corp.       IA      HZFS     11.42       0.76        6.64       0.53            4.38
IBS Financial Corp.                NJ      IBSF     19.91       0.98        4.89       1.05            4.99
Independence Federal Savings       DC      IFSB      5.56       0.33        5.09       0.49            7.71
Indiana Federal Corporation        IN      IFSL      9.19       0.91        9.27       1.02           10.75
Industrial Bancorp                 OH      INBI     19.39       1.56        8.05       1.57            7.13
Indiana Community Bank, SB         IN      INCB     14.98       0.54        3.53       0.67            4.39
Ipswich Savings Bank               MA      IPSW      5.76       1.02       16.92        1.3           21.16
Iroquois Bancorp                   NY      IROQ      6.48       0.99       14.18       0.96           13.57
ISB Financial Corporation          LA      ISBF     19.36       1.15         5.9       1.24            6.22
Imperial Thrift and Loan           CA      ITLA      8.99       1.42        15.5        NA              NA
InterWest Bancorp, Inc.            WA      IWBK      6.64       1.14       16.51       1.11           15.69
Jefferson Bancorp, Inc.            LA      JEBC     13.58       0.98        7.26       0.94            7.22
Joachim Bancorp, Inc.              MO      JOAC     29.23       0.57        1.94       0.63            2.82
Jefferson Savings Bancorp          MO      JSBA      6.08       0.71        9.87       0.62             8.9
JSB Financial, Inc.                NY      JSBF     21.83       1.58        7.21       1.47            6.76
Jacksonville Savings Bank, MHC     IL      JXSB     11.84       0.55        4.58       0.48            4.16
Jacksonville Bancorp, Inc.         TX      JXVL      16.7       0.86        7.53       0.79            7.47
Klamath First Bancorp              OR      KFBI     27.73        1.6        5.72       1.34            6.64
Kankakee Bancorp, Inc.             IL      KNK       9.25       0.67        6.83       0.56            5.37
KS Bancorp, Inc.                   NC      KSAV     14.78       1.27        8.51       1.11            6.88
KSB Bancorp, Inc.                  ME      KSBK      6.35       0.91       13.28       0.89           13.42
Kentucky First Bancorp, Inc.       KY      KYF      23.63       1.49        5.97       1.12            5.27
Landmark Bancshares, Inc.          KS      LARK     16.49       0.96        5.71       0.93            5.45
Laurel Capital Group, Inc.         PA      LARL     10.68       1.38       13.09       1.35           13.23
Liberty Bancorp, Inc.              IL      LBCI      9.81        0.5        5.17       0.55            5.61
L & B Financial, Inc.              TX      LBFI     17.14        0.9        5.15       1.06            5.76
Little Falls Bancorp, Inc.         NJ      LFBI     14.49        0.6        3.88        NA              NA
Leader Financial Corp.             TN      LFCT       8.3       1.71       21.04       1.48           18.45
Leeds Federal Savings Bk, MHC      MD      LFED     16.35       1.17        7.07       1.03            6.32
Life Bancorp, Inc.                 VA      LIFB      11.6       0.88        7.05       0.87            6.25
Long Island Bancorp, Inc.          NY      LISB      9.99       0.89        8.71       0.93            8.78
Horizon Bancorp                    TX      LOAN      8.29       1.32       13.96       1.47           16.04
Logansport Financial Corp.         IN      LOGN     25.68       1.47        5.62        1.5            5.55
London Financial Corporation       OH      LONF     20.86       0.89        5.76        NA              NA

- --------------------------------------------------------------------------------

                                 EXHIBIT IV-1
                              ALL PUBLIC THRIFTS
                             SELECTED MARKET DATA
                             AS OF AUGUST 8, 1996

                                                               Total     Current     Current
                                                              Assets       Stock      Market
                                                      (Most Rec QTR)       Price       Value
Institution                        State   Ticker             ($000)         ($)        ($M)
- -----------                        -----   ------             ------       -----       -----
==============================================================================================
Maximum                                                  49,506,630       60.88     3,383.29
Minimum                                                      27,596        1.47         2.10
Average                                                   1,322,401       17.32       128.03
Median                                                      338,985       15.75        37.76
==============================================================================================
LSB Financial Corp.                IN      LSBI              162520          16        14.68
Lawrence Savings Bank              MA      LSBX              332956           6        25.47
Lakeview Financial                 NJ      LVSB              455155      21.125        47.86
Lexington B&L Financial Corp.      MO      LXMO               49981       9.875        12.49
MAF Bancorp, Inc.                  IL      MAFB             3117149       25.25        261.1
Marion Capital Holdings            IN      MARN              177767          20        38.67
MASSBANK Corp.                     MA      MASB              880534      32.625        88.74
Monterey Bay Bancorp, Inc.         CA      MBBC              318879        12.5        42.68
MBLA Financial Corp.               MO      MBLF              195074       21.25        29.15
Mitchell Bancorp, Inc.             NC      MBSP               27596          11        10.78
Mid-Coast Bancorp, Inc.            ME      MCBN               55048       20.25         4.65
Mid Continent Bancshares Inc.      KS      MCBS              313759      18.625        37.84
Medford Savings Bank               MA      MDBK              993467          22        99.69
Mechanics Savings Bank             CT      MECH              727720          12        63.48
Meritrust Federal SB               LA      MERI              228419        31.5        24.39
MFB Corp.                          IN      MFBC              210559      15.625        30.84
Marshalltown Financial Corp.       IA      MFCX              125308          16        22.58
Milton Federal Financial Corp.     OH      MFFC              178289       12.75         28.8
Mayflower Co-operative Bank        MA      MFLR              113182       15.75        13.75
Mutual Bancompany                  MO      MFSB               53311       21.25         7.09
Maryland Federal Bancorp           MD      MFSL             1128449      28.875        88.94
Magna Bancorp, Inc.                MS      MGNL             1308657          41       280.91
MidConn Bank                       CT      MIDC              367212       18.25        34.86
Mid-Iowa Financial Corp.           IA      MIFC              115260       6.375        10.73
Mississippi View Holding Co.       MN      MIVI               69983       11.25         9.06
MLF Bancorp, Inc.                  PA      MLFB             1876018          25       148.36
Morgan Financial Corp.             CO      MORG               71654       12.25         10.2
MSB Bancorp, Inc.                  NY      MSBB              840552          16        45.34
MSB Financial, Inc.                MI      MSBF               56317       17.25        11.31
Mutual Savings Bank, FSB           MI      MSBK              680033       5.125        21.91
Metropolitan Bancorp               WA      MSEA              761014      17.125        63.54
Midwest Bancshares, Inc.           IA      MWBI              138628          25         8.73
MetroWest Bank                     MA      MWBX              490130        3.75        52.06
Midwest Federal Financial          WI      MWFD              178249          16        26.13
North American Savings Bank        MO      NASB              664250      29.938        68.14
North Bancshares, Inc.             IL      NBSI              119436       15.75        17.54
Northeast Bancorp                  ME      NEBC              218187      13.125        15.91
Northeast Indiana Bancorp          IN      NEIB              154128       12.25        25.26
Newnan Savings Bank, FSB           GA      NFSL              160656          21        30.62
NHS Financial, Inc.                CA      NHSL              284191       11.25        28.38


                                   -----------------------------------------------------------
                                                   Current Price in Relation To
                                   -----------------------------------------------------------
                                   Book Value   Tg Bk Value     Assets     QTR EPS     LTM EPS
Institution                               (%)           (%)        (%)         (x)         (x)
- -----------                               ---           ---        ---         ---         ---
==================================================================================================
Maximum                                249.50        260.82      39.61      218.75      153.75
Minimum                                 25.91         55.83       0.67        2.04        3.36
Average                                108.53        112.78      12.45       16.38       16.16
Median                                 101.11        103.83      10.52       12.24       11.57
==================================================================================================
LSB Financial Corp.                     82.47         82.47        9.5       10.81       12.31
Lawrence Savings Bank                  100.84        100.84       7.65        6.25        6.82
Lakeview Financial                     105.68        137.62      10.52        7.88       10.06
Lexington B&L Financial Corp.             NA            NA         NA          NA          NA
MAF Bancorp, Inc.                      107.81        126.38       8.38        9.15        9.15
Marion Capital Holdings                 93.15         93.15      21.75       15.15       16.39
MASSBANK Corp.                         102.95        102.95      10.08        9.48        9.98
Monterey Bay Bancorp, Inc.              82.73         83.72      13.38       31.25        62.5
MBLA Financial Corp.                   102.76        102.76      14.94       20.43       22.14
Mitchell Bancorp, Inc.                    NA            NA         NA          NA          NA
Mid-Coast Bancorp, Inc.                 93.45         93.45       8.45       10.77       14.57
Mid Continent Bancshares Inc.           98.34         98.44      12.06       10.12       10.58
Medford Savings Bank                   112.82        123.73      10.03       10.19       10.38
Mechanics Savings Bank                  93.02         93.02       8.72         NA          NA
Meritrust Federal SB                   140.63        140.63      10.68       11.41       11.33
MFB Corp.                               81.85         81.85      14.65       17.76       22.01
Marshalltown Financial Corp.           115.44        115.44      18.02       28.57          50
Milton Federal Financial Corp.          85.51         85.51      16.19       18.75       17.47
Mayflower Co-operative Bank            126.81        129.63      12.15       14.58       15.14
Mutual Bancompany                      113.64        113.64      13.29         NM         62.5
Maryland Federal Bancorp                96.41         97.95       8.09       12.24       10.42
Magna Bancorp, Inc.                    223.31        236.04      21.47       13.14       13.67
MidConn Bank                            99.84        118.97       9.49       13.42       26.45
Mid-Iowa Financial Corp.                 99.3         99.45       9.31        7.59       10.63
Mississippi View Holding Co.            81.64         81.64      15.39        14.8       11.25
MLF Bancorp, Inc.                      102.92         107.2       8.32       11.57       12.95
Morgan Financial Corp.                  97.15         97.15      14.24       14.58       15.31
MSB Bancorp, Inc.                       80.16        207.25       5.39       18.18       14.04
MSB Financial, Inc.                     91.46         91.46       20.7       11.06       11.13
Mutual Savings Bank, FSB                56.76         56.76       3.22      128.13         NM
Metropolitan Bancorp                   124.18        136.89       8.35        9.73       11.05
Midwest Bancshares, Inc.                94.48         94.48        6.3        7.72        6.98
MetroWest Bank                         140.45        140.45      10.62        7.81        8.33
Midwest Federal Financial              156.71        164.27      14.66       12.12       13.91
North American Savings Bank            139.64        145.47      10.26        7.27        8.09
North Bancshares, Inc.                  94.77         94.77      14.69       32.81       28.64
Northeast Bancorp                       95.73        114.03       7.24       17.27       13.67
Northeast Indiana Bancorp               86.69         86.69      16.39       12.76       15.31
Newnan Savings Bank, FSB                163.3        164.32      18.91       10.29          10
NHS Financial, Inc.                    113.41        113.64       9.99       15.63       21.63

                                    Current                      Tangible           Qtr          Qtr           LTM           LTM
                                   Dividend      Equity/          Equity/     Return on    Return on     Return on     Return on
                                      Yield       Assets      Tang Assets    Avg Assets   Avg Equity    Avg Assets    Avg Equity
Institution                             (%)          (%)              (%)           (%)          (%)           (%)           (%)
- -----------                             ---          ---              ---           ---          ---           ---           ---
=================================================================================================================================
Maximum                                7.44        35.07            35.07          3.11        54.91          2.30         38.10
Minimum                                0.00         3.40             2.83         (3.28)      (80.66)        (1.74)       (30.56)
Average                                1.98        12.21            11.98          0.90         8.53          0.88          8.48
Median                                 2.08         9.81             9.36          0.88         7.81          0.86          7.47
=================================================================================================================================
LSB Financial Corp.                       2        10.66            10.66          0.86         7.81          0.83          6.94
Lawrence Savings Bank                     0         7.59             7.59          1.25        16.51          1.24         13.92
Lakeview Financial                     1.18         9.95             7.82          1.35        12.79          1.15         10.25
Lexington B&L Financial Corp.             0         14.4             14.4           NA           NA           1.17          8.36
MAF Bancorp, Inc.                      1.27         7.77              6.7          0.87        13.26          0.85         14.21
Marion Capital Holdings                   4        23.35            23.35          1.41         5.95          1.41          5.96
MASSBANK Corp.                         2.94         9.79             9.79           1.1        11.02          1.06          10.4
Monterey Bay Bancorp, Inc.              0.8        14.98            14.83          0.39         2.68          0.19          1.28
MBLA Financial Corp.                   1.88        14.54            14.54          0.73         5.11           0.7          4.83
Mitchell Bancorp, Inc.                    0        22.02            22.02           NA           NA           0.92          4.24
Mid-Coast Bancorp, Inc.                2.47         9.04             9.04          0.79         8.63           0.6          6.65
Mid Continent Bancshares Inc.          2.15         11.7            11.69          1.21         9.77          1.27          9.59
Medford Savings Bank                   3.09         8.89             8.17          1.03        11.59          1.04         11.68
Mechanics Savings Bank                    0         9.38             9.38         -3.28       -80.66           NA            NA
Meritrust Federal SB                   1.91         7.59             7.59          0.98        12.97          1.01          13.7
MFB Corp.                              1.54         17.9             17.9          0.82         4.43          0.73          3.69
Marshalltown Financial Corp.              0        15.61            15.61          0.64         4.15          0.38          2.43
Milton Federal Financial Corp.         4.08        18.93            18.93          0.88         4.54          1.04           4.8
Mayflower Co-operative Bank            2.54         9.58             9.39          0.84          8.6          0.89          8.54
Mutual Bancompany                         0         11.7             11.7          0.05         0.45           0.2          1.84
Maryland Federal Bancorp               2.22         8.39             8.27          0.67         8.02          0.79           9.6
Magna Bancorp, Inc.                    2.93         9.61             9.14          1.68         17.3          1.71         17.31
MidConn Bank                           3.29         9.51              8.1          0.71         7.48          0.37          3.87
Mid-Iowa Financial Corp.               1.26         9.38             9.36          1.28        13.87          0.93            10
Mississippi View Holding Co.           1.42        18.86            18.86          1.01         5.17          1.32          6.75
MLF Bancorp, Inc.                      3.04         7.53             7.25          0.71         9.01          0.72           8.3
Morgan Financial Corp.                 1.96        14.66            14.66          0.95         6.42          0.97          6.38
MSB Bancorp, Inc.                      3.75         8.21             4.26          0.43         5.27          0.44             3
MSB Financial, Inc.                     2.9        22.63            22.63          1.85         7.77          1.92          7.29
Mutual Savings Bank, FSB                  0         5.68             5.68          0.01         0.24          0.01          0.18
Metropolitan Bancorp                      0         6.72             6.14          0.85        12.85          0.78         11.41
Midwest Bancshares, Inc.               2.08         6.67             6.67          0.87        12.92          1.01         14.64
MetroWest Bank                         2.67         7.55             7.55          1.34        17.32           1.3         17.23
Midwest Federal Financial              1.88         9.35             8.96          1.28        13.38           1.2         12.27
North American Savings Bank            2.09         7.35             7.07          1.43        19.05          1.33         18.15
North Bancshares, Inc.                 2.54         15.5             15.5          0.45         2.76          0.59          3.19
Northeast Bancorp                      2.44         8.48             7.36          0.56         6.48          0.68          7.97
Northeast Indiana Bancorp              2.45         18.9             18.9          1.25         6.41          1.19          5.46
Newnan Savings Bank, FSB                2.1        11.58            11.51          1.87        16.31          1.89         17.69
NHS Financial, Inc.                    1.42         8.81             8.79          0.66         7.59          0.45          5.34

- -------------------------------------------------------------------------------
                          EXHIBIT IV-1
                       ALL PUBLIC THRIFTS
                      SELECTED MARKET DATA
                      AS OF AUGUST 8, 1996

                                                                                       ----------------------
                                                           Total     Current    Current               Current
                                                           Assets    Stock      Market ----------------------
                                                   (Most Rec QTR)    Price      Value  Book Value Tg Bk Value
Institution                        State   Ticker          ($000)    ($)        ($M)          (%)         (%)
- -----------                        -----   ------          -----     ---        ----          ---         ---
=============================================================================================================
Maximum                                                 49,506,630   60.88  3,383.29     249.50      260.82
Minimum                                                     27,596    1.47      2.10      25.91       55.83
Average                                                  1,322,401   17.32    128.03     108.53      112.78
Median                                                     338,985   15.75     37.76     101.11      103.83
=============================================================================================================

New Hampshire Thrift Bncshrs       NH      NHTB              252481   9.875     16.71      85.94       85.94
NewMil Bancorp, Inc.               CT      NMSB              309363       7     28.49      89.29       89.29
North Side Savings Bank            NY      NSBK             1654624  44.188     213.6     172.95      174.52
NS&L Bancorp, Inc.                 MO      NSLB               59052    12.5      11.1      80.03       80.03
Norwich Financial Corp.            CT      NSSB              731193   15.75     84.93     115.89      128.57
Norwalk Savings Society            CT      NSSY              609522  21.875     52.17     117.61      117.61
Nutmeg Federal S&LA                CT      NTMG               85194       8      5.66     102.04      102.04
Northwest Equity Corp.             WI      NWEQ               91804   10.25      9.69      76.21       76.21
Northwest Savings Bank, MHC        PA      NWSB             1877529  11.219    262.26      135.5      142.74
New York Bancorp Inc.              NY      NYB              2918120    28.5    327.52     206.82      206.82
Ocean Financial Corp.              NJ      OCFC             1036445   21.25    178.25        NA          NA
Ottawa Financial Corp.             MI      OFCP              782145  16.125     87.31     108.66       135.5
OHSL Financial Corp.               OH      OHSL              209037    20.5     24.96       97.9        97.9
OSB Financial Corp.                WI      OSBF              250003      23     25.55      81.39       81.39
Palfed, Inc.                       SC      PALM              638002  12.688      66.3     123.54       129.6
Pamrapo Bancorp, Inc.              NJ      PBCI              365553  18.625     61.11      108.1      109.05
People's Bank, MHC                 CT      PBCT             7441500   22.25    885.84      154.3      154.51
Patriot Bank Corp.                 PA      PBIX              417746   13.25     49.22      92.46       92.46
People's Bancshares, Inc.          MA      PBKB              533134    9.75     32.57      118.9      125.64
People's Savings Financial Cp.     CT      PBNB              437034  22.875     43.48       98.3       105.9
Perry County Financial Corp.       MO      PCBC               78480    15.5     13.28      84.38       84.38
Pacific Crest Capital              CA      PCCI              290443       9     26.64     113.78      113.78
Piedmont Bancorp, Inc.             NC      PDB               128711   13.25     35.05      94.58       94.58
Peekskill Financial Corp.          NY      PEEK              191323   12.25     50.22      84.02       84.02
Permanent Bancorp, Inc.            IN      PERM              395903   15.75     33.62      81.02       82.12
Primary Bank                       NH      PETE              408086   12.25     23.93      95.63       95.93
Peoples Bancorp                    IN      PFDC              277958   19.25     45.15     104.28      104.28
Park Bancorp, Inc.                 IL      PFED              158939   10.25     27.69        NA          NA
PFF Bancorp, Inc.                  CA      PFFB             2146293   11.25    223.17      76.84       77.75
Progress Financial Corporation     PA      PFNC              347858    6.25     23.31      119.5      120.42
PennFed Financial Services,Inc     NJ      PFSB             1086524      17        82      82.93       104.1
Pocahontas FS&LA, MHC              AR      PFSL              369379    14.5     23.35      106.3       106.3
Peoples Heritage Finl Group        ME      PHBK             4371709  21.125    531.82     145.19      162.38
Pittsburgh Home Financial Corp     PA      PHFC              184002    10.5     22.91      75.38       75.38
Poughkeepsie Savings Bank, FSB     NY      PKPS              840491   5.125     64.32      90.71       90.71
Pinnacle Bank                      AL      PLE               185793  17.125     15.24     100.09      103.79
Perpetual Midwest Financial        IA      PMFI              374039    17.5     35.17      97.98       97.98
Portsmouth Bank Shares             NH      POBS              266877   12.75     73.15     109.54      109.54
Prestige Bancorp, Inc.             PA      PRBC              102609   10.25      9.87      64.63       64.63
Provident Financial Holdings       CA      PROV              567186   10.75      55.1        NA          NA
Prime Bancorp, Inc.                PA      PSAB              644560    19.5     72.64     125.16      133.47
Progressive Bank, Inc.             NY      PSBK              901690      29     76.76     106.85      122.99
Palm Springs Savings Bank          CA      PSSB              187327  13.938     15.76     131.49      131.49
Potters Financial Corp.            OH      PTRS              114714    15.5      7.85      74.06       74.06
Pulaski Bank, Savings Bk, MHC      MO      PULB              179406      13     27.22     120.15      120.15




                                                  ------------------------------
                                                  Price in  Relation To            Current
                                                  ------------------------------   Dividend  Equity/
                                                  Assets     QTR EPS LTM EPS       Yield     Assets
Institution                        State   Ticker    (%)         (x)     (x)         (%)        (%)
- -----------                        -----   ------    ---         ---     ---         ---        ---
======================================================================================================
Maximum                                           39.61    218.75    153.75         7.44    35.07
Minimum                                            0.67      2.04      3.36         0.00     3.40
Average                                           12.45     16.38     16.16         1.98    12.21
Median                                            10.52     12.24     11.57         2.08     9.81
======================================================================================================

New Hampshire Thrift Bncshrs       NH      NHTB    6.61     11.76      11.9         5.06     7.69
NewMil Bancorp, Inc.               CT      NMSB    9.21      12.5        14         2.86    10.31
North Side Savings Bank            NY      NSBK   12.91     11.75     11.69         2.26     7.47
NS&L Bancorp, Inc.                 MO      NSLB   18.79     22.32       NA             4    23.48
Norwich Financial Corp.            CT      NSSB   11.62     14.58     15.59         3.05    10.02
Norwalk Savings Society            CT      NSSY    8.56      9.11     12.29         0.91     7.28
Nutmeg Federal S&LA                CT      NTMG    6.65      12.5     13.56            0     6.51
Northwest Equity Corp.             WI      NWEQ   10.56     10.25     11.14          3.9    12.77
Northwest Savings Bank, MHC        PA      NWSB   13.97     14.02     14.57         2.85    10.15
New York Bancorp Inc.              NY      NYB    11.22       8.8     10.04         2.81     5.43
Ocean Financial Corp.              NJ      OCFC     NA        NA        NA             0     8.91
Ottawa Financial Corp.             MI      OFCP   11.16      14.4     18.53         1.98    10.27
OHSL Financial Corp.               OH      OHSL   11.94     13.49     13.49         3.71     12.2
OSB Financial Corp.                WI      OSBF   10.22     14.02     46.94         2.78    12.56
Palfed, Inc.                       SC      PALM   10.39     14.42     14.93         0.63     8.41
Pamrapo Bancorp, Inc.              NJ      PBCI   16.72     14.55     12.76         4.83    15.47
People's Bank, MHC                 CT      PBCT    11.9     12.36     11.71          3.6      7.8
Patriot Bank Corp.                 PA      PBIX   12.38     17.43       NA          2.42    12.93
People's Bancshares, Inc.          MA      PBKB    6.11      9.75     10.05         2.87     4.93
People's Savings Financial Cp.     CT      PBNB    9.95      9.22     11.44         4.02    10.12
Perry County Financial Corp.       MO      PCBC   16.92     17.61     16.32         1.94    20.05
Pacific Crest Capital              CA      PCCI    9.17         9      7.32            0     8.06
Piedmont Bancorp, Inc.             NC      PDB    27.23     16.56       NA          3.62    28.79
Peekskill Financial Corp.          NY      PEEK   26.25     17.01       NA          2.94    31.24
Permanent Bancorp, Inc.            IN      PERM    8.49     26.25     28.64         1.91    10.48
Primary Bank                       NH      PETE    5.86      7.85       NM             0     6.14
Peoples Bancorp                    IN      PFDC   16.24     10.94     11.26         2.91    15.58
Park Bancorp, Inc.                 IL      PFED     NA        NA        NA             0    11.03
PFF Bancorp, Inc.                  CA      PFFB    10.4     21.63       NA             0    13.53
Progress Financial Corporation     PA      PFNC     6.7     13.02      7.02         1.28     5.61
PennFed Financial Services,Inc     NJ      PFSB    7.55      9.04     10.97            0     8.34
Pocahontas FS&LA, MHC              AR      PFSL    6.32     12.08     11.98         5.52     5.95
Peoples Heritage Finl Group        ME      PHBK   12.17      13.2     10.21         3.22     8.38
Pittsburgh Home Financial Corp     PA      PHFC   12.45       NA        NA          1.91    16.52
Poughkeepsie Savings Bank, FSB     NY      PKPS    7.65       NM       4.79         1.95     8.44
Pinnacle Bank                      AL      PLE      8.2      10.7     10.07          4.2     8.19
Perpetual Midwest Financial        IA      PMFI    9.44     20.83     23.65         1.71     9.64
Portsmouth Bank Shares             NH      POBS   27.41     12.75     12.62         4.71    25.02
Prestige Bancorp, Inc.             PA      PRBC    9.62       NA        NA             0    14.88
Provident Financial Holdings       CA      PROV     NA        NA        NA             0     6.58
Prime Bancorp, Inc.                PA      PSAB   11.27     11.34     12.04         3.49     9.01
Progressive Bank, Inc.             NY      PSBK    8.51      6.47      9.03         2.76     7.97
Palm Springs Savings Bank          CA      PSSB    8.41     12.02     13.03         0.86      6.4
Potters Financial Corp.            OH      PTRS    6.84     19.38     14.22         1.55     9.24
Pulaski Bank, Savings Bk, MHC      MO      PULB   15.17     16.25     17.81         6.15    12.63

                                                   Tangible     Qtr         Qtr         LTM          LTM
                                                   Equity/      Return on   Return on   Return on    Return on
                                                   Tang Assets  Avg Assets  Avg Equity  Avg Assets   Avg Equity
Institution                        State   Ticker          (%)         (%)          (%)        (%)          (%)
- -----------                        -----   ------          ---         ---          ---        ---          ---
================================================================================================================
Maximum                                             35.07       3.11       54.91        2.30          38.10
Minimum                                              2.83      (3.28)     (80.66)      (1.74)        (30.56)
Average                                             11.98       0.90        8.53        0.88           8.48
Median                                               9.36       0.88        7.81        0.86           7.47
================================================================================================================

New Hampshire Thrift Bncshrs       NH      NHTB     7.69        0.56        7.31        0.58            7.41
NewMil Bancorp, Inc.               CT      NMSB    10.31        0.81        7.44        0.75            6.71
North Side Savings Bank            NY      NSBK      7.4        1.17       15.31        1.19           15.97
NS&L Bancorp, Inc.                 MO      NSLB    23.48        0.92        3.84        0.92            3.83
Norwich Financial Corp.            CT      NSSB     9.13        0.85        8.24        0.83            7.62
Norwalk Savings Society            CT      NSSY     7.28        0.99       12.69        0.81            9.66
Nutmeg Federal S&LA                CT      NTMG     6.51        0.74       11.55        0.66           10.75
Northwest Equity Corp.             WI      NWEQ    12.77        0.99        7.56           1            6.91
Northwest Savings Bank, MHC        PA      NWSB     9.69        0.99         9.5        1.01            9.47
New York Bancorp Inc.              NY      NYB      5.43        1.37       24.15        1.27           28.77
Ocean Financial Corp.              NJ      OCFC     8.91         NA          NA          0.8            9.44
Ottawa Financial Corp.             MI      OFCP     8.41        0.77        7.13        0.91            5.72
OHSL Financial Corp.               OH      OHSL     12.2        0.93        7.54        0.95            7.55
OSB Financial Corp.                WI      OSBF    12.56        0.73        5.77        0.21            1.63
Palfed, Inc.                       SC      PALM     8.05        0.72        8.51        0.69            8.33
Pamrapo Bancorp, Inc.              NJ      PBCI    15.36        1.14        7.34        1.34            8.52
People's Bank, MHC                 CT      PBCT     7.79        1.02       12.86        1.13           14.14
Patriot Bank Corp.                 PA      PBIX    12.93        0.71        4.99        0.63            4.91
People's Bancshares, Inc.          MA      PBKB     4.68        0.75        12.2         0.8           12.24
People's Savings Financial Cp.     CT      PBNB     9.46        1.17       10.99        0.97            8.89
Perry County Financial Corp.       MO      PCBC    20.05        0.91        4.44           1            4.86
Pacific Crest Capital              CA      PCCI     8.06        1.04       13.03        1.31           15.81
Piedmont Bancorp, Inc.             NC      PDB     28.79        1.52        5.19        1.46            6.69
Peekskill Financial Corp.          NY      PEEK    31.24        1.46         4.7        1.23            4.96
Permanent Bancorp, Inc.            IN      PERM    10.36        0.31        2.91        0.34            2.94
Primary Bank                       NH      PETE     6.12        0.79       12.77       -0.03           -0.43
Peoples Bancorp                    IN      PFDC    15.58        1.46        9.53        1.45            9.51
Park Bancorp, Inc.                 IL      PFED    11.03         NA          NA         0.65            5.46
PFF Bancorp, Inc.                  CA      PFFB     13.4        0.47        3.34         NA              NA
Progress Financial Corporation     PA      PFNC     5.57        0.53        9.44        0.91           18.78
PennFed Financial Services,Inc     NJ      PFSB     6.75        0.86        9.75        0.82            8.36
Pocahontas FS&LA, MHC              AR      PFSL     5.95        0.56        9.43        0.56            9.45
Peoples Heritage Finl Group        ME      PHBK     7.56        0.92       11.11        1.14           13.37
Pittsburgh Home Financial Corp     PA      PHFC    16.52        0.78        7.09         NA              NA
Poughkeepsie Savings Bank, FSB     NY      PKPS     8.44        0.01        0.09         1.7           21.07
Pinnacle Bank                      AL      PLE      7.93        0.75        9.69        0.79           10.34
Perpetual Midwest Financial        IA      PMFI     9.64        0.46        4.75        0.41            4.09
Portsmouth Bank Shares             NH      POBS    25.02        2.17        9.07         2.3            9.38
Prestige Bancorp, Inc.             PA      PRBC    14.88        0.33        2.23         NA              NA
Provident Financial Holdings       CA      PROV     6.58         NA          NA        -0.72           -9.81
Prime Bancorp, Inc.                PA      PSAB     8.49        1.05       11.39        1.02            10.9
Progressive Bank, Inc.             NY      PSBK        7        1.32        16.6         1.1            12.3
Palm Springs Savings Bank          CA      PSSB      6.4        0.72       11.65        0.64           10.87
Potters Financial Corp.            OH      PTRS     9.24        0.36        3.77        0.51            3.27
Pulaski Bank, Savings Bk, MHC      MO      PULB    12.63        0.95        7.52        0.84            6.94

                          EXHIBIT IV-1
                       ALL PUBLIC THRIFTS
                      SELECTED MARKET DATA
                      AS OF AUGUST 8, 1996

                                                           Total   Current   Current
                                                           Assets    Stock    Market
                                                   (Most Rec QTR)    Price     Value  Book Value Tg Bk Value
Institution                        State   Ticker          ($000)    ($)        ($M)      (%)        (%)
=============================================================================================================
Maximum                                                 49,506,630   60.88  3,383.29     249.50      260.82
Minimum                                                     27,596    1.47      2.10      25.91       55.83
Average                                                  1,322,401   17.32    128.03     108.53      112.78
Median                                                     338,985   15.75     37.76     101.11      103.83
=============================================================================================================

Pulse Bancorp                      NJ      PGLS             505034  17.375     52.98     134.69      134.69
PVF Capital Corp.                  OH      PVFC             318100   20.75     32.14     150.69      150.69
Parkvale Financial Corporation     PA      PVSA             919242    26.5     85.74     122.91      123.43
PennFirst Bancorp, Inc.            PA      PWBC             680434  13.875     54.65     103.78      113.92
Pennwood Savings Bank              PA      PWBK              42366   9.625      5.87        NA          NA
Quaker City Bancorp, Inc.          CA      QCBC             725085   14.75     56.25      82.82       83.19
QCF Bancorp, Inc.                  MN      QCFB             145608   14.75     23.67      82.77       82.77
Queens County Bancorp, Inc.        NY      QCSB            1302281    47.5    286.65     132.72      132.72
Raritan Bancorp Inc.               NJ      RARB             346841  20.625     29.34     117.19      120.19
RCSB Financial Inc.                NY      RCSB            4048684    24.5    304.02     119.69      123.93
RedFed Bancorp Inc.                CA      REDF             857959    9.25     37.76      77.73       77.73
Reliance Bancshares, Inc.          WI      RELI              32260   8.125     20.82        NA          NA
Reliance Bancorp, Inc.             NY      RELY            1782550  16.875    154.05     100.27       147.9
Roosevelt Financial Group          MO      RFED            9327772  16.438    692.79     149.71         NA
TR Financial Corp.                 NY      ROSE            3073458      28    249.63     120.64      120.64
Riverview Savings Bank, MHC        WA      RVSB             209506      15     32.33     140.06      158.23
Suburban Bancorporation, Inc.      OH      SBCN             197137    15.5     22.95      88.67       88.67
SB of the Finger Lakes, MHC        NY      SBFL             197438   16.25     29.01     143.68      143.68
S. Carolina Community Bancshrs     SC      SOCB              44088      16     11.96      95.24       95.24
Suncoast Savings and Loan          FL      SCSL             466504   6.625     13.18     100.53      100.99
Security Capital Corporation       WI      SECP            3437317  60.875    567.01      107.5       107.5
Standard Federal Bancorp           MI      SFB            15239983  41.625   1303.87     135.41      172.93
Security Bancorp                   MT      SFBM             360021    21.5     31.44      97.86      113.64
SFS Bancorp, Inc.                  NY      SFED             164366   12.75     16.48      73.96       73.96
StateFed Financial Corporation     IA      SFFC              76705   15.75     12.81      85.83       85.83
Statewide Financial Corp.          NJ      SFIN             634464      12     63.24      89.82       90.09
SuburbFed Financial Corp.          IL      SFSB             378388    17.5        22      84.46       84.95
Security First Corp.               OH      SFSL             588592    14.5     71.48     128.21      130.75
SGV Bancorp, Inc.                  CA      SGVB             333064    8.75     22.67      73.28       73.28
First Shenango Bancorp, Inc.       PA      SHEN             369279   20.75     47.34     101.07      101.07
Seven Hills Financial Corp.        OH      SHFC              45511    17.5      9.39      97.28       97.28
SIS Bancorp, Inc.                  MA      SISB            1209843   18.25    104.44     114.28      114.28
SJS Bancorp                        MI      SJSB             150752      20     19.65     111.73      111.73
Southern Missouri Bancorp, Inc     MO      SMBC             161992  14.375     24.78      93.28       93.28
Sho-Me Financial Corp.             MO      SMFC             280027   16.75     29.02       85.5        85.5
Sobieski Bancorp, Inc.             IN      SOBI              76362   11.75      9.83      69.65       69.65
First Savings Bancorp, Inc.        NC      SOPN             256294   17.75     66.46      98.94       98.94
Somerset Savings Bank              MA      SOSA             511390   1.469     24.46      85.91       85.91
St. Paul Bancorp, Inc.             IL      SPBC            4337546  23.813    428.36     114.05      114.43
Southern Banc Company, Inc         AL      SRN              109768   12.75     18.55      83.22         NA
Scotland Bancorp, Inc              NC      SSB               70488      12     22.08      89.35       89.35
Strongsville Savings Bank          OH      SSBK             529187  21.875     55.36     130.13      132.82
Stone Street Bancorp, Inc.         NC      SSM              116101  16.625     30.34        NA          NA
St. Francis Capital Corp.          WI      STFR            1329903  25.875    144.56     110.62      115.88
Standard Financial, Inc.           IL      STND            2274536  16.125    263.58      98.99       99.17





                                                  ------------------------------
                                                  Current  Price in  Relation To  Current
                                                  ------------------------------ Dividend  Equity/
                                                  Assets     QTR EPS LTM EPS       Yield   Assets
Institution                        State   Ticker (%)            (x)     (x)         (%)     (%)
======================================================================================================
Maximum                                           39.61    218.75    153.75         7.44    35.07
Minimum                                            0.67      2.04      3.36         0.00     3.40
Average                                           12.45     16.38     16.16         1.98    12.21
Median                                            10.52     12.24     11.57         2.08     9.81
======================================================================================================

Pulse Bancorp                      NJ      PGLS   10.49     12.07     12.59         4.03     7.79
PVF Capital Corp.                  OH      PVFC    10.1       9.1       9.7            0      6.7
Parkvale Financial Corporation     PA      PVSA    9.33       9.6      9.27         1.96     7.59
PennFirst Bancorp, Inc.            PA      PWBC    8.15     13.88     14.16          2.6     7.85
Pennwood Savings Bank              PA      PWBK     NA        NA        NA             0     9.63
Quaker City Bancorp, Inc.          CA      QCBC    7.76     13.66     16.03            0     9.37
QCF Bancorp, Inc.                  MN      QCFB   18.06     11.17       NA             0    21.81
Queens County Bancorp, Inc.        NY      QCSB   22.01      10.8     12.43         2.81    16.58
Raritan Bancorp Inc.               NJ      RARB    8.48     11.21      12.2         2.91     7.24
RCSB Financial Inc.                NY      RCSB    7.51     11.34      11.4         1.96     8.63
RedFed Bancorp Inc.                CA      REDF    4.38     10.05       NM             0     5.63
Reliance Bancshares, Inc.          WI      RELI     NA        NA        NA             0    29.81
Reliance Bancorp, Inc.             NY      RELY    8.64     10.55     12.88         2.73     8.62
Roosevelt Financial Group          MO      RFED    7.43      9.78     13.05         3.77     5.54
TR Financial Corp.                 NY      ROSE    8.12      8.54      9.59         2.57     6.21
Riverview Savings Bank, MHC        WA      RVSB   15.43      9.87      12.3         1.47    11.00
Suburban Bancorporation, Inc.      OH      SBCN   11.64       NM      29.25         3.87    13.01
SB of the Finger Lakes, MHC        NY      SBFL   14.69     81.25       NA          2.46    10.23
S. Carolina Community Bancshrs     SC      SOCB   27.11     19.05     19.75         3.75    28.47
Suncoast Savings and Loan          FL      SCSL    2.83     16.56     13.52            0     5.43
Security Capital Corporation       WI      SECP    16.5     13.96      17.9         0.99    16.26
Standard Federal Bancorp           MI      SFB     8.56      9.82     10.48         1.92     6.32
Security Bancorp                   MT      SFBM    8.73      12.8     13.27         2.98     8.92
SFS Bancorp, Inc.                  NY      SFED   10.03     13.86     15.18         1.88    13.56
StateFed Financial Corporation     IA      SFFC    16.7     13.13     14.19         2.54    19.46
Statewide Financial Corp.          NJ      SFIN    9.97        12       NA             0     11.1
SuburbFed Financial Corp.          IL      SFSB    5.81     13.26     13.06         1.83     6.88
Security First Corp.               OH      SFSL   12.14     10.36     11.07         3.03     9.47
SGV Bancorp, Inc.                  CA      SGVB    7.17    218.75       NA             0     9.78
First Shenango Bancorp, Inc.       PA      SHEN   12.82      13.3     13.65         2.31    12.68
Seven Hills Financial Corp.        OH      SHFC   20.63     48.61     58.33         2.06    21.21
SIS Bancorp, Inc.                  MA      SISB    8.63      8.15      6.56            0     7.19
SJS Bancorp                        MI      SJSB   13.04     27.78     21.74            2    11.67
Southern Missouri Bancorp, Inc     MO      SMBC    15.3     12.39      18.2         3.48     16.4
Sho-Me Financial Corp.             MO      SMFC   10.36     11.63     13.29            0    10.99
Sobieski Bancorp, Inc.             IN      SOBI   12.88     32.64     31.76            0    18.49
First Savings Bancorp, Inc.        NC      SOPN   25.93     17.75     18.68         3.38    26.21
Somerset Savings Bank              MA      SOSA    4.78      9.18      11.3            0     5.56
St. Paul Bancorp, Inc.             IL      SPBC    9.88     11.02      12.4         2.02     8.66
Southern Banc Company, Inc         AL      SRN     16.9     21.25       NA          2.75    20.31
Scotland Bancorp, Inc              NC      SSB    31.32       NA        NA           2.5    35.05
Strongsville Savings Bank          OH      SSBK   10.46     11.16     11.39         2.19     8.04
Stone Street Bancorp, Inc.         NC      SSM      NA        NA        NA          2.65    33.69
St. Francis Capital Corp.          WI      STFR   10.87     14.38     10.48         1.55     9.82
Standard Financial, Inc.           IL      STND   11.59      16.8     15.81         1.98    11.71



                                                      Tangible         Qtr         Qtr         LTM          LTM
                                                       Equity/   Return on   Return on   Return on    Return on
                                                   Tang Assets  Avg Assets  Avg Equity  Avg Assets   Avg Equity
Institution                        State   Ticker   (%)         (%)           (%)           (%)            (%)
================================================================================================================
Maximum                                             35.07       3.11       54.91        2.30          38.10
Minimum                                              2.83      (3.28)     (80.66)      (1.74)        (30.56)
Average                                             11.98       0.90        8.53        0.88           8.48
Median                                               9.36       0.88        7.81        0.86           7.47
================================================================================================================

Pulse Bancorp                      NJ      PGLS      7.79       1.16       10.56       1.19           10.28
PVF Capital Corp.                  OH      PVFC       6.7       1.18       17.84       1.13           17.86
Parkvale Financial Corporation     PA      PVSA      7.56       1.01        13.8       1.06           15.11
PennFirst Bancorp, Inc.            PA      PWBC       7.2       0.61        7.37       0.61            7.46
Pennwood Savings Bank              PA      PWBK      9.63       0.71        7.35        NA              NA
Quaker City Bancorp, Inc.          CA      QCBC      9.33       0.58        5.99       0.53            5.25
QCF Bancorp, Inc.                  MN      QCFB     21.81       1.43        6.93       1.51            7.61
Queens County Bancorp, Inc.        NY      QCSB     16.58       1.99       11.87       1.82           10.45
Raritan Bancorp Inc.               NJ      RARB      7.07       0.86       11.44       0.82           10.69
RCSB Financial Inc.                NY      RCSB      8.42       0.94       10.71       1.01           10.78
RedFed Bancorp Inc.                CA      REDF      5.63       0.44        7.81      -0.56           -9.99
Reliance Bancshares, Inc.          WI      RELI       NA         NA          NA        1.23            4.32
Reliance Bancorp, Inc.             NY      RELY      6.01       0.81        9.47       0.83            7.61
Roosevelt Financial Group          MO      RFED       NA        0.84       15.39       0.64           12.31
TR Financial Corp.                 NY      ROSE      6.21       0.96       15.23       0.92           13.93
Riverview Savings Bank, MHC        WA      RVSB      9.88       1.57       14.33       1.31           12.02
Suburban Bancorporation, Inc.      OH      SBCN     13.01      -0.41       -3.08       0.39            2.95
SB of the Finger Lakes, MHC        NY      SBFL     10.23       0.21        1.93        NA              NA
S. Carolina Community Bancshrs     SC      SOCB     28.47       1.38        4.75       1.35             4.5
Suncoast Savings and Loan          FL      SCSL      5.42       0.48         7.9       0.51            8.77
Security Capital Corporation       WI      SECP     16.26        1.2        7.22       0.99            5.85
Standard Federal Bancorp           MI      SFB       5.02       0.97       14.36       0.95           14.09
Security Bancorp                   MT      SFBM      7.78       0.71        7.92       0.69            8.01
SFS Bancorp, Inc.                  NY      SFED     13.56       0.71        5.15       0.69            4.88
StateFed Financial Corporation     IA      SFFC     19.46       1.28        6.46       1.19            3.99
Statewide Financial Corp.          NJ      SFIN     11.07       0.87       10.43        NA              NA
SuburbFed Financial Corp.          IL      SFSB      6.85       0.47        6.79        0.5            6.91
Security First Corp.               OH      SFSL       9.3       1.38       14.08       1.21           13.36
SGV Bancorp, Inc.                  CA      SGVB      9.78       0.01        0.07       0.12             1.1
First Shenango Bancorp, Inc.       PA      SHEN     12.68          1        7.63       1.03            7.45
Seven Hills Financial Corp.        OH      SHFC     21.21       0.42        1.99       0.36            1.69
SIS Bancorp, Inc.                  MA      SISB      7.19       1.05       14.72       1.38           19.41
SJS Bancorp                        MI      SJSB     11.67       0.46        3.84       0.63               3
Southern Missouri Bancorp, Inc     MO      SMBC      16.4       1.13        6.84       0.87            4.98
Sho-Me Financial Corp.             MO      SMFC     10.99       0.88        7.66       0.85            6.89
Sobieski Bancorp, Inc.             IN      SOBI     18.49       0.38        2.06       0.42            2.24
First Savings Bancorp, Inc.        NC      SOPN     26.21       1.52        5.83       1.48            5.68
Somerset Savings Bank              MA      SOSA      5.56        0.5        8.97       0.42            7.83
St. Paul Bancorp, Inc.             IL      SPBC      8.63       0.96       10.76       0.91            9.81
Southern Banc Company, Inc         AL      SRN        NA        0.74        3.66       0.54            3.96
Scotland Bancorp, Inc              NC      SSB      35.05       1.74        4.81        NA              NA
Strongsville Savings Bank          OH      SSBK      7.89       0.96        11.8       0.99           11.84
Stone Street Bancorp, Inc.         NC      SSM      33.69       0.88        6.44        NA              NA
St. Francis Capital Corp.          WI      STFR      9.42       0.78        7.79       1.18           10.78
Standard Financial, Inc.           IL      STND     11.69       0.69        5.72       0.81            6.06

                             EXHIBIT IV-1
                            ALL PUBLIC THRIFTS
                           SELECTED MARKET DATA
                           AS OF AUGUST 8, 1996

                                                                                        -----------------------------
                                                           Total     Current    Current  Current Price in Relation to
                                                           Assets    Stock      Market  -----------------------------
                                                   (Most Rec QTR)    Price      Value    Book Value Tg Bk Value
Institution                        State   Ticker          ($000)     ($)        ($M)        (%)        (%)
- ---------------------------------------------------------------------------------------------------------------------
Maximum                                                 49,506,630     60.88  3,383.29     249.50      260.82
Minimum                                                     27,596      1.47      2.10      25.91       55.83
Average                                                  1,322,401     17.32    128.03     108.53      112.78
Median                                                     338,985     15.75     37.76     101.11      103.83
- ---------------------------------------------------------------------------------------------------------------------

Sterling Financial Corp.           WA      STSA            1479643        14     75.97     127.16      156.95
Sovereign Bancorp, Inc.            PA      SVRN            9183447        10    495.73     129.03      190.11
Southwest Bancshares               IL      SWBI             356692    27.125     48.68     121.64      121.64
Sandwich Co-operative Bank         MA      SWCB             449889      20.5     38.56     104.11      110.87
SouthFirst Bancshares, Inc.        AL      SZB               88899     12.75      10.9      82.36       82.36
Tolland Bank                       CT      TBK              217233    10.375     12.01      88.45        92.8
TCF Financial Corp.                MN      TCB             7000871    37.375   1306.65      249.5      260.82
Troy Hill Bancorp, Inc.            PA      THBC              80484    13.375     14.28      79.95       79.95
Third Financial Corp.              OH      THIR             155911     32.25     36.63     127.82      127.82
Three Rivers Financial Corp.       MI      THR               85138    12.625     10.85      83.22       83.61
TF Financial Corporation           PA      THRD             528910    14.125      60.7       78.6        78.6
Tappan Zee Financial, Inc.         NY      TPNZ             119167     13.25     20.58      95.74       95.74
Tri-County Bancorp, Inc.           WY      TRIC              76718    18.875     11.49      92.62       92.62
Trenton SB, MHC                    NJ      TSBS             517363     13.75    122.55     122.44      125.23
Teche Holding Co.                  LA      TSH              346115        13     50.32      89.59       89.59
Twin City Bancorp                  TN      TWIN             102321     16.75     15.05     106.76      106.76
United Financial Corp.             MT      UBMT             104574    18.125     22.17      90.08       90.08
United Federal Savings Bank        NC      UFRM             252170       7.5     22.99     110.13      110.13
Virginia Beach Fed. Financial      VA      VABF             608832       7.5     37.24      90.36       90.36
Valley Federal Savings Bank        AL      VAFD             118625        31     11.37      118.5       118.5
Virginia First Financial           VA      VFFC             713931     12.25     68.79     124.87      129.49
Washington Mutual Inc.             WA      WAMU           22323472     35.25   2541.06     178.66      199.83
Wayne Savings & Loan Co. MHC       OH      WAYN             250266     19.75     29.54     127.42      127.42
WFS Bancorp, Inc.                  KS      WBCI             267829    22.875     35.79     104.02      104.07
Webster Financial Corporation      CT      WBST            3837220      29.5    238.99      120.8      158.35
Westco Bancorp                     IL      WCBI             312158      21.5     56.37     116.85      116.85
Webster City Federal SB, MHC       IA      WCFB              97391      12.5     26.25     120.42      120.42
Workingmens Capital Holdings       IN      WCHI             208203    20.625      37.3     140.98      140.98
Wells Financial Corp.              MN      WEFC             196184     11.75      25.7      87.62       87.62
Westcorp                           CA      WES             3027248      18.5    480.58     153.65         NA
Winton Financial Corp.             OH      WFCO             282833      13.5     26.81     127.24      130.56
Washington Federal, Inc.           WA      WFSL            5040588    21.875    924.14      154.7       162.4
WHG Bancshares Corp.               MD      WHGB             111704     11.75     19.04        NA          NA
Walden Bancorp, Inc.               MA      WLDN            1051743        19    101.07     103.94      120.71
Western Ohio Financial Corp.       OH      WOFC             319558    21.125     50.01      83.86       89.06
Warren Bancorp, Inc.               MA      WRNB             349421        12      44.2     140.19      140.19
Washington Savings Bank, FSB       MD      WSB              254968         5      21.1      100.6       100.6
WSFS Financial Corporation         DE      WSFS            1312864         8    110.66     149.25      150.94
WesterFed Financial Corp.          MT      WSTR             563931    14.313     62.91      80.05       80.05
WVS Financial Corporation          PA      WVFC             259622        21     36.47     107.14      107.14
Westwood Financial Corporation     NJ      WWFC              84779    10.875      7.03        NA          NA
Wayne Bancorp, Inc.                NJ      WYNE             207997    12.625     28.17        NA          NA
Yonkers Financial Corporation      NY      YFCB             242826     10.25      36.6      74.65       74.65
York Financial Corp.               PA      YFED            1109804     16.25     98.93     105.73      105.73


                                                  ------------------------------
                                                  Current  Price in  Relation To    Current
                                                  ------------------------------   Dividend  Equity/
                                                  Assets    QTR EPS    LTM EPS       Yield   Assets
Institution                        State   Ticker   (%)       (x)        (x)         (%)      (%)
- ------------------------------------------------------------------------------------------------------
Maximum                                              39.61  218.75     153.75       7.44     35.07
Minimum                                               0.67    2.04       3.36       0.00      3.40
Average                                              12.45   16.38      16.16       1.98     12.21
Median                                               10.52   12.24      11.57       2.08      9.81
- ------------------------------------------------------------------------------------------------------

Sterling Financial Corp.           WA      STSA       5.13   15.22      15.56       0         5.79
Sovereign Bancorp, Inc.            PA      SVRN        5.4    8.93       9.35       0.84      5.02
Southwest Bancshares               IL      SWBI      13.65    13.3      13.84       3.98     11.22
Sandwich Co-operative Bank         MA      SWCB       8.57   10.68      10.57       4.88      8.23
SouthFirst Bancshares, Inc.        AL      SZB       12.26  106.25      22.37       3.92     14.89
Tolland Bank                       CT      TBK        5.53   10.38        NM        0         6.25
TCF Financial Corp.                MN      TCB       18.66   12.46      13.11       2.01      7.48
Troy Hill Bancorp, Inc.            PA      THBC      17.75   11.53       12.5       2.99      22.2
Third Financial Corp.              OH      THIR       23.5   18.75      18.22       2.36     18.38
Three Rivers Financial Corp.       MI      THR       12.75   19.73        NA        2.38     15.32
TF Financial Corporation           PA      THRD      12.08   13.58      13.99       2.27      14.2
Tappan Zee Financial, Inc.         NY      TPNZ      17.27   19.49        NA        1.51     18.04
Tri-County Bancorp, Inc.           WY      TRIC      14.98   15.73      18.33       2.65     16.17
Trenton SB, MHC                    NJ      TSBS      23.69   13.75        NA        2.55     19.34
Teche Holding Co.                  LA      TSH       15.37   14.13        NA        3.85     17.16
Twin City Bancorp                  TN      TWIN      14.71   11.96      13.19       3.82     13.78
United Financial Corp.             MT      UBMT       21.2   17.43      13.73       4.86     23.53
United Federal Savings Bank        NC      UFRM       9.12    12.5      10.27       2.67      8.27
Virginia Beach Fed. Financial      VA      VABF       6.12   14.42      18.75       2.13      6.77
Valley Federal Savings Bank        AL      VAFD       9.59   40.79     119.23       1.94      8.09
Virginia First Financial           VA      VFFC       9.64    8.06       8.45          0      7.72
Washington Mutual Inc.             WA      WAMU      11.38    11.6      12.41       2.61      7.38
Wayne Savings & Loan Co. MHC       OH      WAYN       11.8   17.03      18.99       4.46      9.26
WFS Bancorp, Inc.                  KS      WBCI      13.36    13.3      18.45       1.75     12.85
Webster Financial Corporation      CT      WBST       6.23     9.1      12.09       2.44      5.59
Westco Bancorp                     IL      WCBI      18.06   14.53      15.58       2.23     15.45
Webster City Federal SB, MHC       IA      WCFB      26.95   22.32      23.15        6.4     22.39
Workingmens Capital Holdings       IN      WCHI      17.92   23.44      20.22       1.75     12.71
Wells Financial Corp.              MN      WEFC       13.1   12.24        NA           0     14.95
Westcorp                           CA      WES       15.87   11.28      12.25       2.16     10.33
Winton Financial Corp.             OH      WFCO       9.48   11.25      10.89       3.11      7.45
Washington Federal, Inc.           WA      WFSL      18.33    9.94      11.05       4.21     11.85
WHG Bancshares Corp.               MD      WHGB        NA      NA         NA           0      20.6
Walden Bancorp, Inc.               MA      WLDN       9.61    8.64       9.95       3.37      9.25
Western Ohio Financial Corp.       OH      WOFC      15.27   44.01      20.31       4.73      18.2
Warren Bancorp, Inc.               MA      WRNB      12.65    8.11       7.79       3.67      9.03
Washington Savings Bank, FSB       MD      WSB        8.28   11.36       9.09          2      8.22
WSFS Financial Corporation         DE      WSFS       8.43    8.33       4.28          0      5.65
WesterFed Financial Corp.          MT      WSTR      11.16   12.34      13.38       2.52     13.94
WVS Financial Corporation          PA      WVFC      14.05   11.67      10.19       1.91     13.11
Westwood Financial Corporation     NJ      WWFC        NA      NA         NA           0      7.05
Wayne Bancorp, Inc.                NJ      WYNE        NA      NA         NA           0      8.32
Yonkers Financial Corporation      NY      YFCB      15.07     NA         NA        1.95     20.19
York Financial Corp.               PA      YFED       8.91   10.69       9.97       3.69      8.43



                                                   Tangible         Qtr         Qtr         LTM          LTM
                                                   Equity/      Return on   Return on   Return on    Return on
                                                   Tang Assets  Avg Assets  Avg Equity  Avg Assets   Avg Equity
Institution                        State   Ticker     (%)          (%)          (%)         (%)          (%)
- ----------------------------------------------------------------------------------------------------------------
Maximum                                                35.07       3.11       54.91        2.30          38.10
Minimum                                                 2.83      (3.28)     (80.66)      (1.74)        (30.56)
Average                                                11.98       0.90        8.53        0.88           8.48
Median                                                  9.36       0.88        7.81        0.86           7.47
- ----------------------------------------------------------------------------------------------------------------
Sterling Financial Corp.           WA      STSA         5.05       0.46       7.92         0.45           2.73
Sovereign Bancorp, Inc.            PA      SVRN         3.79       0.78      15.04         0.79          14.64
Southwest Bancshares               IL      SWBI        11.22       1.12        9.4         1.15           8.95
Sandwich Co-operative Bank         MA      SWCB         7.77       0.87      10.47         0.87          10.76
SouthFirst Bancshares, Inc.        AL      SZB         14.89       0.12       0.75         0.55           3.24
Tolland Bank                       CT      TBK          5.98       0.56       9.08        -0.46           -7.5
TCF Financial Corp.                MN      TCB          7.18       1.54      20.22         1.43          20.06
Troy Hill Bancorp, Inc.            PA      THBC         22.2       1.42       6.27         1.38           6.09
Third Financial Corp.              OH      THIR        18.38       1.34       7.31         1.37           7.66
Three Rivers Financial Corp.       MI      THR         15.26       0.68       4.37          NA             NA
TF Financial Corporation           PA      THRD         14.2       0.84       5.89         0.91           5.94
Tappan Zee Financial, Inc.         NY      TPNZ        18.04       0.87       4.63          0.8           5.22
Tri-County Bancorp, Inc.           WY      TRIC        16.17          1       6.82         0.95           5.13
Trenton SB, MHC                    NJ      TSBS           19       1.69       8.75          1.8           9.97
Teche Holding Co.                  LA      TSH         17.16       1.04       5.81         1.17           6.66
Twin City Bancorp                  TN      TWIN        13.78       1.18       8.38         1.08           7.84
United Financial Corp.             MT      UBMT        23.53       1.16       5.09          1.5           6.64
United Federal Savings Bank        NC      UFRM         8.27       0.72        8.7         0.87          11.31
Virginia Beach Fed. Financial      VA      VABF         6.77       0.41       6.07         0.29           4.81
Valley Federal Savings Bank        AL      VAFD         8.09       0.23       2.86         0.08           0.96
Virginia First Financial           VA      VFFC         7.46       1.25      15.98         1.21          16.02
Washington Mutual Inc.             WA      WAMU         6.76        1.1      15.08         1.04          14.25
Wayne Savings & Loan Co. MHC       OH      WAYN         9.26        0.7       7.44         0.62           6.73
WFS Bancorp, Inc.                  KS      WBCI        12.84       0.99       7.86         0.67           5.71
Webster Financial Corporation      CT      WBST         4.43       0.78      13.86          0.6          10.69
Westco Bancorp                     IL      WCBI        15.45       1.37       8.76          1.3           8.37
Webster City Federal SB, MHC       IA      WCFB        22.39       1.22       5.46         1.16           5.24
Workingmens Capital Holdings       IN      WCHI        12.71       0.77       6.13         0.86           7.04
Wells Financial Corp.              MN      WEFC        14.95       1.02       6.88         0.81           5.96
Westcorp                           CA      WES           NA         1.4      13.84         1.28          13.55
Winton Financial Corp.             OH      WFCO         7.28       0.87      11.34         0.94          12.39
Washington Federal, Inc.           WA      WFSL        11.36       1.87       15.7         1.78          14.47
WHG Bancshares Corp.               MD      WHGB         20.6       0.52       2.52          NA             NA
Walden Bancorp, Inc.               MA      WLDN         8.07       1.15      12.34         1.03          11.09
Western Ohio Financial Corp.       OH      WOFC        17.32       0.41        1.9         1.12           4.19
Warren Bancorp, Inc.               MA      WRNB         9.03       1.64      18.32          1.7          19.56
Washington Savings Bank, FSB       MD      WSB          8.22        0.8       9.78         0.94          12.56
WSFS Financial Corporation         DE      WSFS         5.59       1.03      17.96          2.2           38.1
WesterFed Financial Corp.          MT      WSTR        13.94       0.86       6.25         4.79            5.9
WVS Financial Corporation          PA      WVFC        13.11       1.24       8.93         1.51          10.19
Westwood Financial Corporation     NJ      WWFC         5.65       0.64       9.16         0.67            9.4
Wayne Bancorp, Inc.                NJ      WYNE         8.32        NA         NA          0.46           5.12
Yonkers Financial Corporation      NY      YFCB        20.19       1.04       5.13           NA            NA
York Financial Corp.               PA      YFED         8.43       0.91      10.62         0.99          11.57

Source: JML Securities L.P.

       ----------------------------
              Exhibit IV-2
        Comparative Market Indices
       ----------------------------

        [LINE GRAPH APPEARS HERE]

              Thrift         Dow Jones
               Index           Index
  12/31/93    252.548        3,754.090
  01/31/94    258.468        3,978.360
  02/28/94    249.529        3,832.020
  03/31/94    241.573        3,635.960
  04/29/94    248.312        3,681.690
  05/31/94    263.340        3,758.370
  06/30/94    269.584        3,624.960
  07/29/94    276.692        3,764.500
  08/31/94    287.183        3,913.420
  09/30/94    279.687        3,843.190
  10/31/94    263.118        3,908.120
  11/30/94    245.835        3,739.230
  12/30/94    244.727        3,834.440
  01/31/95    256.138        3,843.860
  02/28/95    276.973        4,011.050
  03/31/95    278.404        4,157.690
  04/28/95    295.442        4,321.270
  05/31/95    307.584        4,465.140
  06/30/95    313.454        4,556.100
  07/31/95    328.184        4,708.470
  08/31/95    355.487        4,610.560
  09/29/95    362.289        4,789.080
  10/31/95    354.053        4,755.480
  11/30/95    370.172        5,074.490
  12/29/95    376.508        5,117.120
  01/31/96    370.694        5,395.300
  02/29/96    373.640        5,485.620
  03/29/96    382.130        5,587.140
  04/30/96    380.270        5,569.080
  05/31/96    382.992        5,643.180
  06/28/96    387.179        5,654.630
  07/31/96    389.887        5,528.910
  08/08/96    399.361        5,713.490

                         ----------------------------
                                 Exhibit IV-3
                          Selected Comparative Rates
                         ----------------------------

                           [LINE GRAPH APPEARS HERE]

                                  90 Day                       30 Year
                  Prime Rate     Treasury    1 Year T-Bill    Bond Yield
  12/31/91            6.5          3.95          4.08            7.409
  01/31/92            6.5          3.94          4.21            7.763
  02/29/92            6.5          4.02          4.31              7.8
  03/29/92            6.5          4.15          4.51             7.96
  04/29/92            6.5          3.79          4.33            8.052
  05/29/92            6.5           3.8          4.25            7.833
  06/29/92            6.5          3.65          4.06            7.784
  07/29/92              6          3.25          3.62            7.453
  08/29/92              6          3.23          3.46            7.471
  09/29/92              6          2.74          3.06            7.375
  10/29/92              6          3.02          3.53            7.629
  11/29/92              6          3.34          3.81            7.621
  12/29/92              6          3.15          3.59            7.396
  01/29/93              6          2.97          3.36            7.212
  02/28/93              6             3          3.29            6.959
  03/28/93              6          2.96          3.29            6.927
  04/28/93              6          2.95          3.27            6.943
  05/28/93              6          3.13          3.62            6.979
  06/28/93              6           3.1          3.44            6.677
  07/28/93              6          3.11          3.52            6.566
  08/28/93              6          3.08          3.38             6.22
  09/28/93              6          2.98          3.38            6.034
  10/28/93              6          3.09          3.45            5.957
  11/28/93              6          3.14          3.56            6.288
  12/28/93              6          3.01          3.47            6.348
  01/28/94              6          3.03          3.51            6.231
  02/28/94              6          3.44          3.99            6.671
  03/28/94           6.25          3.57           4.4             7.11
  04/28/94           6.75          3.96           5.1            7.309
  05/28/94           7.25          4.28          5.38            7.436
  06/28/94           7.25          4.23           5.5            7.622
  07/28/94           7.25          4.37          5.37            7.385
  08/28/94           7.75          4.68          5.54            7.548
  09/28/94           7.75          4.79          5.95            7.818
  10/28/94           7.75          5.16          6.16            7.964
  11/28/94            8.5          5.74          6.88            7.988
  12/28/94            8.5           5.7          7.18            7.881
  01/28/95            8.5             6          6.79            7.707
  02/28/95              9          5.94          6.42            7.508
  03/28/95              9          5.88           6.5            7.434
  04/28/95              9          5.88          6.33            7.339
  05/28/95              9          5.83          5.83            6.665
  06/28/95              9          5.66          5.72            6.624
  07/27/95           8.75          5.46          5.77             6.89
  08/28/95           8.75          5.43          5.76             6.72
  09/28/95           8.75          5.14          5.78             6.61
  10/27/95           8.75          5.22          5.54             6.38
  11/28/95           8.75          5.32          5.43             6.22
  12/28/95            8.5          4.91          5.21                6
  01/30/95            8.5          5.01          5.03             6.08
  02/26/95           8.25          4.81          5.04             6.44
  03/31/96           8.25           4.8          5.44             6.67
  04/30/96           8.25           4.9          5.62              6.9
  08/08/96           8.25          5.17          5.72             7.16

                                  Exhibit V-I
                  Calculation of Return on Conversion Proceeds



In making the pro forma adjustments to calculate the additional income from the net conversion proceeds, we have made the following assumptions:

    1. The net proceeds are invested at the beginning of the applicable period to yield 5.64%. Income taxes were assumed to be 39%, resulting in an after-tax yield of 3.44%.

    2. Earnings before extraordinary items were utilized as the earnings base.

    3. The Employee Stock Ownership Plan and Trust (ESOP) will purchase 8% of the shares of Common Stock issued in the Conversion. Funds used to acquire the ESOP shares will be borrowed from the Holding Company.
          The Savings Bank expects to repay the debt over a 10-year period at the prime rate. Appropriate adjustments to pro forma equity and earnings have been incorporated.

    4. Management intends to propose for consideration and approval by stockholders at the first annual meeting following the Management Recognition Plan ("MRP") for outside directors and for officers and employees. It is assumed that the MRP will be acquired through open market purchases.

    5. It is assumed that (i) 100% of the shares will be sold in the Offerings; and (ii) Trident Securities will receive a management fee of 1% of the gross proceeds of the Offerings, plus commissions of 2% of the gross proceeds less: Directors purchases and the amount of the ESOP.

    6.    Total expenses at the midpoint are estimated to be $754,000.

                                  EXHIBIT V-1
                         Richmond Savings Bank, S.S.B.
                    Pro Forma Effect of Conversion Proceeds
                              As of June 30, 1996
                                 (000) omitted

                                                                               Adjusted
                                     Minimum      Midpoint       Maximum        Maximum
=======================================================================================
Shares Offered (Total)             1,190,000     1,400,000     1,610,000      1,851,500

Price per share                       $10.00        $10.00        $10.00         $10.00

Gross Proceeds                       $11,900       $14,000       $16,100        $18,515
Estimated expenses                       695           754           814            882
                                  -----------------------------------------------------
Net proceeds                         $11,205       $13,246       $15,286        $17,633

Adj. net income - twelve months
   ended 6/30/96-adjusted               $591          $591          $591           $591
Incremental return on proceeds           263           311           360            416
Less:  ESOP adjustment                   (58)          (68)          (79)           (90)
Less:  MRP adjustment                    (58)          (68)          (79)           (90)
                                  -----------------------------------------------------
Pro forma net income                    $738          $766          $794           $826
Earnings per share                     $0.62         $0.55         $0.49          $0.45

Adj. net income - three months
   ended 6/30/96, annualized            $508          $508          $508           $508
Incremental return on proceeds           263           311           360            416
Less:  ESOP adjustment                   (58)          (68)          (79)           (90)
Less:  MRP adjustment                    (58)          (68)          (79)           (90)
                                  -----------------------------------------------------
Pro forma net income                    $654          $682          $711           $743
Earnings per share                     $0.55         $0.49         $0.44          $0.40

Net worth                             $8,641        $8,641        $8,641         $8,641
Net conversion proceeds               11,205        13,246        15,286         17,633
Less:  ESOP adjustment                  (952)       (1,120)       (1,288)        (1,481)
Less:  MRP adjustment                   (476)         (560)         (644)          (741)
                                  -----------------------------------------------------
Pro forma net worth                  $18,418       $20,207       $21,995        $24,051
Book value per share                  $15.48        $14.43        $13.66         $12.99

Total assets                         $94,110       $94,110       $94,110        $94,110
Net conversion proceeds               11,205        13,246        15,286         17,633
Less:  ESOP adjustment                  (952)       (1,120)       (1,288)        (1,481)
Less:  MRP adjustment                   (476)         (560)         (644)          (741)
                                  -----------------------------------------------------
Pro forma total assets              $103,887      $105,676      $107,464       $109,521

Pro Forma Ratios
Price/EPS (LTM)                         16.1          18.3          20.3           22.4
Price/EPS (last quarter)                18.2          20.5          22.7           24.9
Price/book per share                   64.61%        69.28%        73.20%         76.98%
Market value/assets                    11.45%        13.25%        14.98%         16.91%

                                  EXHIBIT V-2
                          Richmond Savings Bank, SSB
                          Pro Forma Midpoint Analysis


                                                               Comparative Group        All Public Thrifts
                                                               -----------------        ------------------
                                         Symbols    Value      Average       Median     Average      Median
         ------------------------------------------------------------------------------------------------------
         Price/earnings ratio            P/E
         Last twelve months              (X)                            24.5       14.2         20.8       16.7
           Pro forma minimum                              16.1
           Pro forma adjusted midpoint                    18.3
           Pro forma maximum                              20.3
           Final Value                                    22.4

         Last three months, annualized                                  27.3       16.4         20.8       16.7
           Pro forma minimum                              18.2
           Pro forma adjusted midpoint                    20.5
           Pro forma maximum                              22.7
           Final Value                                    24.9

         Price/book ratio                P/B                            97.5%      97.6%        69.3%      69.3%
           Pro forma minimum             (%)              64.6%
           Pro forma adjusted midpoint                    69.3%
           Pro forma maximum                              73.2%
           Final Value                                    77.0%


         Price/assets ratio              P/A                           20.40%     20.39%       14.90%     13.30%
           Pro forma minimum             (%)             11.45%
           Pro forma adjusted midpoint                   13.25%
           Pro forma maximum                             14.98%
           Final Value                                   16.91%


         Key Assumptions
           Earnings base - last twelve months       Y               $591,000
           Earnings base - last three months        Y               $507,812
           Book value                               B             $8,640,726
           Tangible book value                      B             $8,640,726
           Total assets                             A            $94,110,056
           Estimated conversion
             expense at midpoint                    X                   $754
           Return on conversion
             proceeds (after-tax)                   R                  3.44%
           Proceeds not reinvested                  Z             $4,200,000
           Estimated ESOP                           E            ($1,120,000)
           Cost of ESOP                             S                  8.00%
           Amort. of ESOP                           T                     10 years
           ESOP tax rate                            Tax                  39%
           Estimated MRP                                           ($560,000)
           Cost of MRP                                                    4%
           Amort. of MRP                                                   5 years

                          Richmond Savings Bank, SSB
                         Return on Conversion Proceeds
                             As of August 8, 1996


                 Amount      Investment Security                 Yield

                  20.00%     3 month Treasury Bill               5.15%
                  20.00%     6 month Treasury Bill               5.32%
                  20.00%     1 year US Treasury Note             5.66%
                  20.00%     2 year US Treasury Note             5.95%
                  20.00%     3 year US Treasury Note             6.13%

                 100.00%     Weighted Average Yield              5.64%

                             Weighted Average Maturity           1.35 years

                                  EXHIBIT V-3
                          Pro Forma Midpoint Analysis
                          Richmond Savings Bank, SSB

Calculation of Estimated Value in a Standard Conversion (V)

              P/E (Y - R (X+Z) - ES - (1-Tax) E/T - (1-Tax))
  1.  V   =   ----------------------------------------------  =    $14,000,000
                            1 - (P/E) R


              P/B (B - X - E)
  2.  V   =   ---------------                                 =    $14,000,000
                1 - P/B


              P/A (A - X)
  3.  V   =   -----------                                     =    $14,000,000
               1 - P/A



                            Value                              Valuation
    Final Value           Per Share         Total Shares         Date
    -----------           ---------         ------------         ----
    $14,000,000             $10.00           1,400,000         08/08/96